--------------------------------------------------------------------------------
                        MASSMUTUAL INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------


                            [ARTWORK APPEARS HERE]


                       . MassMutual Prime Fund
                       . MassMutual Short-Term Bond Fund
                       . MassMutual Core Bond Fund
                       . MassMutual Balanced Fund
                       . MassMutual Core Equity Fund
                       . MassMutual Small Cap Value Equity Fund
                       . MassMutual International Equity Fund


                       Annual Report . December 31, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ..................................................      1

MassMutual Prime Fund
     Portfolio Manager Report ...........................................      3
     Portfolio of Investments ...........................................      5
     Financial Statements ...............................................      7

MassMutual Short-Term Bond Fund
     Portfolio Manager Report ...........................................     11
     Portfolio of Investments ...........................................     14
     Financial Statements ...............................................     17

MassMutual Core Bond Fund
     Portfolio Manager Report ...........................................     21
     Portfolio of Investments ...........................................     24
     Financial Statements ...............................................     29

MassMutual Balanced Fund
     Portfolio Manager Report ...........................................     33
     Portfolio of Investments ...........................................     36
     Financial Statements ...............................................     41

MassMutual Core Equity Fund (Formerly known as the MassMutual Value Equity Fund)
     Portfolio Manager Report ...........................................     45
     Portfolio of Investments ...........................................     48
     Financial Statements ...............................................     50

MassMutual Small Cap Value Equity Fund
     Portfolio Manager Report ...........................................     54
     Portfolio of Investments ...........................................     57
     Financial Statements ...............................................     59

MassMutual International Equity Fund
     Portfolio Manager Report ...........................................     63
     Portfolio of Investments ...........................................     67
     Financial Statements ...............................................     69

Notes to Financial Statements ...........................................     73

Report of Independent Accountants1 ......................................     83




1The Report of Independent Accountants extends to the respective Portfolios of Investments and Financial Statements for each Fund, and the combined Notes to Financial Statements as listed above.

--------------------------------------------------------------------------------
          MassMutual Institutional Funds -- Letters to Shareholders
--------------------------------------------------------------------------------

To Our Shareholders

[PHOTO OF STUART H. REESE APPEARS HERE]

Stuart H. Reese
"Stocks responded with a vigorous fourth-quarter rally..."


                                                               February 26, 1999
Another Year of Expansion in the U.S.

1998 marked the eighth consecutive year of economic expansion in the United States, once again confounding those who were looking for the economy to falter. Real growth of gross domestic product for the year is likely to be somewhere around 3.75%, a shade under 1997's 3.9%. While economic growth continued, inflation remained virtually dormant, with the Consumer Price Index rising about 1.7%. Producer prices, which often lead changes in consumer prices, actually declined in 1998. Interest rates fell for most of the year, ending December at near-record low levels. Contributing to the easing of interest rates was the fact that the U.S. government had a $70 billion surplus in fiscal year 1998 after several decades of deficits. Another surplus is forecast for the current fiscal year.

Consumption and fixed investment both contributed strongly to the expansion in 1998. Thanks to solid income growth and another banner year for large capitalization stocks, consumers were able to maintain spending at high levels all year. Fixed investment benefited from steady increases in residential construction and producers' durable equipment--mainly computers and other business equipment. Investment in technology contributed not only to growth but also to gains in productivity.

The only broad-based drag on economic growth was the trade deficit, which grew by close to $100 billion in 1998. The deficit was exacerbated by strong domestic growth, which spurred imports, and by serious financial problems abroad, which dampened foreign demand for U.S. goods and services and therefore limited U.S. exports.

Overseas: Some Progress, Some New Challenges

In Asia, where severe financial problems first came to a head in 1997, there was some progress. The stock markets of Thailand and South Korea rebounded noticeably in 1998, indicating that investors are beginning to overcome their generalized fear of Southeast Asian markets and instead are making investment decisions on a nation-specific basis. This is a key prerequisite for meaningful recovery in the region.

In Japan, political leaders finally adopted an aggressive plan to stimulate the economy and reform the country's ailing banking system. Policy is now moving in the proper direction, but it will be a long road back to economic health for Japan.

One key concern continues to be the extent to which the problems in Asia will spread to other emerging markets, and eventually to the U.S. This concern gained renewed force in August, when Russia announced a substantial devaluation of its currency, the ruble, and defaulted on much of its foreign debt. South America, particularly Brazil, also gave investors cause for concern in 1998.

Equities Take a Hit But Finish Strong

U.S. equities were uniformly strong during the first three months of the year, as concerns about Asia receded into the background and investors focused on strong economic growth. In April, a two-tiered market emerged, with large-capitalization technology and other growth issues leading the S&P 500 Index and the Dow Jones Industrial Average higher through mid-July. The Russell 2000 Index, however, trended lower throughout the second quarter, indicating that many small-capitalization stocks were not participating in the rally. Indeed, even the S&P 500's gains -- at its high water mark in July -- were largely due to its twenty largest components. The rally, therefore, was quite narrow.

                                                                     (Continued)

--------------------------------------------------------------------------------
MassMutual Institutional Funds -- Letters to Shareholders (Continued)
--------------------------------------------------------------------------------


In the third quarter, amid Russia's financial difficulties and renewed concerns about Asia, stocks turned south, giving up all they had gained earlier in the year and then some in many cases. A flight to quality ensued in which investors shunned stocks in general. Especially hard hit were small-capitalization issues, technology stocks, and other sectors perceived to have more than average risk. With the financial markets reeling, the Federal Reserve Board stepped in, lowering interest rates three times in three months. Stocks responded with a vigorous fourth-quarter rally, again concentrated primarily in growth stocks. The Dow Jones Industrial Average, S&P 500 Index, NASDAQ Composite Index and Russell 2000 Index ended 1998 with returns of 18.17%, 28.58%, 39.63% and -2.55%, respectively. The disparity in performance between the different market segments is especially evident in the latter two indices.

Bonds Ride the Roller Coaster, Too

Bonds were by no means immune to the third quarter's volatility. Up to that point, interest rates, which began the year at low levels, had trended irregularly lower, as the yield curve gradually flattened. Although first-half credit spreads widened in January and June, new issuances remained at relatively healthy levels due to the low absolute level of interest rates.

In August, trouble began brewing in the credit markets when Russia's devaluation and default caused a number of hedge funds to liquidate some large credit positions. Panic ensued, and spreads widened dramatically, especially between corporate issues and U.S. Treasuries, as investors sold corporate securities and fled to the safety of Treasury securities.

As happened with equities, the credit markets recovered somewhat when the Federal Reserve Board lowered interest rates. Spreads narrowed considerably by year-end, although not nearly to their levels before the crisis.

Looking Ahead to 1999

The central economic event of 1999 is likely to be a mild slowdown in the U.S. economy. The lower rate of expansion in non-farm payrolls in the second half of 1998, together with the associated easing of personal income growth, makes it unlikely that consumers will be able to keep spending at 1998's brisk rate. Softness in corporate earnings, a symptom of reduced consumer spending, may be evident. Federal Reserve Board policy, which was extremely accommodating in response to the 1998 crisis in the financial markets, has returned to a neutral stance and will likely remain so until circumstances clearly mandate a change. Inflation may rise a little but should remain unthreatening. In this environment, MassMutual should continue to serve shareholders well with its focus on thorough research and identifying value in the financial markets.



/s/ Stuart H. Reese

Stuart H. Reese
President
MassMutual Institutional Funds

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objectives and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:

 . Maximize current income to the extent consistent with liquidity and the preservation of capital

 .  Invest in a diversified portfolio of money market instruments

 . Invest in high quality debt instruments with remaining maturity not to exceed 397 days

Note: This is not a money market fund.

How did the Fund perform during 1998?

The Fund's Class S shares had a net return of 5.39% for the 12 months ended December 31, 1998, well ahead of the 4.86% return recorded by the money market funds average monitored by Lipper Analytical Services and ahead of the return of 91-day U.S. Treasury Bills of 5.05%. Although interest rates in the United States declined during the period, the Fund's continued strong emphasis on Tier 2 securities enabled it to outperform the Lipper average. Funds in the Lipper average are required to hold a much higher percentage of Tier 1 commercial paper (rated in the highest rating category of at least one nationally recognized statistical rating organization) than the Fund does.

What was the market environment during the period?

The first half of 1998 was relatively placid, as the U.S. economy continued to grow moderately in spite of the slowing effects expected by many investors as a result of the Asian financial crisis. Inflation remained in check, and interest rates were stable and near record lows. At the short end of the fixed-income market, U.S. Treasury bill rates fell slightly, while Tier 1 and Tier 2 issues rose a bit, with spreads between Treasuries and 30-day Tier 2 commercial paper widening from 69 to 96 basis points at the end of June.

In the third quarter, world financial markets became extremely volatile. For one thing, corporate earnings began to show more evidence of susceptibility to the slowdown in Asia. There was also increased concern about the Brazilian banking system. However, the straw that broke the camel's back was Russia, which unexpectedly devalued it's currency and defaulted on some of its debt. Finally, the near-failure of a prominent hedge fund added to investors' crisis mentality. This confluence of events precipitated a worldwide flight to quality that drove 30-day U.S. Treasury bills down to an average yield of 3.56% in October from 4.75% in August, while the spread between Treasuries and 30-day Tier 2 commercial paper ballooned to 197 basis points, reflecting the increased premium investors were demanding to accept the added risk of Tier 2 investments.

The markets settled down to some degree in the fourth quarter, primarily in response to three cuts in short-term interest rates by the Federal Reserve Board
(Fed) in September, October, and November. The October easing had a particularly beneficial effect because it was a surprise move that occurred between meetings of the Fed's Open Market Committee, the group that decides the fate of short-term interest rates. However, spreads between Tier 1 and Tier 2 issues continued to widen in November and, in the 30-day maturity category, in December due to typical year-end liquidity pressures.

How did you position the Fund's portfolio throughout this turmoil?

On balance, the Fund invested a greater percentage of its assets in Tier 2 investments than in prior years. Moreover, as the spread between Tier 1 and Tier 2 commercial paper widened during 1998, we gradually increased our Tier 2 exposure, until by the end of October the Fund's allocation of Tier 2 issues reached its apex at 97%. The confidence we have in our credit analysis capabilities made us very comfortable in assuming the extra risk inherent in Tier 2 investments, especially with the economy in overall sound condition. In December, the Tier 2 portion of the Fund declined to 85%, mainly because the supply of Tier 2 commercial paper dried up. Consequently, we purchased some Tier 1 agency paper to bring the Fund closer in the average duration of its holdings to the IBC/Donohue Universe, an index that we use as a benchmark for that purpose.

How is the Fund Administrator preparing for the Year 2000 Issue?

Like other businesses and governments around the world, the Fund could be adversely affected if the computer systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

--------------------------------------------------------------------------------
MAssMutual Prime Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------


What is your outlook for 1999?

The U.S. economy has continued to surprise investors with its resilience--gross domestic product grew at the rate of 3.7% estimated for 1998 compared to 3.9% for 1997--and the Fed proved that it will move aggressively to lower interest rates if economic growth appears threatened. As of the end of 1998, the Fed was in a holding pattern as it sought to evaluate the effects of its three interventions in the second half of 1998. Meanwhile, Japanese interest rates are rising, and we will have to see if that prompts some repatriation of investment assets to Japan, which would tend to boost U.S. interest rates. Another wild card is the Euro--the common currency of the European Monetary Union--which debuted on January 1, 1999. Some experts have speculated that the Euro might rival the U.S. dollar as a reserve currency, and that a significant amount of funds might flow from U.S. dollar-denominated assets into Euro-denominated assets. There is also the Year 2000 issue, which could impact the supply of or demand for commercial paper towards the end of the year. We remain confident, however, that regardless of the challenges that arise during 1999, our credit expertise will enable the Fund to offer shareholders competitive returns.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund
Class S and 91-day Treasury Bills

--------------------------------------------------------------------------------
  MassMutual Prime Fund
  Total Return          One Year                Average Annual
                    1/1/98 - 12/31/98          10/3/94 - 12/31/98

  Class S                5.39%                      5.43%
--------------------------------------------------------------------------------
  91-Day
  Treasury Bills         5.05%                      5.32%
--------------------------------------------------------------------------------

Hypothetical Investments in MassMutual Prime Fund
Class A and Class Y and 91-day Treasury Bills

--------------------------------------------------------------------------------
  MassMutual Prime Fund
  Total Return          One Year
                    1/1/98 - 12/31/98

  Class A                4.60%
  Class Y                5.14%
--------------------------------------------------------------------------------
  91-Day
  Treasury Bills         5.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[LINE GRAPH APPEARS HERE]

  Date          Class S         T-Bills

"10/3/94"        10,000         10,000
"12/94"          10,126         10,112
"6/95"           10,419         10,385
"12/95"          10,711         10,672
"6/96"           10,982         10,932
"12/96"          11,272         11,209
"6/97"           11,565         11,489
"12/97"          11,880         11,785
"6/98"           12,194         12,166
"12/98"          12,520         12,380

[LINE GRAPH APPEARS HERE]

  Date          Class A         Class Y         T-Bills

"12/97"          10,000         10,000          10,000
"3/98"           10,110         10,130          10,128
"6/98"           10,230         10,250          10,255
"9/98"           10,350         10,380          10,386
"12/98"          10,460         10,514          10,505

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund's shares are not guaranteed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998

                                                  Principal
                                                    Amount      Market Value
                                                  ---------     ------------
SHORT-TERM INVESTMENTS -- 98.2%
Commercial Paper -- 94.2%
Boston Scientific
 Corporation
 5.450% 2/26/1999                              $  2,800,000     $  2,776,262
Boston Scientific
 Corporation
 5.550% 2/19/1999                                 1,780,000        1,766,554
Boston Scientific
 Corporation
 5.650% 1/25/1999                                 3,410,000        3,397,156
Boston Scientific
 Corporation
 5.700% 1/22/1999                                 2,175,000        2,167,769
Burlington Northern
 Santa Fe Corp.
 5.620% 1/13/1999                                 4,255,000        4,247,029
Case Credit
 Corporation
 5.900% 3/24/1999                                 7,420,000        7,332,114
Case Credit
 Corporation
 6.150% 2/12/1999                                 2,045,000        2,030,327
Central and South
 West Corporation
 5.450% 3/16/1999                                 3,620,000        3,581,306
Central and South
 West Corporation
 5.500% 3/17/1999                                 1,445,000        1,429,346
Comdisco, Inc.
 5.600% 1/20/1999                                 3,600,000        3,589,360
ConAgra, Inc.
 5.470% 1/08/1999                                 3,455,000        3,451,325
ConAgra, Inc.
 5.590% 1/25/1999                                 3,975,000        3,960,187
ConAgra, Inc.
 6.070% 2/05/1999                                 2,445,000        2,430,571
Cox Enterprises, Inc.
 5.680% 1/27/1999                                 9,400,000        9,361,439
Crown Cork & Seal
 Company, Inc.
 5.600% 2/25/1999                                 3,460,000        3,430,398
Crown Cork & Seal
 Company, Inc.
 5.600% 3/15/1999                                 2,125,000        2,102,593
Crown Cork & Seal
 Company, Inc.
 5.900% 3/29/1999                                 2,700,000        2,666,070
Crown Cork & Seal
 Company, Inc.
 5.900% 4/16/1999                                 2,400,000        2,363,600
CSX Corporation
 5.500% 1/12/1999                                 8,170,000        8,156,269
CVS Corporation
 5.650% 1/29/1999                                   665,000          662,078
CVS Corporation
 5.740% 1/15/1999                                 9,900,000        9,877,901
Enron Corp.
 5.200% 5/28/1999                                 4,460,000        4,365,299
Enron Corp.
 5.580% 1/29/1999                                 1,525,000        1,518,382
Fina Oil and Chemical
 Company
 5.250% 2/23/1999                                 5,000,000        4,961,354
Finova Capital
 Corporation
 5.125% 2/04/1999                                 6,550,000        6,518,297
Ford Motor Credit
 Corporation
 4.780% 9/24/1999                                 6,230,000        6,015,626
General Electric
 Capital Corporation
 4.860% 6/25/1999                                 1,975,000        1,930,069
Georgia Power
 Company
 5.150% 2/22/1999                                 7,011,000        6,958,843
Humana, Inc.
 6.000% 1/14/1999                                 1,130,000        1,127,552
Humana, Inc.
 6.000% 2/05/1999                                 2,920,000        2,902,967
Humana, Inc.
 6.050% 2/03/1999                                 1,560,000        1,551,349
Humana, Inc.
 6.050% 2/26/1999                                 3,500,000        3,467,061
IMC Global Inc.
 5.400% 1/19/1999                                   360,000          359,028
IMC Global Inc.
 5.700% 3/12/1999                                 2,400,000        2,375,733
IMC Global Inc.
 5.850% 2/12/1999                                 6,000,000        5,959,050
Mallinckrodt Group
 Inc.
 5.700% 2/08/1999                                10,000,000        9,939,833
McKesson Corp.
 6.150% 1/22/1999                                 6,200,000        6,177,758
ORIX Credit Alliance,
 Inc.
 5.750% 4/09/1999                                 2,120,000        2,089,990
ORIX Credit Alliance,
 Inc.
 5.900% 2/26/1999                                   370,000          366,604
ORIX Credit Alliance,
Inc.
 5.950% 2/19/1999                                 6,594,000        6,540,598
Praxair, Inc.
 5.130% 7/30/1999                                 4,600,000        4,460,467
Praxair, Inc.
 5.530% 1/28/1999                                 4,125,000        4,107,892
Public Service
 Company of Colorado
 5.200% 1/14/1999                                 7,880,000        7,865,203
Public Service
 Company of Colorado
 5.900% 1/14/1999                                   510,000          508,913
Public Service Electric
 and Gas Company
 5.620% 1/19/1999                                 7,000,000        6,980,330
Ralston Purina
 Company
 5.700% 1/26/1999                                 5,770,000        5,747,160
Raytheon Company
 5.600% 1/21/1999                                 2,075,000        2,068,545
Raytheon Company
 5.650% 2/02/1999                                 7,450,000        7,412,585
Rite Aid Corporation
 5.620% 1/29/1999                                 6,335,000        6,307,309


                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount      Market Value
                                                  ---------     ------------
Safeway Inc.
 5.630% 2/11/1999                              $  3,715,000   $    3,691,180
Safeway Inc.
 6.000% 1/21/1999                                 4,255,000        4,240,817
Service Corporation
 International
 5.480% 2/01/1999                                10,200,000       10,151,867
Sonat Inc.
 5.200% 3/12/1999                                 1,985,000        1,964,929
Sonat Inc.
 5.500% 2/23/1999                                 4,460,000        4,423,886
The Timken Company
 5.180% 3/16/1999                                 5,820,000        5,757,791
US West Capital
 Funding
 5.700% 2/24/1999                                 6,270,000        6,216,392
                                                               -------------
                                                                 237,810,313
                                                               =============
Discount Notes -- 4.0%
Federal Farm Credit
 Bank
 4.650% 12/23/1999                                5,700,000        5,438,826
Federal Home Loan
 Mortgage
 Corporation
 4.780% 6/02/1999                                 4,485,000        4,397,363
Federal National
 Mortgage Association
 5.270% 4/02/1999                                   315,000          311,327
                                                               =============
                                                                  10,147,516
                                                               =============
TOTAL SHORT-TERM
INVESTMENTS                                                      247,957,829
                                                               =============
(Cost $247,916,928)+

TOTAL INVESTMENTS -- 98.2%                                       247,957,829

Other Assets/
(Liabilities) -- 1.8%                                              4,474,664
                                                               =============

NET ASSETS -- 100.0%                                          $  252,432,493
                                                               =============

Notes To Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)





             The remainder of this page intentionally left blank.






   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                            December 31, 1998


Assets:
       Short-term investments, at value
        (cost $247,916,928) (Note 2)                      $        247,957,829
       Cash                                                              1,496
       Receivables from:
           Fund shares sold                                          8,305,239
                                                           --------------------
              Total assets                                         256,264,564
                                                           --------------------

Liabilities:
       Payables for:
           Fund shares redeemed                                      3,711,487
           Directors' fees and expenses (Note 3)                         4,604
           Affiliates (Note 3):
              Investment management fees                                92,672
              Administration fees                                       16,044
              Service fees                                                  74
       Accrued expenses and other liabilities                            7,190
                                                           --------------------
              Total liabilities                                      3,832,071
                                                           --------------------
       Net assets                                         $        252,432,493
                                                           ====================

Net assets consist of:
       Paid-in capital                                    $        252,393,164
       Undistributed net investment income                              19,112
       Accumulated net realized loss on investments                    (20,684)
       Net unrealized appreciation on investments                       40,901
                                                           --------------------
                                                          $        252,432,493
                                                           ====================
Net assets:
       Class A                                            $            119,698
                                                           ====================
       Class Y                                            $            556,080
                                                           ====================
       Class S                                            $        251,756,715
                                                           ====================


Shares outstanding:
       Class A*                                                        793.581
                                                           ====================
       Class Y*                                                      3,689.154
                                                           ====================
       Class S                                                   1,670,109.993
                                                           ====================

Net asset value, offering price and
redemption price per share:
       Class A*                                           $             150.83
                                                           ====================
       Class Y*                                           $             150.73
                                                           ====================
       Class S                                            $             150.74
                                                           ====================

*Amounts have been restated to reflect reverse stock splits (See Note 9).


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------


Statement of Operations

                                                                Year ended
                                                            December 31, 1998
                                                           --------------------

Investment income: (Note 2)
      Interest.........................................   $         14,691,779
                                                           --------------------

Expenses (Note 2):
      Investment management fees (Note 3)..............              1,143,154
      Custody fees.....................................                 25,320
      Audit and legal fees.............................                  9,195
      Directors' fees (Note 3).........................                 17,773
                                                           --------------------
                                                                     1,195,442

      Administration fees (Note 3):
          Class A......................................                   563
          Class Y......................................                 1,123
          Class S......................................               196,947
      Service fees (Note 3):
          Class A......................................                   292
                                                           --------------------
               Total expenses..........................             1,394,367
                                                           --------------------
               Net investment income...................            13,297,412
                                                           --------------------


Realized and unrealized gain (1oss):
      Net realized loss on investment transactions.....                (2,524)
      Net change in unrealized appreciation
       (depreciation) on investments...................                62,059
                                                           --------------------
               Net realized and unrealized gain........                59,535
                                                           --------------------
      Net increase in net assets resulting from
       operations......................................   $        13,356,947
                                                           ====================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                       Year ended                 Year ended
Increase (Decrease) in Net Assets:                                                  December 31, 1998          December 31, 1997
                                                                               -----------------------    -----------------------
Operations:
     Net investment income ................................................   $            13,297,412    $           13,484,123
     Net realized loss on investment transactions .........................                    (2,524)                  (11,009)
     Net change in unrealized appreciation (depreciation)
         on investments ...................................................                    62,059                   (13,070)
                                                                               -----------------------    -----------------------
         Net increase in net assets resulting from operations .............                13,356,947                13,460,044
                                                                               -----------------------    -----------------------
Distributions to shareholders (Note 2):
     From net investment income:
     Class 1* .............................................................                        --                    (4,723)
     Class 2* .............................................................                        --                    (5,393)
     Class 3* .............................................................                        --                    (5,838)
     Class A ..............................................................                   (94,659)                       --
     Class Y ..............................................................                  (440,359)                       --
     Class S ..............................................................               (12,743,282)              (13,552,104)
                                                                               -----------------------    -----------------------
         Total distributions from net investment income ...................               (13,278,300)              (13,568,058)
                                                                               -----------------------    -----------------------
Net fund share transactions (Note 5):
     Class 1* .............................................................                  (114,315)                    4,723
     Class 2* .............................................................                  (116,323)                    5,393
     Class 3* .............................................................                  (117,416)                    5,838
     Class A ..............................................................                   208,974                        --
     Class Y ..............................................................                   973,553                        --
     Class S ..............................................................                 9,800,906               (17,250,954)
                                                                               -----------------------    -----------------------
         Increase (Decrease) in net assets from net fund
          share transactions ..............................................                10,635,379               (17,235,000)
                                                                               -----------------------    -----------------------

     Total increase (decrease) in net assets ..............................                10,714,026               (17,343,014)


Net assets:
     Beginning of period ..................................................              241,718,467                259,061,481
                                                                               -----------------------    -----------------------
     End of period (including undistributed net investment income of
         $19,112 and $0, respectively) ....................................   $          252,432,493     $          241,718,467
                                                                               =======================    =======================


* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).




   The accompanying notes are an integral part of the Financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                       Class A         Class Y
                                                       -------         -------
                                                     Year ended      Year ended
                                                      12/31/98  +     12/31/98  +
                                                     ------------    -----------
Net asset value, beginning of period                $      691.21   $     690.78
                                                     ------------    -----------
Income (loss) from investment operations:
   Net investment income                                    32.03 ***      36.67 ***
   Net realized and unrealized gain (loss) on
       investments                                          (0.09)         (1.30)
                                                     ------------    -----------
       Total income (loss) from investment
          operations                                        31.94          35.37
                                                     ------------    -----------
Less distributions to shareholders:
   From net investment income                             (572.32)       (575.42)
                                                     ------------    -----------
Net asset value, end of period                      $      150.83   $     150.73
                                                     ============    ===========
Total Return                                                 4.60%          5.14%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                         $120           $556
   Net expenses to average daily net assets #                1.20%          0.74%
   Net investment income to average daily net assets         4.59%          5.21%

                                                                                        Class S (1)
                                                                                        -----------
                                                         Year ended      Year ended      Year ended      Year ended     Period ended
                                                          12/31/98        12/31/97        12/31/96       12/31/95       12/31/94/\**
                                                         -----------     -----------     -----------    -----------    -----------
Net asset value, beginning of period                    $    150.84     $    151.00     $    151.06    $    150.36    $    150.00
                                                         -----------     -----------     -----------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                                       8.10 ***        8.14 ***        7.85 ***       8.70 ***       1.55
   Net realized and unrealized gain (loss) on
       investments                                             0.03           (0.01)           0.06          (0.02)          0.34
                                                         -----------     -----------     -----------    -----------    -----------
       Total income (loss) from investment
         operations                                            8.13            8.13            7.91           8.68           1.89
                                                         -----------     -----------     -----------    -----------    -----------
Less distributions to shareholders:
   From net investment income                                 (8.23)          (8.29)          (7.97)         (7.98)         (1.53)
                                                         -----------     -----------     -----------    -----------    -----------
Net asset value, end of period                          $    150.74     $    150.84     $    151.00    $    151.06    $    150.36
                                                         ===========     ===========     ===========    ===========    ===========
Total Return @                                                 5.39%           5.39%           5.24%          5.78%          1.26%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                       $251,757        $241,370        $258,729       $253,936       $170,548
   Net expenses to average daily net assets #                0.5482%         0.5399%         0.5160%        0.5160%        0.5160% *
   Net investment income to average daily net assets           5.23%           5.25%           5.10%          5.61%          5.01% *

     # Computed after giving effect to the voluntary
       partial waiver of management fee by MassMutual,
       which terminated May 1, 1997. Without this
       partial waiver of fees by MassMutual, the ratio
       of expenses to average daily net assets would
       have been:                                               N/A          0.5515%         0.5509%        0.5468%        0.5605% *

   /\ All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.
    *   Annualized
    ** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
    *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
    +   Amounts have been restated to reflect reverse stock splits (See Note 9).
    (1) Class S shares were previously designated as Class 4 shares.
    @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.
10

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objectives and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:

 .    achieve a high total return primarily from current income while minimizing fluctuations in capital values

 .    invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities

 .    maintain duration less than three years

 .    diversify investments among market sectors on the basis of relative value

How did the Fund perform during 1998?

The Fund's Class S shares had a net return of 6.29% for the 12 months ended December31, 1998, slightly trailing the 6.97% return of the Lehman Brothers 1-3 Year Government Bond Index. The Fund marginally outperformed the Index during the first half of the year, but then fell behind in the second half, as a flight to quality led to a massive rally in the U.S. Treasury markets. Although the Fund had an average of 31.2% of its holdings in Treasuries in the second half of the year, the shorter duration of its holdings relative to those in the Index led the Fund to underperform the Index during the rally. The portfolio also had an average of 42.1% invested in commercial paper during the second half of the year. In addition, the Fund's non-Treasury holdings were hurt in the flight to Treasuries.

What was the market environment during the period?

Most of 1998 saw a gradual flattening of the yield curve, which depicts graphically how the yields demanded by fixed-income investors change as the duration of their investments lengthens. In a positive yield curve environment, yields increase along with investment risk and duration. However, for myriad reasons, the yield curve can become flat or inverted. That is what we saw in 1998 as the perception of increased risk in the credit markets caused investors to favor short-term instruments as a defensive measure.

The year was also marked by extreme volatility in the second half. During the summer, it became more clear that the slowdown in Asian economies would affect the earnings of U.S. corporations more than investors had been expecting earlier in the year. Furthermore, Brazil's banking system became an increasing source of concern. Then in August, Russia unexpectedly devalued its currency and defaulted on some of its debt. The well-publicized financial difficulties of a prominent hedge fund added to investors' crisis mentality and caused dislocations in the credit markets when some of the firm's massive positions were liquidated.

These events precipitated a plunge in world stock markets. On the other hand, Treasuries of all maturities rallied sharply, and spreads between Treasuries and other credit instruments, particularly corporate securities, widened, as investors avoided risk and sought safety. The 30-year Treasury bond, for example, dipped below 5%, a level not seen in over 30 years. Three cuts in short-term interest rates by the Federal Reserve Board in September, October, and November helped the markets recover to some degree toward the end of the year. Spreads between Treasuries and corporate securities narrowed considerably in November and December, although not nearly back to their pre-August levels.


How did you position the Fund during 1998?

The Fund's duration strategy, which we refer to as the yield preference strategy," is based on the shape of the yield curve. The duration of the Fund's investments can range anywhere from that of money market instruments, on the short end, to as long as three years. If the yield curve is steep, we will lengthen the Fund's average duration to take advantage of the higher yields available in longer-term instruments. If the yield curve is flat or inverted, with short-term issues yielding roughly the same as or more than longer-term issues, we shorten the Fund's average duration because we are not getting adequately compensated to take the increased risk of purchasing investments with a longer horizon.

Since 1998 was a year in which the yield curve was flattening for the most part, we shortened the average duration of the Fund's investments from 1.8 years at the end of 1997 to 1.1 years as of December 31, 1998. This was significantly shorter than the duration of the Lehman Brothers Index, which tends to remain steady at around 1.8 years.

Most of the Fund's transactions occurred in the second half of the year, when we purchased a number of A/BBB-rated corporate issues at very attractive spreads. Issuers of these holdings included IMC Global,

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------


Heller Financial, Occidental Petroleum, CSX Corp., and J. Seagram & Sons. In addition, we purchased roughly $6.5 million of commercial mortgage-backed securities, also at attractive spread levels. The Fund added to its holdings of commercial paper and U.S. Treasuries in the first half of 1998, coincident with a strong inflow of funds that increased the Fund's size by about 25%. In the latter half of the year, we were net sellers of Treasuries, as that sector rallied and wide spreads resulted in more attractive opportunities in other sectors.

How is the Fund Administrator preparing for the Year 2000 Issue?

Like other businesses and governments around the world, the Fund could be adversely affected if the computer systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

What is your outlook for 1999?

In 1998, it paid to own U.S. Treasuries, and it paid to own credit investments with longer durations, as interest rates fell across the board. As 1999 unfolds, we will be keeping an eye on the U.S. economy to see if the much-anticipated slowdown gains momentum. The Federal Reserve Board has a neutral stance currently but will probably lower short-term rates again if the economy shows signs of weakening. If this does occur, the spreads between Treasuries and other credit investments could remain volatile during 1999. Our strategy calls for us to avoid timing interest rate changes and to position the Fund according to the shape of the yield curve, which should add value over the long term for the Fund's shareholders.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term
Bond Fund Class S and the Lehman Brothers
1-3 Year Government Bond Index

------------------------------------------------------
  MassMutual Short-Term Bond Fund
  Total Return        One Year        Average Annual
                 1/1/98 - 12/31/98  10/3/94 - 12/31/98

  Class S               6.29%             7.16%
------------------------------------------------------
  Lehman Brothers
  1-3 Year              6.97%             6.92%
  Government Bond Index
------------------------------------------------------

Hypothetical Investments in MassMutual Short-Term
Bond Fund Class A and Class Y and the Lehman Brothers
1-3 Year Government Bond Index

------------------------------------------------------

  MassMutual Short-Term Bond Fund
  Total Return     One Year
               1/1/98 - 12/31/98

  Class A            5.75%
  Class Y            6.12%
------------------------------------------------------
  Lehman Brothers    6.97%
  1-3 Year
  Government Bond Index
------------------------------------------------------


[LINE GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

    Date          Class S        Lehman 1-3 Yr.

 "10/3/94"         10,000            10,000
 "12/94"           10,013            10,013
 "6/95"            10,816            10,659
 "12/95"           11,192            11,084
 "6/96"            11,380            11,244
 "12/96"           11,816            11,643
 "6/97"            12,119            11,976
 "12/97"           12,624            12,416
 "6/98"            13,007            12,794
 "12/98"           13,418            13,281

[LINE GRAPH APPEARS HERE]


    Date           Class A          Class Y       Lehman 1-3 Yr.

 "12/97"           10,000           10,000            10,000
 "3/98"            10,150           10,160            10,144
 "6/98"            10,270           10,300            10,300
 "9/98"            10,471           10,511            10,616
 "12/98"           10,575           10,612            10,697

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brother 1-3 Year Government Bond Index is unmanaged and does not incur expenses and cannot be purchased directly by investors.

Duration Diversification (12/31/98)
  MassMutual Short-Term bond Fund
   Average Duration = 1.1 years

[PIE CHART APPEARS HERE]

less than 1%       75.9%
1-3 years          12.2%
3-5 years           8.3%
5-10 years          3.1%
10-20 years         0.5%

  Quality Structure (12/31/98)
MassMutual Short-Term Bond Fund

[PIE CHART APPEARS HERE]

U.S. Governments Cash Equivalents

Aaa/AAA      84.3%
Baa/BBB       8.6%
A/A           5.8%
Aa/AA         1.3%

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments December 31, 1998
                                                     Principal
                                                       Amount       Market Value
                                                     ---------      ------------
BONDS & NOTES -- 58.9%
ASSET BACKED SECURITIES -- 4.6%
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005                                 $   250,000        $  257,083
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 9/25/2005                                     300,000            312,726
California
 Infrastructure
 SDG&E-1, 1997-1,
 Class A5
 6.190% 9/25/2005                                     200,000            207,776
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000                                   1,000,000          1,005,140
Capita Equipment
 Receivables Trust
 1997-1, Class A3
 6.120% 9/15/2000                                   1,500,000          1,514,925
Chase Manhattan Auto
 Owner Trust 1997-A,
 Class A4
 6.400% 7/16/2001                                   1,500,000          1,517,340
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006                                  1,000,000          1,004,290
First Bank Corporate
 Card Master Trust
 1997-1, Class A
 6.400% 2/15/2003                                   1,000,000          1,024,370
Ford Credit Auto
 Owner Trust, 1996-
 B, Class A-4
 6.300% 1/15/2001                                   2,000,000          2,013,740
Metlife Capital
 Equipment Loan
 Trust Series 1997-A,
 Class A
 6.850% 5/20/2008                                   1,000,000          1,044,675
Railcar Trust No.
 1992-1
 7.750% 6/01/2004                                     965,895          1,027,693
Student Loan
 Marketing
 Association Series
 1998-1, Class Al
 5.294% 1/25/2007                                   1,805,915          1,787,801
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002                                     377,272            377,744
                                                                     -----------

TOTAL ASSET BACKED
SECURITIES                                                            13,095,303
(Cost $12,910,383)                                                   ===========

CORPORATE DEBT -- 15.8%
AirTouch
 Communications,
 Inc.
 7.500% 7/15/2006                                   1,000,000          1,101,910
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009                                   1,941,978          2,012,608
Analog Devices, Inc.
 6.625% 3/01/2000                                   1,000,000          1,011,590
Associates Corporation
 of North America
 6.750% 8/01/2001                                   1,500,000          1,546,905
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/07/2000                                   2,000,000          2,027,700
BHP Finance (USA)
 Limited
 7.875% 12/01/2002                                  1,000,000          1,053,100
Carlisle Companies
 Incorporated
 7.250% 1/15/2007                                   1,000,000          1,030,590
The CIT Group, Inc.
 6.250% 3/22/1999                                   2,200,000          2,204,972
CSC Enterprises 144A
 6.500% 11/15/2001                                  2,000,000          2,081,180
CSX Corporation
 7.050% 5/01/2002                                   2,900,000          3,009,301
First Brands
 Corporation
 7.250% 3/01/2007                                   1,500,000          1,599,480
General American
 Transportation
 Corporation
 6.750% 3/01/2006                                   1,000,000          1,023,940
Heller Financial, Inc.
 6.250% 3/01/2001                                   2,000,000          2,021,440
Heller Financial, Inc.
 6.330% 7/28/2000                                   2,000,000          2,010,660
IMC Global Inc.
 6.625% 10/15/2001                                  1,500,000          1,487,490
Lockheed Martin
 Corporation
 7.700% 6/15/2008                                   1,000,000          1,130,510
MAPCO Inc.
 7.250% 3/01/2009                                   1,250,000          1,316,875
Norfolk Southern
 Corporation
 7.350% 5/15/2007                                   1,000,000          1,098,460
Occidental Petroleum
 Corporation
 6.750% 11/15/2002                                  2,900,000          2,906,235
ORIX Credit Alliance,
 Inc. 144A
 6.480% 4/20/1999                                   2,000,000          2,006,280
J.C. Penny Company,
 Inc.
 7.250% 4/01/2002                                   2,500,000          2,614,125
Joseph E. Seagram &
 Sons, Inc.
 6.250% 12/15/2001                                  3,200,000          3,183,232
Union Oil Company of
California
 9.875% 8/15/2002                                   2,500,000          2,818,400
Valero Pass-Through Asset
 Trust 1997-1 144A
 6.750% 12/15/2002                                  1,000,000          1,009,400
Walt Disney Company, The
6.375% 3/30/2001                                    1,500,000          1,540,440
                                                                     -----------
TOTAL CORPORATE DEBT                                                  44,846,823
(Cost $43,758,771)                                                   ===========


                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount          Market Value
                                                  -----------       ------------
NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 2.3%
Collateralized Mortgage Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class Al
 7.100% 8/13/2029                                 $ 2,428,970       $  2,585,226
Merrill Lynch
 Mortgage Investors,
 Inc. Series 1998-
 ASPI, Class C 144A
 6.511% 10/01/2003                                  4,000,000          3,980,640
                                                                    ------------

TOTAL NON - U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                     6,565,866
(Cost $6,550,608)                                                   ============

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.3%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 1.5%
Collateralized Mortgage Obligations -- 1.4%
FHLMC Series 1693
 Class G
 6.000% 7/15/2007                                   2,000,000          2,013,740
FHLMC Series 1704
 Class PE
 6.000% 7/15/2007                                   2,000,000          2,001,240
                                                                    ------------
                                                                       4,014,980
                                                                    ------------
Pass-Through Securities -- 0.1%
FHLMC
 4.750% 9/01/2006                                     215,529            211,891
                                                                    ------------
                                                                       4,226,871
                                                                    ------------
Federal National Mortgage Association
(FNMA) -- 1.2%
Collateralized Mortgage Obligations -- 0.9%
FNMA Series 1993-71
 Class PG
 6.250% 7/25/2007                                   2,500,000          2,515,625
                                                                    ============
Pass-Through Securities -- 0.3%
FNMA
 8.000% 5/01/2013                                     376,378            381,978
FNMA
 9.000% 10/01/2009                                    380,441            401,917
                                                                    ------------
                                                                         783,895
                                                                    ============
                                                                       3,299,520
                                                                    ============

Government National Mortgage Association
(GNMA) -- 0.4%
Pass-Through Securities
GNMA
 8.000% 5/15/2001-
        11/15/2007                                  1,071,747          1,121,477
                                                                    ------------
U.S. Government Guaranteed Notes -- 3.2%
1994-A Baxter
 Springs, KS
 6.310% 8/01/2001                                     500,000            515,245
1994-A Detroit, MI
 6.310% 8/01/2001                                     450,000            463,721
1994-A Jacksonville,
 FL
 6.310% 8/01/2001                                   1,485,000          1,530,278
1994-A Los Angeles
 County, CA
 6.310% 8/01/2001                                     225,000            231,860
1994-A Tacoma, WA
 6.310% 8/01/2001                                     195,000            200,946
1994-A Trenton, NJ
 6.310% 8/01/2001                                     145,000            149,421
U.S. Dept. of Housing
 and Urban
 Development, Series
 1996-A
 6.440% 8/01/1999                                   2,000,000          2,055,000
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.110% 8/01/2000                                   4,000,000          4,056,240
                                                                    ------------
                                                                       9,202,711
                                                                    ============
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                    17,850,579
(Cost $16,994,808)                                                  ============

U.S. TREASURY OBLIGATIONS -- 29.9%
U.S. Treasury Note
 5.625% 12/31/1999                                 84,100,000         84,914,928
(Cost $84,221,215)                                                  ============

TOTAL BONDS & NOTES                                                  167,273,499
(Cost $164,435,785)                                                 ============

SHORT-TERM INVESTMENTS -- 40.9%
Commercial Paper -- 38.6%
Aristar, Inc.
 5.690% 2/01/1999                                   4,790,000          4,766,530
Boston Scientific
 Corporation
 5.420% 2/26/1999                                   2,265,000          2,245,904
Boston Scientific
 Corporation
 5.600% 2/12/1999                                   3,290,000          3,268,506
Boston Scientific
 Corporation
 5.600% 2/26/1999                                   5,420,000          5,372,786
Case Credit
 Corporation
 6.000% 2/22/1999                                     920,000            912,027
Case Credit
 Corporation
 6.150% 2/12/1999                                   7,225,000          7,173,161
Central and South
 West Corporation
 5.500% 3/17/1999                                   3,470,000          3,432,408
Comdisco, Inc.
 5.600% 1/20/1999                                   2,555,000          2,547,448
Comdisco, Inc.
 5.750% 1/22/1999                                   5,170,000          5,152,659
ConAgra, Inc.
 5.720% 1/21/1999                                   3,330,000          3,319,418
ConAgra, Inc.
 6.070% 2/05/1999                                   4,075,000          4,050,952
Cox Enterprises, Inc.
 6.000% 1/19/1999                                   1,470,000          1,465,590
Crown Cork & Seal
 Company, Inc.
 5.600% 2/25/1999                                   3,830,000          3,797,232
CSX Corporation
 5.590% 1/08/1999                                   1,875,000          1,872,962
CVS Corporation
 5.780% 1/26/1999                                   5,635,000          5,612,382
Enron Corp.
 5.200% 5/28/1999                                   5,540,000          5,422,367
The Goldman Sachs
 Group, L.P.
 4.840% 6/11/1999                                   3,815,000          3,726,280
Illinois Power
 Company
 6.250% 1/20/1999                                   2,680,000          2,671,160
IMC Global Inc.
 5.650% 1/19/1999                                   1,245,000          1,241,483
IMC Global Inc.
 5.700% 1/29/1999                                   4,645,000          4,624,406
Mallinckrodt Group
 Inc.
 5.800% 1/27/1999                                   4,595,000          4,575,752
Maytag Corp.
 5.300% 1/04/1999                                   1,415,000          1,414,375
ORIX Credit Alliance,
 Inc.
 5.650% 3/12/1999                                   1,980,000          1,959,980
ORIX Credit Alliance,
 Inc.
 5.850% 3/19/1999                                   6,680,000          6,605,704
ORIX Credit Alliance,
 Inc.
 5.900% 2/26/1999                                     140,000            138,715
Rayonier Inc.
 5.900% 2/24/1999                                   5,460,000          5,411,679
Raytheon Company
 5.300% 2/05/1999                                   1,790,000          1,780,777
Raytheon Company
 5.650% 2/02/1999                                   4,300,000          4,278,404
Service Corporation
 International
 5.600% 2/26/1999                                   4,925,000          4,882,098
Service Corporation
 International
 5.680% 2/25/1999                                   2,625,000          2,602,221

                                                                     (Continued)

The accompanying notes are an integral part of the Financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount        Market Value
                                                -------------      -------------
Textron Financial Corporation
 5.900% 1/15/1999                               $   3,275,000      $   3,267,486
Textron Financial Corporation
 6.350% 1/14/1999                                     145,000            144,668
                                                                    ------------
                                                                     109,737,520

Discount Note -- 2.3%
Federal National
 Mortgage Association
 4.480% 11/02/1999                                  6,690,000          6,436,077
                                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS                                                          116,173,597
(Cost $116,166,551)                                                 ------------

TOTAL INVESTMENTS -- 99.8%                                           283,447,096
(Cost $280,602,336)+

Other Assets/
(Liabilities) -- 0.2%                                                    624,236
                                                                    ------------

Net Assets -- 100.0%                                                $284,071,332
                                                                    ============
Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



             The remainder of this page intentionally left blank.



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                          December 31, 1998
                                                                          -----------------
Assets:
         Investments, at value (cost $164,435,785) (Note 2).............  $     167,273,499
         Short-term investments, at value (cost $116,166,551) (Note 2)..        116,173,597
                                                                           ----------------
             Total Investments..........................................        283,447,096
                                                                           ----------------
         Cash...........................................................            131,503
         Receivables from:
             Investments sold...........................................              4,882
             Fund shares sold...........................................             49,236
             Interest...................................................          1,154,293
                                                                           ----------------
                 Total assets...........................................        284,787,010
                                                                           ----------------
Liabilities:
         Payables for:
             Fund shares redeemed.......................................            578,499
             Directors' fees and expenses (Note 3)......................              4,604
             Affiliates (Note 3):
                 Investment management fees.............................            106,423
                 Administration fees....................................             18,442
                 Service fees...........................................                 81
         Accrued expenses and other liabilities.........................              7,629
                                                                           ----------------
                Total liabilities.......................................            715,678
                                                                           ----------------
         Net assets.....................................................  $     284,071,332
                                                                           ================
Net assets consist of
         Paid-in capital................................................  $     281,302,233
         Accumulated net realized loss on investments...................            (75,661)
         Net unrealized appreciation on investments.....................          2,844,760
                                                                           ----------------
                                                                          $     284,071,332
                                                                           ================

Net assets:
         Class A........................................................  $         129,354
                                                                           ================
         Class Y........................................................  $         268,784
                                                                           ================
         Class S........................................................  $     283,673,194
                                                                           ================
Shares outstanding:
         Class A*.......................................................             12,541
                                                                           ================
         Class Y*.......................................................             26,073
                                                                           ================
         Class S........................................................         27,529,935
                                                                           ================
Net asset value, offering price and redemption price per share:
         Class A*.......................................................  $           10.31
                                                                           ================
         Class Y*.......................................................  $           10.31
                                                                           ================
         Class S........................................................  $           10.30
                                                                           ================

*Amounts have been restated to reflect reverse stock splits (See Note 9).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                  Year ended
                                                               December 31, 1998
                                                               -----------------
Investment income: (Note 2)
         Interest............................................ $       15,845,978
                                                               -----------------

Expenses (Note 2):
         Investment management fees (Note 3).................          1,163,327
         Custody fees........................................             24,684
         Audit and legal fees................................             10,419
         Directors' fees (Note 3)............................             17,773
                                                               -----------------
                                                                       1,216,203

         Administration fees (Note 3):
             Class A.........................................                601
             Class Y.........................................                693
             Class S.........................................            200,568
         Service fees (Note 3):
             Class A.........................................                315
                                                               -----------------
                  Total expenses.............................          1,418,380
                                                               -----------------
                  Net investment income......................         14,427,598
                                                               -----------------


Realized and unrealized gain (1oss):
         Net realized loss on investment transactions........           (104,694)
         Net change in unrealized appreciation (depreciation)
            on investments...................................          1,551,421
                                                               -----------------
                Net realized and unrealized gain.............          1,446,727
                                                               -----------------
         Net increase in net assets resulting from
            operations....................................... $       15,874,325
                                                               =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                 Year ended           Year ended
                                                                                              December 31, 1998    December 31, 1997
                                                                                              -----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
        Net investment income ........................................................         $  14,427,598          $  10,621,074
        Net realized gain (loss) on investment transactions ..........................              (104,694)               667,141
        Net change in unrealized appreciation (depreciation)
           on investments ............................................................             1,551,421                275,610
                                                                                               -------------          -------------
           Net increase in net assets resulting from operations ......................            15,874,325             11,563,825
                                                                                               -------------          -------------

Distributions to shareholders (Note 2):
         From net investment income:
         Class 1* ....................................................................                     -                 (5,130)
         Class 2* ....................................................................                     -                 (5,845)
         Class 3* ....................................................................                     -                 (6,291)
         Class A .....................................................................                (6,032)                     -
         Class Y .....................................................................               (13,681)                     -
         Class S .....................................................................           (14,459,636)           (10,576,607)
                                                                                               -------------          -------------
            Total distributions from net investment income ...........................           (14,479,349)           (10,593,873)
                                                                                               -------------          -------------
         From net realized gains:
         Class 1* ....................................................................                     -                   (21)
         Class 2* ....................................................................                     -                   (22)
         Class 3* ....................................................................                     -                   (22)
         Class A .....................................................................                  (137)                    -
         Class Y .....................................................................                  (279)                    -
         Class S .....................................................................              (321,463)               (34,836)
                                                                                               -------------          -------------
            Total distributions from net realized gains ..............................              (321,879)               (34,901)
                                                                                               -------------          -------------

Net fund share transactions (Note 5):
         Class 1* ....................................................................              (122,436)                 5,151
         Class 2* ....................................................................              (124,585)                 5,867
         Class 3* ....................................................................              (125,819)                 6,313
         Class A .....................................................................               128,605                      -
         Class Y .....................................................................               267,365                      -
         Class S .....................................................................            82,333,818             54,155,496
                                                                                               -------------          -------------
             Increase in net assets from net fund share transactions .................            82,356,948             54,172,827
                                                                                               -------------          -------------
         Total increase in net assets ................................................            83,430,045             55,107,878


Net assets:
         Beginning of period .........................................................           200,641,287            145,533,409
                                                                                               -------------          -------------
         End of period (including undistributed net
             investment income of $0 and
             $61,151, respectively ...................................................         $ 284,071,332          $ 200,641,287
                                                                                               =============          =============

      * Effective January 1, 1998, Class 1, Class 2 and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Mass Mutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

                                                          Class A        Class Y
                                                          -------        -------
                                                         Year ended     Year ended
                                                          12/31/98+      12/31/98+
                                                          ---------      ---------
Net asset value, beginning of period                       $ 10.25       $ 10.24
                                                          ---------      ---------
Income (loss) from investment operations:
  Net investment income                                       0.52***       0.57***
  Net realized and unrealized gain (loss) on investments      0.05          0.06
                                                          ---------      ---------
      Total income (loss) from investment operations          0.57          0.63
                                                          ---------      ---------
Less distributions to shareholders:
   From net investment income                                (0.50)        (0.55)
   From net realized gains                                   (0.01)        (0.01)
                                                          ---------      ---------
      Total distributions                                    (0.51)        (0.56)
                                                          ---------      ---------
Net asset value, end of period                             $ 10.31       $ 10.31
                                                          =========      =========
Total Return                                                  5.75%         6.12%
Ratios / Supplemental Data:
   Net assets, end of period (000's)                       $   129       $   269
   Net expenses to average daily net assets #                 1.20%         0.74%
   Net investment income to average daily net assets          4.95%         5.40%
   Portfolio turnover rate                                      44%           44%
                                                                                     Class S (1)
                                                                                     -----------
                                                          Year ended   Year ended     Year ended   Year ended   Period ended
                                                           12/31/98     12/31/97       12/31/96     12/31/95     12/31/94**
                                                           --------     --------       --------     --------     ----------
Net asset value, beginning of period                       $  10.23     $  10.11       $  10.15     $   9.85     $  10.00
                                                           --------     --------       --------     --------     ----------
Income (loss) from investment operations:
  Net investment income                                        0.56         0.65***        0.60         0.66         0.16
  Net realized and unrealized gain (loss) on investments       0.08         0.04          (0.03)        0.50        (0.15)
                                                           --------     --------       --------     --------     ----------
      Total income (loss) from investment operations           0.64         0.69           0.57         1.16         0.01
                                                           --------     --------       --------     --------     ----------
Less distributions to shareholders:
  From net investment income                                  (0.56)       (0.57)         (0.60)       (0.66)       (0.16)
  From net realized gains                                     (0.01)        0.00          (0.01)       (0.20)          --
                                                           --------     --------       --------     --------     ----------
      Total distributions                                     (0.57)       (0.57)         (0.61)       (0.86)       (0.16)
                                                           --------     --------       --------     --------     ----------
Net asset value, end of period                             $  10.30     $  10.23       $  10.11     $  10.15     $   9.85
                                                           ========     ========       ========     ========     ==========
Total Return @                                                 6.29%        6.84%          5.57%       11.77%        0.13%

Ratios / Supplemental Data:
  Net assets, end of period (000's)                        $283,673     $200,268       $145,182     $122,904     $106,846
  Net expenses to average daily net assets #                 0.5482%      0.5423%        0.5190%      0.5190%      0.5190%*
  Net investment income to average daily net assets            5.58%        6.22%          6.00%        6.32%        6.37%*
  Portfolio turnover rate                                        44%          48%            61%         114%          15%

  # Computed after giving effect to the voluntary partial
    waiver of management fee by MassMutual, which
    terminated May 1, 1997. Without this partial waiver
    of fees by MassMutual, the ratio of expenses to
    average daily net assets would have been:                   N/A       0.5530%        0.5545%      0.5524%      0.5654%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
+   Amounts have been restated to reflect reverse stock splits (see Note 9).
(1) Class S shares were previously designated as Class 4 shares.
@ Employee retirement benefit plans that invest plan assets in the separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Merger Report
--------------------------------------------------------------------------------


What are the investment   The objective and policies of the Fund are to:
objectives and policies   . achieve a high total rate of return consistent with
for the MassMutual          prudent investment risk and the preservation of
Core Bond Fund?             capital
                          . invest primarily in a diversified portfolio of
                            investment grade, fixed income securities
                          . maintain duration in a targeted range from four to
                            seven years
                          . diversify investments by industry, sector, maturity,
                            issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund          For the 12 months ended December 31, 1998, the Fund's
perform over the past     Class S shares had a net return of 8.44%. The Fund's
year?                     return lagged the 9.47% gain recorded by the Lehman
                          Brothers Government/Corporate Bond Index. Relative to the Index, a larger percentage of the Fund's assets were invested in securities that offered a risk premium to U.S. Treasuries. This heavier allocation to corporate securities and mortgage backed instruments hurt the Fund's performance versus the Index.

What was the market       Overall, interest rates declined in 1998, with the
environment during the    steepest declines coming in the Treasury markets. This
period?                   phenomenon was particularly evident in the second half
                          of the year, when both stock and bond markets were extremely volatile and a flight to quality caused investors to favor U.S. Treasuries over other securities. Several factors were at work to create this environment. For one thing, the Asian financial crisis began to manifest itself in the form of lower earnings and earnings forecasts for many U.S.
                          corporations. There were also concerns that currency devaluations in Asia would spread to Brazil and other
                          South American countries. A particularly negative development occurred in August, when Russia announced a substantial devaluation of the ruble, and defaulted some of its debt. Finally, a prominent U.S. hedge fund nearly failed and was forced to liquidate some massive positions, causing dislocations in the credit markets.

                          In response to these events, world stock markets plunged, Treasuries of all maturities rallied sharply, and spreads between Treasuries and other credit instruments, particularly corporate securities, widened, as investors shunned risk and sought safety. The 30-year Treasury bond, for example, briefly edged below 5%, a level not seen in over 30 years.

                          However, the Federal Reserve Board responded quickly to the crisis, reducing short-term interest rates in September, October, and November. These interventions helped the markets recover to some degree toward the end of the year. Spreads between Treasuries and corporate securities narrowed some in November and December.

How was the Fund          The Fund's assets grew dramatically during 1998, from
positioned during the     $456 million at the end of 1997 to over $700 million
period?                   twelve months later. Most of this growth occurred
                          during the second half of the year and most of this new money was invested in corporate securities and mortgage backed instruments. Corporate purchases during the last six months of the year were focused along the yield curve when spreads reached their widest levels. Credits were added to the portfolio based upon our bottom-up analysis of the credit and were weighed against the available alternatives.
                          Transactions during the second half included purchases of issues rated either A or BBB. The issues purchased included: IMC Global, Anheuser Busch, Conagra, Heller
                          Financial, Midway Airlines, Occidental Petroleum, CSX
                          Corp., Cable & Wireless and J. Seagram & Sons.

                          We reduced our allocation to the mortgage-backed sector from 19.6% to 14.2% during the first nine months of the year. Adjustable rate mortgage securities were sold during the summer months as interest rates were drifting lower. These securities had performed well and our analysis indicated that they were becoming overvalued. As spreads increased in the third quarter, we gradually increased our allocation to the mortgage-backed sector. We invested $15.1 million in AAA rated commercial mortgage-backed securities. This sector had widened significantly and the underlying collateral suggested that this paper was undervalued at the time. We also added to our holdings current coupon thirty-year mortgage passthrough instruments. Pass-through spreads had widened to the cheaper end of their historical ranges creating an attractive buying opportunity for the fund.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Merger Report (Continued)
--------------------------------------------------------------------------------

How is the Fund           Like other businesses and governments around the
Administrator preparing   world, the Fund could be adversely affected if the
for the Year 2000 Issue?  computer systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs.
                          MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

What is your outlook for  In 1998, we saw spreads on corporate securities that
1999? haven't occurred since the 1990 recession. At this point, the U.S. economy has slowed to some degree, but there appears to be no recession on the horizon. Furthermore, we have a Federal Reserve Board that has shown its determination to lower interest rates in an attempt to fight off a recession in the United States. This scenario implies heavier supply of new issues as corporate treasurers attempt to seek lower financing costs, but credit deterioration might also be expected. If no recession materializes, the spreads on the Fund's corporate securities should do well in the coming year. Indeed, the mix of a moderately growing economy, minimal inflation, and stable interest rates at near-record low levels should be supportive of fixed income investments generally.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Government Corporate Bond Index

MassMutual Core Bond Fund
Total Return         One Year             Average Annual
                 1/1/98 - 12/31/98      10/3/94 - 12/31/98

Class S                8.44%                 9.34%

Lehman Brothers
Government             9.47%                 9.66%
Corporate Bond Index


Hypothetical Investments in MassMutual Core Bond Fund Class A and Class Y and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return             One Year
                    1/1/98 - 12/31/98

Class A                   7.75%
Class Y                   8.25%

Lehman Brothers
Government                9.47%
Corporate Bond Index


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

                                       Lehman Bros.
                      Class S          Gov't/Corp.

10/3/94               10,000             10,000
12/94                 10,020             10,037
6/95                  11,212             11,220
12/95                 11,940             11,968
6/96                  11,695             11,743
12/96                 12,274             12,315
6/97                  12,626             12,653
12/97                 13,474             13,516
6/98                  14,035             14,080
12/98                 14,611             14,796


                           [LINE GRAPH APPEARS HERE]

                                                       Lehman Bros.
                      Class A            Class Y        Gov't/Corp.

12/97                 10,000             10,000           10,000
3/98                  10,140             10,150           10,152
6/98                  10,380             10,410           10,417
9/98                  10,796             10,831           10,933
12/98                 10,775             10,825           10,947

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

                      Duration Diversification (12/31/98)
                           MassMutual Core Bond Fund
                         Average Duration = 5.6 years

                           [PIE CHART APPEARS HERE]

10-20 years           18.5%
20-30 years            3.9%
less than 1 year      13.9%
1-3 years             12.1%
3-5 years             14.1%
5-10 years            37.5%

                         Quality Structure (12/31/98)
                           MassMutual Core Bond Fund

                           [PIE CHART APPEARS HERE]

Aa/AA                  3.6%
A/A                   11.8%
Baa/BBB               21.0%
Ba/BB                  1.5%
U.S. Governments
Cash Equivalents
Aaa/AAA               62.1%

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998
                                                  Principal
                                                    Amount          Market Value
                                                 -----------        ------------
BONDS & NOTES -- 91.4%
ASSET BACKED SECURITIES -- 6.5%
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005                                $  550,000         $   565,582
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 9/25/2005                                   700,000             729,694
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 9/25/2005                                   500,000             519,440
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000                                 3,000,000           3,015,420
Case Equipment Loan
 Trust 1998-A, Class A4
 5.830% 2/15/2005                                 3,500,000           3,539,970
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/2003                                 3,500,000           3,523,765
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002                                3,750,000           3,789,713
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006                                4,500,000           4,519,305
Community Program
 Loan Trust, 1987-A,
 Class A4
 4.500% 10/01/2018                                  869,295             808,445
Ford Credit Auto
 Owner Trust, 1996-
 B, Class A-4
 6.300% 1/15/2001                                 5,000,000           5,034,350
Metlife Capital
Equipment Loan
Trust Series 1997-A,
Class A
 6.850% 5/20/2008                                 2,500,000           2,611,688
Premier Auto Trust
 Series 1998-4, Class
 A3
 5.690% 6/08/2002                                 4,000,000           4,034,240
Premier Auto Trust
 Series 1998-5, Class
 A3
 5.070% 7/08/2002                                 2,000,000           1,992,160
Railcar Trust No
 1992-1
 7.750% 6/01/2004                                 1,126,878           1,198,975
Textron Financial
 Corporation
 5.890% 1/15/2005                                 3,500,000           3,537,188
Toyota Auto Lease
 Trust Series 1998-B,
 Class Al
 5.350% 7/25/2002                                 3,500,000           3,500,000
Travelers Funding Ltd.
Class A-1
 6.300% 2/15/2014                                 3,100,000           2,981,270
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class A1
 6.300% 6/25/2002                                   550,819             551,508
                                                                    -----------

TOTAL ASSET BACKED
SECURITIES                                                           46,452,713
(Cost $46,094,680)                                                  ===========

CORPORATE DEBT -- 38.6%
Airgas, Inc.
 7.140% 3/08/2004                                 4,000,000           4,061,892
AirTouch Communications, Inc.
 7.500% 7/15/2006                                 3,000,000           3,305,730
Alcan Aluminum
 Limited
 6.250% 11/01/2008                                2,500,000           2,527,175
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009                                 4,369,451           4,528,368
American Airlines
 1994-A Pass Through
 Trusts, Class A4
 9.780% 11/26/2011                                1,854,036           2,184,333
American General
 Finance Corporation
 5.750% 11/01/2003                                2,000,000           2,005,400
AMR Corporation
 9.000% 8/01/2012                                 2,000,000           2,356,380
Analog Devices, Inc.
 6.625% 3/01/2000                                 1,500,000           1,517,385
Anheuser-Busch
 Companies, Inc.
 5.375% 9/15/2008                                 3,500,000           3,495,135
Archer-Daniels-
 Midland Company
 6.750% 12/15/2027                                2,000,000           2,136,360
Associates Corporation
 of North America
 5.750% 11/01/2003                                3,500,000           3,531,395
Associates Corporation
 of North America
 6.750% 8/01/2001                                 2,000,000           2,062,540
Associates Corporation
 of North America
 7.875% 9/30/2001                                 1,500,000           1,591,650
Barrick Gold
 Corporation
 7.500% 5/01/2007                                 4,000,000           4,293,320
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000                                 1,750,000           1,774,115
BHP Finance (USA)
 Limited
 6.420% 3/01/2026                                 3,500,000           3,479,175

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount          Market Value
                                                  ---------         ------------
Boston Scientific
 Corporation
 6.625% 3/15/2005                               $ 3,800,000         $ 3,686,950
Cable & Wireless
 Communications plc
 6.750% 12/01/2008                                6,000,000           6,076,152
Capital Cities/ABC, Inc.
 8.875% 12/15/2000                                  875,000             934,789
Carlisle Companies
 Incorporated
 7.250% 1/15/2007                                 2,665,000           2,746,522
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005                                 2,000,000           1,776,000
Champion
 International
 Corporation
 6.400% 2/15/2026                                 2,500,000           2,567,675
The Charles Schwab
 Corporation
 6.250% 1/23/2003                                 2,500,000           2,479,600
The CIT Group, Inc.
 5.625% 10/15/2003                                2,500,000           2,498,975
CITGO Petroleum
 Corporation
 7.875% 5/15/2006                                 1,000,000             980,710
Colorado Interstate
 Gas Company
 10.000% 6/15/2005                                  500,000             597,365
The Columbia Gas
 System, Inc.
 6.610% 11/28/2002                                3,000,000           3,097,200
Comcast Cable
 Communications,
 Inc.
 8.375% 5/01/2007                                 2,500,000           2,900,525
Commercial Credit
 Company
 7.750% 3/01/2005                                 3,000,000           3,318,600
ConAgra, Inc.
 7.000% 10/01/2028                                3,000,000           3,080,220
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014                                 1,660,621           1,940,851
Continental Airlines,
 Inc., Series 1996-B
 7.820% 4/15/2015                                 1,908,230           2,061,041
Corning Glass Works
 8.875% 3/15/2016                                 1,000,000           1,177,650
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003                                3,550,000           3,559,656
CSX Corporation
 7.050% 5/01/2002                                 3,000,000           3,113,070
CSX Corporation
 7.250% 5/01/2027                                 4,000,000           4,265,280
Dana Corporation
 6.500% 3/15/2008                                 1,750,000           1,798,545
Dover Corporation
 6.250% 6/01/2008                                 2,000,000           2,093,960
Dover Corporation
 6.650% 6/01/2028                                 2,000,000           2,067,860
Emerson Electric Co.
 5.500% 9/15/2008                                 2,000,000           2,022,822
Equifax Inc.
 6.500% 6/15/2003                                 1,000,000           1,029,650
ERAC USA Finance
 Company 144A
 6.750% 5/15/2007                                 3,000,000           3,028,290
FBG Finance Limited
 144A
 7.875% 6/01/2016                                 3,000,000           3,469,710
First Brands
 Corporation
 7.250% 3/01/2007                                 2,000,000           2,132,640
Fleet/Norstar Group
 9.900% 6/15/2001                                   500,000             550,445
Fletcher Challenge
 Capital Canada Inc.
 6.750% 3/24/2005                                 2,000,000           1,918,920
Fletcher Challenge
 Capital Canada Inc.
 7.750% 6/20/2006                                 2,500,000           2,521,375
Foster Wheeler
 Corporation
 6.750% 11/15/2005                                2,000,000           1,872,040
General American
 Transportation
 Corporation
 6.750% 3/01/2006                                 3,000,000           3,071,820
General Electric
 Capital Corporation
 6.500% 11/01/2006                                1,250,000           1,332,600
General Electric
 Capital Corporation
 8.750% 5/21/2007                                 1,500,000           1,831,110
General Mills, Inc.
 8.900% 6/15/2006                                 2,250,000           2,697,165
General Motors
 Acceptance
 Corporation
 8.625% 6/15/1999                                 4,175,000           4,241,717
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001                                 2,500,000           2,537,950
Halliburton Company
 5.625% 12/01/2008                                2,750,000           2,776,290
Heller Financial, Inc.
 6.250% 3/01/2001                                 2,500,000           2,526,800
Hershey Foods
 Corporation
 7.200% 8/15/2027                                 5,000,000           5,723,100
Hilton Hotels
 Corporation
 7.000% 7/15/2004                                   800,000             801,912
HNG Internorth Inc.
 9.625% 3/15/2006                                   400,000             472,688
Household Finance
Corporation
 6.500% 11/15/2008                                2,400,000           2,491,805
ICI Wilmington, Inc.
 7.050% 9/15/2007                                 2,000,000           2,048,880
IMC Global Inc.
 6.625% 10/15/2001                                3,000,000           2,974,980
IMCERA Group Inc.
 6.000% 10/15/2003                                1,000,000             968,380
Interpool, Inc.
 7.350% 8/01/2007                                 2,000,000           1,904,418
Kimberly-Clark
 Corporation
 7.875% 2/01/2023                                   400,000             438,336
Lafarge Corporation
 6.375% 7/15/2005                                 2,000,000           2,047,720
LASMO (USA) Inc.
 6.750% 12/15/2007                                5,000,000           4,808,140
Leucadia National
 Corporation
 7.750% 8/15/2013                                 2,500,000           2,469,200
Lockheed Martin
 Corporation
 7.700% 6/15/2008                                 3,000,000           3,391,530
MAPCO Inc.
 7.250% 3/01/2009                                 3,250,000           3,423,875
MCI Communications
 Corporation
 7.125% 1/20/2000                                   500,000             508,345
Midway Airlines Pass
 Through Certificates
 1998-lB 144A
 8.140% 1/02/2013                                 2,766,000           2,801,709
Millipore Corporation
 7.500% 4/01/2007                                 3,750,000           3,839,250
Mobil Corporation
 8.625% 8/15/2021                                 4,500,000           5,922,405
Morton International
 9.250% 6/01/2020                                   500,000             665,350
Newmont Mining
 Corporation
 8.625% 4/01/2002                                 2,000,000           2,103,700
News America
 Holdings
 Incorporated
 9.250% 2/01/2013                                 3,000,000           3,716,190
Norfolk Southern
 Corporation
 7.050% 5/01/2037                                 5,000,000           5,409,150
Norfolk Southern
 Corporation
 7.350% 5/15/2007                                 1,000,000           1,098,460
Norsk Hydro ASA 144A
 8.750% 10/23/2001                                  500,000             538,438

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount          Market Value
                                                  ---------         ------------
North Finance
 (Bermuda) Limited
144A
 7.000% 9/15/2005                              $  2,000,000        $  2,097,820
Norwest Financial, Inc.
 5.375% 9/30/2003                                 1,500,000           1,491,330
Occidental Petroleum
 Corporation
 7.375% 11/15/2008                                6,000,000           6,119,340
Penske Truck Leasing
 Co., L.P.
 7.750% 5/15/1999                                 1,500,000           1,513,605
PHH Corporation
 6.500% 2/01/2000                                   500,000             507,470
PPG Industries, Inc.
 9.000% 5/01/2021                                   750,000             969,990
Procter & Gamble
 Company, The
 9.360% 1/01/2021                                   500,000             665,200
Ralston Purina
 Company
 7.750% 10/01/2015                                2,000,000           2,200,120
Raytheon Company
 6.150% 11/01/2008                                3,000,000           3,055,110
Raytheon Company
 6.750% 8/15/2007                                 2,500,000           2,646,775
Reed Elsevier Inc.
 6.625% 10/15/2023                                  300,000             295,758
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003                                 2,000,000           2,085,600
Ryder System, Inc.
 6.600% 11/15/2005                                3,800,000           3,814,782
Safeway Inc.
 6.050% 11/15/2003                                1,000,000           1,006,860
Scholastic Corporation
 7.000% 12/15/2003                                3,000,000           3,122,070
Joseph E. Seagram &
 Sons, Inc.
 7.500% 12/15/2018                                4,500,000           4,504,590
Sears Roebuck
 Acceptance Corp.
 6.750% 9/15/2005                                 3,500,000           3,674,685
Sprint Capital
 Corporation
 6.125% 11/15/2008                                2,000,000           2,043,660
Sprint Capital
 Corporation
 6.875% 11/15/2028                                2,000,000           2,078,600
SunAmerica Inc.
 9.000% 1/15/1999                                   500,000             500,460
Texaco Inc.
 8.500% 2/15/2003                                 2,500,000           2,793,325
Thomas & Betts
 Corporation
 8.250% 1/15/2004                                 2,500,000           2,714,625
Time Warner Inc.
Pass-Thru Asset Trust
1997-1 144A
 6.100% 12/30/2001                                4,000,000           4,064,440
Trans-Canada
 Pipelines Limited
 9.875% 1/01/2021                                   500,000             643,725
TTX Company 144A
 6.290% 5/15/2002                                 5,000,000           4,947,845
United Air Lines, Inc.
 10.110% 2/19/2006                                  788,361             890,115
US Air, Inc., Class B
 7.500% 10/15/2009                                1,393,349           1,389,434
US West Capital
 Funding
 6.125% 7/15/2002                                 2,000,000           2,041,700
Valero Pass-Thru Asset
 Trust 1997-1 144A
 6.750% 12/15/2002                                2,000,000           2,018,800
WorldCom, Inc.
 7.750% 4/01/2007                                 2,000,000           2,259,300
WPP Finance (USA)
 Corporation
 6.625% 7/15/2005                                 2,250,000           2,282,594
                                                                   ------------

TOTAL CORPORATE DEBT                                                274,238,582
(Cost $263,116,186)                                                ============

NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 3.4%
Collateralized Mortgage Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class Al
 7.100% 8/13/2029                                 6,374,500           6,784,571
Chase Commercial
 Mortgage Securities
 Corp. Series 1998-2,
 Class Al
 6.025% 8/18/2007                                 2,983,987           3,019,407
CS First Boston
 Mortgage Securities
 Corp. Series 1998-
 C2, Class Al
 5.960% 12/15/2007                                2,985,615           3,019,024
Merrill Lynch
 Mortgage Investors,
 Inc., Series 1997-Cl-
 CTL, A-1
 6.310% 11/15/2026                                4,266,791           4,360,405
Merrill Lynch Trust
 Series 43, Class E
 6.500% 8/27/2015                                   465,918             466,645
Morgan Stanley Capital
 Investments Series
 1998-HF2, Class Al
 6.010% 11/15/2030                                  894,933             930,692
Nationslink Funding
 Corporation Series
 1998-2, Class Al
 6.001% 11/20/2007                                1,492,170           1,507,868
Prudential Home
 Mortgage Securities
 1993-26 Class A6
 6.750% 7/25/2008                                 4,000,000           4,015,000
                                                                   ------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                   24,103,612
(Cost $23,799,419)                                                 ============

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 14.7%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 2.2%
Collateralized Mortgage Obligations -- 1.5%
FHLMC Series 1322
 Class G
 7.500% 2/15/2007                                 1,786,943           1,813,175
FHLMC Series 1460
 Class H
 7.000% 5/15/2007                                 2,000,000           2,027,500
FHLMC Series 1490
 Class PJ
 6.000% 5/15/2007                                   600,000             601,500
FHMLC Series 1337
 Class D
 6.000% 8/15/2007                                 1,000,000             990,000
FHMLC Series 1667,
 Class PE
 6.000% 3/15/2008                                 5,000,000           5,032,800
FHMLC Series B
 Class 3
 12.500% 9/30/2013                                  117,992             132,998
                                                                   ------------
                                                                     10,597,973
                                                                   ============
Pass-Through Securities -- 0.7%
FHLMC
 9.000% 3/01/2017                                   211,960             225,593
FHMLC
 6.420% 12/01/2005                                4,834,851           5,063,007
                                                                   ------------
                                                                      5,288,600
                                                                   ------------

                                                                     15,886,573
                                                                   ------------
Federal National Mortgage Association
(FNMA) -- 6.7%
Collateralized Mortgage Obligations -- 2.4%
FNMA Series 1989-20
 Class A
 6.750% 4/25/2018                                 3,997,801           4,154,035
FNMA Series 1993-134
 Class GA
 6.500% 2/25/2007                                 5,000,000           5,075,000

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                  Amount           Market Value
                                                -----------        -------------
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008                             $  2,500,000        $  2,521,075
FNMA Series 1994-43
 Class PE
 6.000% 12/25/2019                                  500,000             499,840
FNMA Series 1996-54 Class C
 6.000% 9/25/2008                                 5,000,000           5,053,100
                                                                   ------------
                                                                     17,303,050
                                                                   ============

Pass-Through Securities -- 4.3%
FNMA
 6.000% 10/01/2028
 - 11/01/2028                                     6,051,250           5,972,705
FNMA
 6.500% 11/01/2028                               23,932,935          24,096,875
FNMA
 8.000% 5/01/2013                                   250,919             254,652
                                                                   ------------
                                                                     30,324,232
                                                                   ============

                                                                     47,627,282
                                                                   ============
Government National Mortgage Association
(GNMA) -- 5.2%
Collateralized Mortgage Obligations -- 0.2%
JHM Acceptance
 Corporation Series E
 Class 5
 8.960% 4/01/2019                                 1,181,467           1,208,783
                                                                   ============

Pass-Through Securities -- 5.0%
GNMA
 5.500% 12/20/2027                                1,101,871           1,109,099
GNMA
 6.000% 12/20/2027                                1,647,006           1,657,810
GNMA
 6.625% 8/20/2027                                   731,909             737,860
GNMA
 6.625% 9/20/2027                                 6,990,450           7,047,282
GNMA
 6.875% 1/20/2027                                 4,214,449           4,246,058
GNMA
 7.000% 8/15/2023-
        11/15/2023                                4,309,971           4,410,954
GNMA
 7.500% 1/15/2017-
        6/15/2017                                 5,350,372           5,567,865
GNMA
 8.000% 4/15/2001-
        1/15/2009                                 9,744,812          10,196,971
GNMA
 9.000% 12/15/2004-
        10/15/2009                                  308,827             331,834

GNMA
 11.000% 8/15/2000-
         2/15/2001                                   49,408              50,863
                                                                   ------------
                                                                     35,356,596
                                                                   ------------

                                                                     36,565,379
                                                                   ------------

U.S. Government Guaranteed Notes -- 0.6%
1994-A Baxter
 Springs, KS
 5.930% 8/01/1999                                   700,000             703,500
1994-A Erie, PA
 5.930% 8/01/1999                                 1,590,000           1,597,950
1994-A Los Angeles
 County, CA
 5.930% 8/01/1999                                   190,000             190,950
1994-A Montgomery
 County, PA
 5.930% 8/01/1999                                   150,000             150,750
1994-A Pohatcong
 Township, NJ
 5.930% 8/01/1999                                   255,000             256,275
1994-A Rochester, NY
 5.930% 8/01/1999                                   135,000             135,675
1994-A Sacramento,
 CA
 5.930% 8/01/1999                                    60,000              60,300
1994-A Santa Ana, CA
 5.930% 8/01/1999                                   920,000             924,600
                                                                   ------------
                                                                      4,020,000
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                  104,099,234
(Cost $101,842,484)                                                ============

U.S. TREASURY OBLIGATIONS -- 28.2%
U.S. Treasury Bonds -- 9.0%
U.S. Treasury Bond
 7.125% 2/15/2023                                 2,900,000           3,573,786
U.S. Treasury Bond
 7.500% 11/15/2016                               23,970,000          29,775,294
U.S. Treasury Bond
 8.875% 8/15/2017                                21,800,000          30,707,262
                                                                   ------------
                                                                     64,056,342
                                                                   ============

U.S. Treasury Notes -- 13.0%
U.S. Treasury Note
 5.625% 11/30/1999                                6,500,000           6,556,875
U.S. Treasury Note
 6.500% 10/15/2006                               13,050,000          14,475,321
U.S. Treasury Note
 6.625% 5/15/2007                                33,000,000          37,109,486
U.S. Treasury Note
 7.500% 5/15/2002                                19,000,000          20,629,820
U.S. Treasury Note
 7.875% 11/15/2004                               11,515,000          13,341,164
                                                                   ------------
                                                                     92,112,666
                                                                   ============
U.S. Treasury Strips -- 6.2%
U.S. Treasury Strip -
 Principal Only
 0.000% 8/15/2015                                 2,250,000             904,658
U.S. Treasury Strip -
 Principal Only
 0.000% 5/15/2016                               112,000,000          43,003,520
                                                                   ------------
                                                                     43,908,178
                                                                   ------------


TOTAL U.S. TREASURY
OBLIGATIONS                                                         200,077,186
(Cost $192,783,523)                                                ============

TOTAL BONDS & NOTES                                                 648,971,327
(Cost $627,636,292)                                                ============


SHORT-TERM INVESTMENTS -- 17.2%
Cash Equivalents -- 9.5%
Bank Boston
 Eurodollar Time
 Deposit.
 5.630% 4/30/1999                                32,482,850          32,482,850
Janus Money Market
 Fund.                                           35,000,000          35,000,000
                                                                   ------------
                                                                     67,482,850
                                                                   ============
Commercial Paper -- 7.7%
Aristar, Inc.
 5.250% 2/05/1999                                 5,000,000           4,974,479
Boston Scientific
 Corporation
 6.150% 1/29/1999                                 4,625,000           4,602,877
Boston Scientific
 Corporation
 6.850% 1/15/1999                                 3,350,000           3,341,076
Crown Cork & Seal
 Company, Inc.
 5.900% 3/29/1999                                 7,300,000           7,195,914
CSX Corporation
 5.500% 1/12/1999                                 4,000,000           3,993,278
Federal Signal Corp.
 5.900% 1/07/1999                                 3,720,000           3,716,342
Humana, Inc.
 6.150% 1/06/1999                                 5,000,000           4,995,729
Indiana Michigan
 Power Company
 6.250% 1/05/1999                                 6,415,000           6,410,545
McKesson Corp.
 6.750% 1/04/1999                                 5,095,000           5,092,135
ORIX Credit Alliance,
Inc.
 5.150% 2/09/1999                                 3,350,000           3,331,310

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount           Market Value
                                                 ----------         ------------
ORIX Credit Alliance,
 Inc.
 6.150% 1/08/1999                              $  4,550,000        $  4,544,559
Public Service
 Company of Colorado
 5.750% 2/02/1999                                 2,700,000           2,686,200
                                                                   ------------
                                                                     54,884,444
                                                                   ------------
TOTAL SHORT-TERM
INVESTMENTS                                                         122,367,294
(At Amortized Cost)                                                ============

TOTAL INVESTMENTS -- 108.6%                                         771,338,621
(Cost $750,003,586)+

Other Assets/
(Liabilities) -- (8.6%)                                             (61,337,763)
                                                                   ------------

Net Assets -- 100.0%                                               $710,000,858
                                                                   ============
Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 .  Represents investment of security lending collateral. (Note 2).



              The remainder of this page intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                                                December 31, 1998
                                                                                                             -----------------------
Assets:
         Investments, at value (cost $627,636,292) (Note 2) ........................................        $          648,971,327
         Short-term investments, at amortized cost (Note 2) ........................................                   122,367,294
                                                                                                             -----------------------
            Total Investments ......................................................................                   771,338,621
         Cash ......................................................................................                       164,850
         Receivables from:
            Investments sold .......................................................................                     1,587,019
            Fund shares sold .......................................................................                     1,577,934
            Interest ...............................................................................                     7,456,024
                                                                                                             -----------------------
                Total assets .......................................................................                   782,124,448
                                                                                                             -----------------------
Liabilities:
         Payables for:
            Investments purchased ..................................................................                     3,023,136
            Fund shares redeemed ...................................................................                     1,294,835
            Securities on loan (Note 2) ............................................................                    67,482,850
            Directors' fees and expenses (Note 3) ..................................................                         4,605
            Affiliates (Note 3):
                Investment management fees .........................................................                       255,605
                Administration fees ................................................................                        44,218
                Service fees .......................................................................                            88
         Accrued expenses and other liabilities ....................................................                        18,253
                                                                                                             -----------------------
                Total liabilities ..................................................................                    72,123,590
                                                                                                             -----------------------
         Net assets ................................................................................        $          710,000,858
                                                                                                             =======================
Net assets consist of:
         Paid-in capital ...........................................................................        $          688,172,382
         Accumulated net realized gain on investments ..............................................                       493,441
         Net unrealized appreciation on investments
            and forward commitments ................................................................                    21,335,035
                                                                                                             -----------------------
                                                                                                            $          710,000,858
                                                                                                             =======================
Net assets:
         Class A ...................................................................................        $              141,315
                                                                                                             =======================
         Class Y ...................................................................................        $              400,056
                                                                                                             =======================
         Class S ...................................................................................        $          709,459,487
                                                                                                             =======================
Shares outstanding:
         Class A* ..................................................................................                        12,774
                                                                                                             =======================
         Class Y* ..................................................................................                        36,181
                                                                                                             =======================
         Class S ...................................................................................                    64,158,721
                                                                                                             =======================
Net asset value, offering price and
redemption price per share:
      Class A* .....................................................................................        $                11.06
                                                                                                             =======================
      Class Y* .....................................................................................        $                11.06
                                                                                                             =======================
      Class S ......................................................................................        $                11.06
                                                                                                             =======================

*Amounts have been restated to reflect reverse stock splits (See Note 9).


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                                                                 Year ended
                                                                                                             December 31, 1998
                                                                                                         -------------------------
Investment income: (Note 2)
         Interest (including securities lending income of $38,585) .................................    $             34,749,685
                                                                                                         -------------------------

Expenses (Note 2):
         Investment management fees (Note 3) .......................................................                   2,419,080
         Custody fees ..............................................................................                      59,056
         Audit and legal fees ......................................................................                      18,157
         Directors' fees (Note 3) ..................................................................                      17,775
                                                                                                         -------------------------
                                                                                                                       2,514,068
         Administration fees (Note 3):
            Class A ................................................................................                         658
            Class Y ................................................................................                         806
            Class S ................................................................................                     417,358
         Service fees (Note 3):
            Class A ................................................................................                         341
                                                                                                         -------------------------
                Total expenses .....................................................................                   2,933,231
                                                                                                         -------------------------
                Net investment income ..............................................................                  31,816,454
                                                                                                         -------------------------

Realized and unrealized gain (loss):
         Net realized gain on investment transactions and forward commitments ......................                   6,573,153
         Net change in unrealized appreciation (depreciation) on
            investments and forward commitments ....................................................                   4,875,729
                                                                                                         -------------------------
                Net realized and unrealized gain ...................................................                  11,448,882
                                                                                                         -------------------------
         Net increase in net assets resulting from operations ......................................    $             43,265,336
                                                                                                         =========================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                      Year ended                   Year ended
Increase (Decrease) in Net Assets:                                                 December 31, 1998             December 31, 1997
                                                                                 ---------------------         ---------------------
Operations:
         Net investment income...............................................   $         31,816,454          $         26,356,459
         Net realized gain on investment transactions
            and forward commitments..........................................              6,573,153                     2,197,948
         Net change in unrealized appreciation (depreciation) on
            investments and forward commitments..............................              4,875,729                    11,750,983
                                                                                 ---------------------         ---------------------
            Net increase in net assets resulting from operations.............             43,265,336                    40,305,390
                                                                                 ---------------------         ---------------------
Distributions to shareholders (Note 2):
         From net investment income:
         Class 1*............................................................                      -                        (5,999)
         Class 2*............................................................                      -                        (6,818)
         Class 3*............................................................                      -                        (7,342)
         Class A.............................................................                 (6,554)                            -
         Class Y.............................................................                (18,553)                            -
         Class S.............................................................            (32,902,152)                  (27,133,147)
                                                                                 ---------------------         ---------------------
            Total distributions from net investment income...................            (32,927,259)                  (27,153,306)
                                                                                 ---------------------         ---------------------
         From net realized gains:
         Class 1*............................................................                      -                           (55)
         Class 2*............................................................                      -                           (55)
         Class 3*............................................................                      -                           (56)
         Class A.............................................................                 (1,221)                            -
         Class Y.............................................................                 (3,456)                            -
         Class S.............................................................             (6,128,341)                     (196,689)
                                                                                 ---------------------         ---------------------
            Total distributions from net realized gains......................             (6,133,018)                     (196,855)
                                                                                 ---------------------         ---------------------
Net fund share transactions (Note 5):
         Class 1*............................................................               (131,171)                        6,094
         Class 2*............................................................               (133,481)                        6,894
         Class 3*............................................................               (134,838)                        7,406
         Class A.............................................................                138,831                             -
         Class Y.............................................................                400,648                             -
         Class S.............................................................            249,325,651                    86,289,359
                                                                                 ---------------------         ---------------------
            Increase in net assets from net fund share
                transactions.................................................            249,465,640                    86,309,753
                                                                                 ---------------------         ---------------------
         Total increase in net assets........................................            253,670,699                    99,264,982
Net assets:
         Beginning of period.................................................            456,330,159                   357,065,177
                                                                                 ---------------------         ---------------------
         End of period (including undistributed net investment income of $0
            and $1,094,301, respectively)....................................   $        710,000,858          $        456,330,159
                                                                                 ===================           ===================

      * Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)


                                                        Class A         Class Y
                                                        -------         -------
                                                      Year ended      Year ended
                                                       12/31/98  +     12/31/98  +
                                                     ------------    ------------
Net asset value, beginning of period                $     10.85     $      10.86
                                                     ------------    ------------
Income (loss) from investment
  operations:
  Net investment income                                    0.59   ***       0.65 ***
  Net realized and unrealized gain (loss) on
     investments                                           0.25             0.25
                                                     ------------    ------------
     Total income (loss) from investment
       operations                                          0.84             0.90
                                                     ------------    ------------
Less distributions to shareholders:
  From net investment income                              (0.52)           (0.59)
  From net realized gains                                 (0.11)           (0.11)
                                                     ------------    ------------
     Total distributions                                  (0.63)           (0.70)
                                                     ------------    ------------
Net asset value, end of period                      $     11.06     $      11.06
                                                     ============    ============
Total Return                                               7.75%            8.25%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                        $141             $400
  Net expenses to average daily net assets #               1.20%            0.74%
  Net investment income to average daily net assets        5.26%            5.73%
  Portfolio turnover rate                                    51%             51%

                                                                                         Class S (1)
                                                                                         -----------
                                                       Year ended        Year ended      Year ended      Year ended     Period ended
                                                        12/31/98          12/31/97        12/31/96        12/31/95       12/31/94**
                                                     --------------    --------------   -------------   -------------   ------------
Net asset value, beginning of period                $      10.81      $      10.45     $     10.75     $      9.84    $     10.00
                                                     --------------    --------------   -------------   -------------   ------------
Income (loss) from investment operations:
  Net investment income                                     0.67 ***          0.69 ***        0.67 ***        0.72 ***       0.18
  Net realized and unrealized gain (loss) on
     investments                                            0.24              0.33           (0.37)           1.17          (0.16)
                                                     --------------    --------------   -------------   -------------   ------------
     Total income (loss) from investment
       operations                                           0.91              1.02            0.30            1.89           0.02
                                                     --------------    --------------   -------------   -------------   ------------
Less distributions to shareholders:
  From net investment income                               (0.56)            (0.64)          (0.54)          (0.65)         (0.18)
  From net realized gains                                  (0.10)            (0.02)          (0.06)          (0.33)             -
                                                     --------------    --------------   -------------   -------------   ------------
Total distributions                                        (0.66)            (0.66)          (0.60)          (0.98)         (0.18)
                                                     --------------    --------------   -------------   -------------   ------------
Net asset value, end of period                      $      11.06      $      10.81 $         10.45   $       10.75  $        9.84
                                                     ==============    ==============   =============   =============   ============
Total Return @                                              8.44%             9.78%           2.80%          19.15%          0.20%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                     $709,459          $455,931        $356,699        $253,540       $194,150
  Net expenses to average daily net assets #              0.5454%           0.5393%         0.5130%         0.5130%        0.5130% *
  Net investment income to average daily net assets         5.92%             6.34%           6.26%           6.56%          6.86% *
  Portfolio turnover rate                                     51%               54%             54%            104%             7%
  # Computed after giving effect to the voluntary
    partial waiver of management fee by MassMutual,
    which terminated May 1, 1997. Without this
    partial  waiver of fees by MassMutual, the
    ratio of expenses to average daily net assets
    would have been:                                          N/A           0.5512%         0.5550%         0.5553%        0.5672% *
  *   Annualized
  **  For the period from October 3, ]994 (commencement of operations) through December 31, 1994.
  *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
  +   Amounts have been restated to reflect reverse stock splits (See Note 9).
  (1) Class S shares were previously designated as Class 4 shares.
  @   Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objectives and policies for the MassMutual Balanced
Fund?

The objective and policies of the Fund are to:

 . achieve a high total rate of return over an extended period of time consistent with the preservation of capital values

 . invest in a diversified portfolio of equity securities, fixed income securities and money market instruments

 . manage the allocation of investments, under normal circumstances, in three sectors within the following ranges:

  Prime Sector no more than 35% of net assets
  Core Bond Sector no more than 35% of net assets
  Core Equity Sector no more than 65% of net assets

How did the Fund perform over the past year?

For the twelve months ended December 31, 1998, the Fund's Class S shares had a net return of 13.5%, trailing the 15.37% gain recorded by the Lipper Balanced Fund Index, an unmanaged index of stocks and bonds. Large-capitalization growth stocks once again garnered the lion's share of the gains compared to the value-oriented stocks in which the Fund's equity portfolio invests. This hurt performance relative to the Index. Volatility increased substantially during the third quarter, and the Fund's fixed-income holdings helped cushion the declines in equities that occurred during that period.

Can you explain the Fund's allocations among the three asset classes during the year?

The target allocation for stocks remained around 55% for the entire year. The allocation for bonds was increased from 14% at the beginning of 1998 to 21% at the end of the year, while the percentage of money market securities was decreased from 32% to 24% over the same period. In response to widening spreads between U.S. Treasury securities and other credit instruments in the third quarter, we felt that the Fund might be able to take advantage of some compelling values in the bond market.

What was the investment environment in 1998?

It was a tumultuous year. Popular averages such as the Dow Jones Industrial Average and the S&P 500 Index surged ahead through mid-July, gaining in excess of 20%. At that point, however, concerns over the earnings of multinational companies began to surface due to the Asian financial crisis. The most negative news during the period, though, came from Russia, which substantially devalued its currency and defaulted on some of its debt. The S&P 500 Index relinquished all of the ground it gained earlier in the year. In the fixed-income markets, there was a flight to quality, with U.S. Treasuries rallying sharply and spreads widening dramatically.

In September, October and November, the Federal Reserve Board (Fed) cut short-term interest rates. This helped fuel a resurgence in stocks which came roaring back in the fourth quarter, with the S&P 500 Index gaining 21.3%. The Fed's actions also helped the fixed-income markets recover to some degree. Spreads between Treasuries and corporate securities narrowed in November and December, although not nearly to their pre-August levels.

Can you comment on specific stock holdings and explain changes made during the year?

The Fund had extensive health care holdings, and these generally performed well. Pharmaceutical giant Schering-Plough, was a star performer, as were two other health care holdings--Bristol Myers-Squibb and Becton Dickinson. Other stocks that helped performance included IBM, GE, McGraw-Hill and Pitney Bowes.

One of our weaker sectors in 1998 was energy, where stocks were hurt by weak oil and gas prices. Examples of this trend were Kerr-McGee, and Unocal. Minnesota Mining & Manufacturing, a diversified manufacturer of industrial, commercial and health care products, was hurt by its Asian exposure.

In the second half of the year, we sold positions in specialty chemical companies such as Lubrizol and Nalco Chemical. We felt that the earnings of these companies would suffer significantly in the short term if economic growth continued to slow. After stocks retreated in the third quarter, we bought selectively, initiating or increasing positions in Burlington Resources, Conoco (which was spun off from Dupont), Newell Corp, Pharmacia & Upjohn and American Home Products.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

How was the bond portfolio positioned, and what impact did this have on the Fund?

The largest sector allocation for the bond portfolio was corporate securities. The Fund's assets grew dramatically during 1998, and much of this new money went into BBB- rated corporate securities, especially in the second half, when spreads reached their widest levels. Widening spreads hurt the issues already in the Fund's portfolio but enabled us to add new purchases at very favorable spread levels.

During the first nine months of the year, we reduced the Fund's allocation of mortgage backed securities but increased our holdings again in the final quarter after the spreads on those products widened. Most of this money went into current coupon pass-throughs and AAA- rated commercial mortgage obligations, both of which tend to have less prepayment risk than the adjustable rate mortgage securities we sold.

The other large sector allocation for the bond portfolio, and the best performing sector for the year, was Treasuries. We increased Treasury holdings as interest rates gradually worked lower in the first half. During the huge rally in Treasuries in the second half of the year, we took some profits, reducing Treasury holdings by the end of December. The bulk of the proceeds was reinvested in corporate securities with attractive spreads.

How is the Fund Administrator preparing for the Year 2000 Issue?

Like other businesses and governments around the world, the Fund could be adversely affected if the computer systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

What is your outlook?

In 1999, a slowing economy and sluggish growth in corporate profits may limit gains in stocks for much of the year. One factor that could counteract these trends is further easing of interest rates by the Federal Reserve Board. Moreover, the kind of stocks that meet the Fund's value criteria generally tend to be less vulnerable to serious damage from unfavorable earnings surprises than the market-leading growth stocks, whose rich valuations leave little room for disappointing news. On the fixed income side, we continue to carry an approximately 60% weighting in spread product--versus about 44% for our benchmark bond index, a reflection of our expectation that spreads will narrow during 1999. Overall, the Fund is well positioned for a slowing but still-growing economy such as we are likely to find in 1999.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced
Fund Class S and the Lipper Balanced Fund Index

--------------------------------------------------------------------------------
MassMutual Balanced Fund
Total Return          One Year          Average Annual
                 1/1/98 - 12/31/98     10/3/94 - 12/31/98

Class S               13.50%                15.57%
--------------------------------------------------------------------------------
Lipper Balanced
Fund Index            15.37%                16.67%

Standard & Poor's     25.58%                28.47%
500 Composite Index

Lehman Brothers        9.47%                 9.66%
Government/Corporate
Bond Index
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[LINE GRAPH APPEARS HERE]

                                Lipper       Lehman Bros.      S&P 500
Date           Class S         Balanced       Gov't/Corp        Index

"10/3/94"       10,000          10,000          10,000          10,000
"12/94"         10,029           9,880          10,037           9,998
"6/95"          11,179          11,206          11,220          12,019
"12/96"         12,164          12,309          11,968          13,756
"6/96"          12,788          12,860          11,743          15,141
"12/96"         13,725          13,960          12,315          16,915
"6/97"          15,126          15,522          12,653          20,401
"12/97"         16,294          16,612          13,516          22,559
"6/98"          17,361          18,328          14,080          26,554
"12/98"         18,494          19,165          14,797          29,006

Hypothetical Investments in MassMutual Balanced
Fund Class A and Class Y and the Lipper Balanced
Fund Index

--------------------------------------------------------------------------------
MassMutual Balanced Fund
Total Return          One Year
                 1/1/98 - 12/31/98

Class A               12.78%

Class Y               13.23%
--------------------------------------------------------------------------------
Lipper Balanced
Fund Index            15.37%

Standard & Poor's     28.58%
500 Composite Index

Lehman Brothers        9.47%
Government/Corporate
Bond Index
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

                                     Lipper     Lehman Bros.    S&P 500
 Date    Class A      Class Y       Balanced    Gov't/Corp       Index

"12/97"   10,000       10,000        10,000        10,000        10,000
"3/98"    10,730       10,740        10,790        10,152        11,395
"6/98"    10,620       10,640        10,979        10,417        11,771
"9/98"    10,333       10,363        10,346        10,933        10,600
"12/98"   11,278       11,323        11,537        10,947        12,858

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index, and the Standard & Poor's 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors.
--------------------------------------------------------------------------------

              --------------------------------------------------
                           [PIE CHART APPEARS HERE]

                   MassMutual Balanced Fund Asset Allocation
                                  on 12/31/98

                          Common Stocks           55%
                          Bonds                   21%
                          Short-term Issues       24%

              --------------------------------------------------


              --------------------------------------------------
                           Massmutual Balanced Fund
                       Largest Stock Holdings (12/31/98)
              --------------------------------------------------

                  Bristol-Myers Squibb Company
                  International Business Machines Corporation
                  General Electric Company
                  Pitney Bowes, Inc.
                  The McGraw-Hill Companies, Inc.
                  Xerox Corporation
                  Kimberly-Clark Corporation
                  The Bank of New York Company, Incorporated
                  Hewlett-Packard Company
                  Schering-Plough

              --------------------------------------------------

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1998

                                                      Number of
                                                        Shares    Market Value
                                                      ---------   -------------
EQUITIES - 54.5%
Aerospace & Defense - 1.8%
Raytheon Company
 Class A                                                 32,600  $    1,685,013
Raytheon Company
 Class B                                                 99,600       5,303,700
TRW Inc.                                                121,000       6,798,688
                                                                  -------------
                                                                     13,787,401
                                                                  =============
Apparel, Textiles & Shoes - 0.6%
VF Corporation                                           95,000       4,453,125
                                                                  -------------
Automotive & Parts - 2.1%
Ford Motor Company                                       85,700       5,029,519
Genuine Parts
 Company                                                148,300       4,958,781
Goodyear Tire &
 Rubber Company                                         125,000       6,304,688
                                                                  -------------
                                                                     16,292,988
                                                                  =============
Banking, Savings & Loans - 3.9%
The Bank of New York
 Company,
 Incorporated                                           213,100       8,577,275
Comerica,
 Incorporated                                            87,800       5,986,863
Pacific Century
 Financial
 Corporation                                            216,300       5,272,313
Wachovia Corp.                                           66,300       5,797,106
Wells Fargo &
 Company                                                121,000       4,832,438
                                                                  -------------
                                                                     30,465,995
                                                                  -------------
Beverages - 0.9%
Brown-Forman
 Corporation
 (Class B)                                               93,700       7,091,919
                                                                  =============

Chemicals - 2.3%
Air Products and
 Chemicals, Inc.                                        114,200       4,568,000
Engelhard Corporation                                   230,400       4,492,800
Rohm & Haas
 Company                                                189,600       5,711,700
USEC Inc.                                               228,200       3,166,275
                                                                  =============
                                                                     17,938,775
                                                                  =============
Commercial Services - 0.5%
Pinnacle West Capital
 Corporation                                             86,700       3,673,913
                                                                  =============
Computers & Office Equipment - 5.5%
Electronic Data
 Systems Corporation                                     76,300       3,834,075
Hewlett-Packard
 Company                                                125,300       8,559,556
International Business
 Machines
 Corporation                                             62,400      11,528,400
Pitney Bowes, Inc.                                      147,800       9,764,038
Xerox Corporation                                        77,300       9,121,400
                                                                  -------------
                                                                     42,807,469
                                                                  =============
Containers - 1.4%
Bemis Company, Inc.                                      98,900       3,752,019
Crown Cork & Seal
 Company, Inc.                                          108,500       3,343,156
Temple-Inland, Inc.                                      60,500       3,588,406
                                                                  -------------
                                                                     10,683,581
                                                                  =============
Cosmetics & Personal Care - 1.1%
Kimberly-Clark
 Corporation                                            159,200       8,676,400
                                                                  -------------

Drugs - 0.9%
Pharmacia & Upjohn,
 Inc.                                                   120,500       6,823,313
                                                                  =============

Electric Utilities - 0.8%
Dominion Resources,
 Inc.                                                    86,400       4,039,200
SCANA Corporation                                        59,700       1,925,325
                                                                  -------------
                                                                      5,964,525
                                                                  =============
Electrical Equipment & Electronics - 3.2%
AMP, Incorporated                                       108,682       5,658,257
General Electric
 Company                                                 98,900      10,093,981
Honeywell Inc.                                           58,000       4,368,125
Hubbell, Incorporated
 (Class B)                                              118,122       4,488,636
                                                                  -------------
                                                                     24,608,999
                                                                  =============
Energy - 3.3%
Amoco Corporation                                       122,900       7,251,100
Kerr-McGee
 Corporation                                             63,800       2,440,350
Mobil Corporation                                        88,300       7,693,138
Teco Energy, Inc.                                       136,300       3,841,956
Unocal Corporation                                      146,900       4,287,644
                                                                  -------------
                                                                     25,514,188
                                                                  -------------
Financial Services - 0.6%
American Express
 Company                                                 45,000       4,601,250
                                                                  =============

Foods - 2.4%
Archer-Daniels-
 Midland Company                                        193,130       3,319,422
Bestfoods                                                72,000       3,834,000
ConAgra, Inc.                                           222,200       6,999,300
General Mills, Inc.                                      55,700       4,330,675
                                                                  -------------
                                                                     18,483,397
                                                                  =============
Forest Products & Paper - 0.6%
Weyerhaeuser
 Company                                                 95,600       4,857,675
                                                                  =============

Healthcare - 5.3%
American Home
 Products Corporation                                   141,400       7,962,588
Becton, Dickinson and
 Company                                                195,800       8,358,213
Bristol-Myers Squibb
 Company                                                118,100      15,803,246
Schering-Plough Corp.                                   152,800       8,442,200
                                                                  -------------
                                                                     40,566,247
                                                                  =============

                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                                      Number of
                                                        Shares    Market Value
                                                      ---------   -------------
Industrial Distribution - 0.6%
W.W. Grainger, Inc.                                     109,000  $    4,537,125
                                                                  =============
Industrial Transportation - 1.3%
Burlington Northern
Santa Fe Corp.                                          149,500       5,045,625
Norfolk Southern
Corporation                                             166,900       5,288,644
                                                                  -------------
                                                                     10,334,269
                                                                  -------------
Insurance - 3.9%
American General
 Corporation                                            87,100        6,793,800
CIGNA Corporation                                       28,800        2,226,600
Jefferson-Pilot
 Corporation                                            63,675        4,775,625
Marsh & McLennan
 Companies, Inc.                                       110,900        6,480,719
MBIA, Inc.                                              80,300        5,264,669
SAFECO Corporation                                     115,200        4,946,400
                                                                  -------------
                                                                     30,487,813
                                                                  =============
Machinery & Components - 0.7%
Dover Corporation                                      137,300        5,028,613
                                                                  =============
Manufacturing - 0.5%
Armstrong World
  Industries, Inc.                                      58,600        3,534,313
                                                                  =============
Metals - 0.4%
Newell Co.                                              70,100        2,891,625
                                                                  =============

Miscellaneous - 0.5%
Minnesota Mining &
 Manufacturing
 Company                                               54,000        3,840,750
                                                                  =============
Oil & Gas - 1.7%
Burlington Resources
 Inc.                                                  105,400        3,774,638
Conoco Inc. Cl. A*                                      90,500        1,889,188
ENI SPA, Sponsored
 ADR                                                    70,000        4,742,500
USX-Marathon Group                                      92,400        2,783,550
                                                                  -------------
                                                                     13,189,876
                                                                  -------------
Publishing & Printing - 1.2%
The McGraw-Hill
 Companies, Inc.                                        93,600        9,535,500
                                                                  -------------
Retail - 1.1%
The May Department
 Stores Company                                         70,600        4,262,475
Sears Roebuck and
 Co.                                                    94,100        3,999,250
                                                                  -------------
                                                                      8,261,725
                                                                  -------------
Retail-Grocery - 1.8%
Albertson's, Inc.                                      106,700        6,795,456
American Stores
 Company                                               185,000        6,833,438
                                                                  -------------
                                                                     13,628,894
                                                                  -------------
Telecommunications - 0.9%
GTE Corporation                                        111,400        7,241,000
                                                                  -------------
Telephone Utilities - 1.6%
Ameritech Corporation                                  117,100        7,421,213
Frontier Corporation                                   153,100        5,205,400
                                                                  -------------
                                                                     12,626,613
                                                                  =============
Tobacco - 1.1%
Fortune Brands, Inc.                                   131,900        4,171,338
UST Inc.                                               131,300        4,579,088
                                                                  -------------
                                                                      8,750,426
                                                                  =============

TOTAL EQUITIES                                                      421,179,702
                                                                  =============
(Cost $263,395,486)

                                                      Principal
                                                        Amount    Market Value
                                                      ---------   -------------

BONDS & NOTES - 20.9%
ASSET BACKED SECURITIES - 1.5%
California
 Infrastructure PG&E
 1, 1997-1, Class A6
 6.320% 9/25/2005                                   $   150,000         154,250
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 9/25/2005                                       150,000         156,363
California
 Infrastructure
 SDG&E-1, 1997-1,
 Class A5
 6.190% 9/25/2005                                       100,000         103,888
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000                                     1,000,000       1,005,140
Case Equipment Loan
 Trust 1998-A, Class
 A4
 5.830% 2/15/2005                                       750,000         758,565
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/2003                                     1,000,000       1,006,790
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002                                    1,000,000       1,010,590
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006                                    1,000,000       1,004,290
Ford Credit Auto
Owner Trust, 1996-
 B, Class A-4
 6.300% 1/15/2001                                     1,000,000       1,006,870
Metlife Capital
 Equipment Loan
 Trust Series 1997-A,
 Class A
 6.850% 5/20/2008                                       750,000         783,506
Premier Auto Trust
 Series 1998-4, Class
 A3
 5.690% 6/08/2002                                     1,000,000       1,008,560
Premier Auto Trust
 Series 1998-5, Class
 A3
 5.070% 7/08/2002                                       500,000         498,040
Railcar Trust No.
 1992-1
 7.750% 6/01/2004                                       321,965         342,564
Textron Financial
 Corporation
 5.890% 1/15/2005                                     1,000,000       1,010,625
Toyota Auto Lease
 Trust Series 1998-B,
 Class A1
 5.350% 7/25/2002                                     1,000,000       1,000,000
Travelers Funding Ltd.
 Class A-1
 6.300% 2/15/2014                                       700,000         673,190
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class A1
 6.300% 6/25/2002                                       226,364         226,647
                                                                  -------------
TOTAL ASSET BACKED
SECURITIES                                                           11,749,878
                                                                  =============
(Cost $11,658,322)

CORPORATE DEBT - 8.3%
AirTouch
 Communications,
 Inc.
 7.500% 7/15/2006                                     1,000,000       1,101,910
Allan Aluminum
 Limited
 6.250% 11/01/2008                                      500,000         505,435
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009                                       970,989       1,006,304
American Airlines
 1994-A Pass Through
 Trusts, Class A4
 9.780% 11/26/2011                                      927,022       1,092,171
American General
 Finance Corporation
 5.750% 11/01/2003                                      500,000         501,350
AMR Corporation
 9.000% 8/01/2012                                       500,000         589,095

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                 Principal
                                   Amount     Market Value
                                 ----------   ------------
Analog Devices, Inc.
6.625% 3/01/2000                $   500,000  $     505,795
Anheuser-Busch
 Companies, Inc.
 5.375% 9/15/2008                 1,000,000        998,610
Archer-Daniels-
 Midland Company
 6.750% 12/15/2027                  350,000        373,863
Associates Corporation
 of North America
 5.750% 11/01/2003                  500,000        504,485
Associates Corporation
 of North America
 6.500% 8/15/2002                   500,000        516,090
Associates Corporation
 of North America
 6.750% 8/01/2001                 1,000,000      1,031,270
Barrick Gold
 Corporation
 7.500% 5/01/2007                 1,000,000      1,073,330
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000                 1,000,000      1,013,780
BHP Finance (USA)
 Limited
 6.420% 3/01/2026                 1,000,000        994,050
Boston Scientific
 Corporation
 6.625% 3/15/2005                 1,000,000        970,250
Cable & Wireless
 Communications plc
 6.750% 12/01/2008                1,300,000      1,316,500
Carlisle Companies
 Incorporated
 7.250% 1/15/2007                   750,000        772,943
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005                   500,000        444,000
Champion
 International
 Corporation
 6.400% 2/15/2026                 1,000,000      1,027,070
The Charles Schwab
 Corporation
 6.250% 1/23/2003                 1,000,000        991,840
The CIT Group, Inc.
 5.625% 10/15/2003                  500,000        499,795
The CIT Group, inc.
 6.375% 10/01/2002                1,000,000      1,028,740
CITGO Petroleum
 Corporation
 7.875% 5/15/2006                   250,000        245,178
Comcast Cable
 Communications, Inc.
 8.375% 5/01/2007                   750,000        870,158
ConAgra, Inc.
 7.000% 10/01/2028                  750,000        770,055
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 7/02/2014                   474,463        554,529
Continental Airlines,
 Inc., Series 1996-B
 7.820% 4/15/2015                   477,057        515,260
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003                1,000,000      1,002,720
CSX Corporation
 7.050% 5/01/2002                   500,000        518,845
CSX Corporation
 7.250% 5/01/2027                 1,200,000      1,279,584
Dana Corporation
 6.500% 3/15/2008                   500,000        513,870
Delta Air Lines, Inc.,
 1992, Series C
 8.540% 1/02/2007                   399,719        437,589
Dover Corporation
 6.250% 6/01/2008                   500,000        523,490
Dover Corporation
 6.650% 6/01/2028                   500,000        516,965
Emerson Electric Co.
 5.500% 9/15/2008                   500,000        505,706
ERAC USA Finance
 Company 144A
 6.750% 5/15/2007                 1,250,000      1,261,788
FBG Finance Limited
 144A
 7.875% 6/01/2016                 1,000,000      1,156,570
Fletcher Challenge
 Capital Canada Inc.
 6.750% 3/24/2005                   500,000        479,730
Fletcher Challenge
 Capital Canada Inc.
 7.750% 6/20/2006                   500,000        504,275
General American
 Transportation
 Corporation
 6.750% 3/01/2006                 1,000,000      1,023,940
General Electric
 Capital Corporation
 6.500% 11/01/2006                  250,000        266,520
General Mills, Inc.
 8.900% 6/15/2006                   500,000        599,370
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001                 1,000,000      1,015,180
GTE Corporation
 9.100% 6/01/2003                   275,000        314,223
Halliburton Company
 5.625% 12/01/2008                  750,000        757,170
Heller Financial, Inc.
 6.250% 3/01/2001                   500,000        505,360
Hershey Foods
 Corporation
 7.200% 8/15/2027                 1,250,000      1,430,775
Hilton Hotels
 Corporation
 7.000% 7/15/2004                   225,000        225,538
Household Finance
 Corporation
 6.500% 11/15/2008                  500,000        519,126
ICI Wilmington, Inc.
 7.050% 9/15/2007                   500,000        512,220
IMC Global Inc.
 6.625% 10/15/2001                  500,000        495,830
Interpool, Inc.
 7.350% 8/01/2007                   500,000        476,105
LASMO (USA) Inc.
 6.750% 12/15/2007                1,250,000      1,202,035
Leucadia National
 Corporation
 7.750% 8/15/2013                 1,000,000        987,680
Lockheed Martin
 Corporation
 7.700% 6/15/2008                 1,000,000      1,130,510
MAPCO Inc.
 7.250% 3/01/2009                 1,000,000      1,053,500
Midway Airlines Pass
 Through Certificates
 1998-lB 144A
 8.140% 1/02/2013                   500,000        506,455
Millipore Corporation
 7.500% 4/01/2007                 1,000,000      1,023,800
Mobil Corporation
 8.625% 8/15/2021                 1,000,000      1,316,090
Newmont Mining
 Corporation
 8.625% 4/01/2002                 1,000,000      1,051,850
News America
 Holdings
 Incorporated
 9.250% 2/01/2013                 1,000,000      1,238,730
Norfolk Southern
 Corporation
 7.050% 5/01/2037                 1,350,000      1,460,471
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005                 1,000,000      1,048,910
Occidental Petroleum
 Corporation
 7.375% 11/15/2008                1,500,000      1,529,835
Raytheon Company
 6.150% 11/01/2008                  500,000        509,185
Raytheon Company
 6.750% 8/15/2007                   500,000        529,355
Rolls-Royce Capital Inc.
 7.125% 7/29/2003                 1,000,000      1,042,800
Ryder System, Inc.
6.600% 11/15/2005                   750,000        752,918
Safeway Inc.
 6.050% 11/15/2003                  250,000        251,715
Scholastic Corporation
 7.000% 12/15/2003                  750,000        780,518
The E.W. Scripps
 Company
 6.625% 10/15/2007                1,000,000      1,038,610
Joseph E. Seagram &
 Sons, Inc.
 7.500% 12/15/2018                1,000,000      1,001,020

                                               (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                          Principal Amount    Market Value
                         ------------------   ------------

Sprint Capital
 Corporation
 6.125% 11/15/2008      $           500,000  $     510,915
Sprint Capital
 Corporation
 6.875% 11/15/2028                  500,000        519,650
Thomas & Betts
 Corporation
 8.250% 1/15/2004                   500,000        542,925
Time Warner Inc.
 Pass-Thru Asset Trust
 1997-1 144A
 6.100% 12/30/2001                  750,000        762,083
Time Warner, Inc.
 7.750% 6/15/2005                 1,000,000      1,106,040
US Air, Inc., Class B
 7.500% 10/15/2009                  464,450        463,145
Valero Pass-Thru Asset
 Trust 1997-1 144A
 6.750% 12/15/2002                  500,000        504,700
WorldCom, Inc.
 7.750% 4/01/2007                   500,000        564,825
WPP Finance (USA)
 Corporation
 6.625% 7/15/2005                   375,000        380,432
                                              ------------

TOTAL CORPORATE DEBT                            63,467,047
(Cost $60,327,667)                            ------------

NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS - 0.6%
Collateralized Mortgage
 Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class A1
 7.100% 8/13/2029                 1,427,127      1,518,934
Chase Commercial
 Mortgage Securities
 Corp. Series 1998-2,
 Class A1
 6.025% 8/18/2007                   745,997        754,852
CS First Boston
 Mortgage Securities
 Corp. Series 1998-
 C2, Class A1
 5.960% 12/15/2007                  746,404        754,756
Merrill Lynch
 Mortgage Investors,
 Inc., Series 1997-Cl-
 CTL, A-1
 6.310% 11/15/2026                  948,176        968,979
Morgan Stanley Capital
Investments Series
1998-HF2, Class A1
  6.010% 11/15/2030                 248,593        258,526
Nationslink Funding
Corporation Series
1998-2, Class A1
  6.001% 11/20/2007                 497,390        502,623
                                              ------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS                               4,758,670
(Cost $4,700,950)                             ------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.7%
Federal Home Loan Mortgage
Corporation
(FHLMC) - 0.7%
Collateralized Mortgage
Obligations - 0.5%
FHLMC Series 1322 Class G
 7.500% 2/15/2007                   893,472        906,588
FHMLC Series 1607
 Class G
 6.000% 8/15/2013                 3,000,000      3,027,180
                                              ------------
                                                 3,933,768
                                              ------------
Pass-Through Securities - 0.2%
FHLMC
 9.000% 3/01/2017                   105,980        112,797
FHMLC
 6.420% 12/01/2005                1,257,061      1,316,382
                                              ------------
                                                 1,429,179
                                              ------------

                                                 5,362,947
                                              ------------

Federal National Mortgage
Association
(FNMA) - 0.7%
Collateralized Mortgage
Obligations - 0.5%
FNMA Series 1993-134 Class GA
 6.500% 2/25/2007                 1,000,000      1,015,000
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008                1,000,000      1,008,430
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008                 2,000,000      2,021,240
                                              ------------
                                                 4,044,670
                                              ------------

Pass-Through Securities -- 0.2%
  FNMA 6.000% 11/01/2028          1,513,069      1,493,429
FNMA
  8.000% 5/01/2013                  250,919        254,652
                                              ------------
                                                 1,748,081
                                              ------------

                                                 5,792,751
                                              ------------

Government National Mortgage
Association (GNMA) -0.9%
Pass-Through Securities
GNMA
 6.500% 10/15/2028                1,789,074      1,807,699
GNMA
 7.000% 8/15/2023-
        10/15/2023                  853,244        873,236
GNMA
 7.500% 10/15/2006-
        6/15/2017                 1,986,707      2,063,707
GNMA
 8.000% 11/15/2004-
        1/15/2009                 2,118,621      2,216,926
GNMA
 9.000% 12/15/2008-
        5/15/2009                   348,480        374,441
                                              ------------
                                                 7,336,009
                                              ------------
U.S. Government Guaranteed
Notes -- 0.4%
1991-A Fairfax
 County, VA 8.740% 8/01/2001        200,000        216,812
1991-A Jefferson Park, CA
 8.740% 8/01/2001                 1,740,000      1,886,264
1991-A Monroe
 County, NY
 8.740% 8/01/2001                   500,000        542,030
1991-A Rochester, NY
 8.740% 8/01/2001                    60,000         65,044
                                              ------------
                                                 2,710,150
                                              ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                              21,201,857
(Cost $20,449,593)

U.S. TREASURY OBLIGATIONS - 7.8%
U.S. Treasury Bonds - 2.6%
U.S. Treasury Bond
 7.500% 11/15/2016                9,050,000     11,241,820
U.S. Treasury Bond
 8.750% 5/15/2017                 6,000,000      8,346,540
                                              ------------
                                                19,588,360
                                              ------------

U.S. Treasury Notes - 5.1%
U.S. Treasury Note
  5.875% 2/15/2004                  150,000        158,250
U.S. Treasury Note
  6.500% 8/15/2005               14,315,000     15,733,044
U.S. Treasury Note
  6.875% 5/15/2006               14,050,000     15,885,200
U.S. Treasury Note
  7.125% 2/29/2000                1,000,000      1,026,870
U.S. Treasury Note
  7.500% 5/15/2002                  500,000        542,890
U.S. Treasury Note
  7.500% 2/15/2005                5,500,000      6,297,500
                                              ------------
                                                39,643,754
                                              ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                 Principal
                                   Amount     Market Value
                                 ----------   ------------

U.S. Treasury Strips - 0.1%
U.S. Treasury Strip -
Principal Only 0.000% 2/15/1999 $   500,000  $     497,325
U.S. Treasury Strip -
Principal Only 0.000% 8/15/2015     700,000        281,449
                                              ------------
                                                   778,774
                                              ------------
TOTAL U.S. TREASURY
OBLIGATIONS                                     60,010,888
(Cost $57,741,055)                            ------------

TOTAL BONDS & NOTES                            161,188,340
(Cost $154,877,587)                           ------------

SHORT-TERM INVESTMENTS - 25.8%
Cash Equivalents - 1.7%
BankBoston
 Eurodollar Time
 Deposit.
 5.630% 4/30/1999                 1,837,200      1,837,200
General America Life
Funding Agreement.
 5.240% 4/22/1999                11,000,000     11,000,000
                                              ------------
                                                12,837,200
                                              ------------

Commercial Paper - 24.1%
Appalachian Power
 Company
 6.350% 1/05/1999                 5,975,000      5,970,784
Aristar, Inc.
 5.700% 2/09/1999                 3,485,000      3,463,480
Aristar, Inc.
 5.700% 2/10/1999                 1,740,000      1,728,980
Atlantic Richfield
 Company
 5.170% 3/01/1999                 2,855,000      2,830,809
Boston Scientific
 Corporation
 5.580% 1/29/1999                 6,120,000      6,093,439
Boston Scientific
 Corporation
 6.000% 2/01/1999                 2,170,000      2,158,788
Boston Scientific
 Corporation
 6.000% 2/23/1999                 4,140,000      4,103,430
Boston Scientific
 Corporation
 6.100% 1/25/1999                 4,815,000      4,795,419
Case Credit
 Corporation
 5.870% 3/24/1999                 3,675,000      3,631,472
Case Credit
 Corporation
 6.000% 2/22/1999                   580,000        574,973
Case Credit
 Corporation
 6.000% 2/24/1999                 4,000,000      3,964,000
Central Illinois Light
 Company
 5.270% 2/17/1999                 1,585,000      1,574,095
Comdisco, Inc.
 5.670% 1/28/1999                 3,210,000      3,196,350
Comdisco, Inc.
 5.950% 2/12/1999                 5,850,000      5,809,392
Comdisco, Inc.
 6.050% 2/11/1999                 5,320,000      5,283,344
ConAgra, Inc.
 5.720% 1/22/1999                 7,460,000      7,435,108
ConAgra, Inc.
 5.900% 2/05/1999                 2,310,000      2,296,749
ConAgra, Inc.
 6.020% 1/13/1999                 5,000,000      4,989,967
Cox Enterprises, Inc.
 5.950% 1/05/1999                 4,945,000      4,941,731
Crown Cork & Seal
 Company, Inc.
 5.650% 1/27/1999                 4,590,000      4,571,271
CVS Corporation
 5.720% 1/15/1999                 3,575,000      3,567,047
CVS Corporation
 5.740% 1/26/1999                 4,075,000      4,058,757
CVS Corporation
 6.150% 1/20/1999                 4,395,000      4,380,734
DTE Energy Company
 6.250% 1/04/1999                 2,470,000      2,468,714
Great Lakes Chemical
 Corp.
 5.000% 2/18/1999                 3,300,000      3,278,000
Humana, Inc.
 5.700% 2/08/1999                 3,725,000      3,702,588
Humana, Inc.
 5.950% 2/03/1999                 4,000,000      3,978,183
Humana, Inc.
 6.000% 2/04/1999                 3,980,000      3,957,447
Humana, Inc.
 6.050% 1/21/1999                 3,235,000      3,224,127
IMC Global Inc.
 5.570% 1/19/1999                   865,000        862,591
IMC Global Inc.
 5.700% 3/10/1999                 2,655,000      2,628,922
IMC Global Inc.
 5.700% 3/11/1999                 3,740,000      3,702,725
IMC Global Inc.
 5.750% 2/22/1999                 5,390,000      5,345,233
ORIX Credit Alliance,
 Inc.
 5.500% 2/16/1999                 4,945,000      4,910,248
ORIX Credit Alliance,
 Inc.
 6.150% 1/08/1999                 3,450,000      3,445,875
ORIX Credit Alliance,
Inc.
 6.450% 1/07/1999                 5,000,000      4,994,625
Pennsylvania Power &
 Light Company
 5.900% 2/19/1999                 5,165,000      5,123,522
Procter & Gamble
 Company, The
 4.800% 3/19/1999                 6,600,000      6,526,593
Public Service
 Company of Colorado
 6.000% 1/11/1999                 5,115,000      5,106,475
Raytheon Company
 5.750% 2/02/1999                 4,730,000      4,705,825
Service Corporation
 International
 5.720% 2/26/1999                 5,570,000      5,520,439
Service Corporation
 International
 5.800% 2/25/1999                 4,985,000      4,940,827
Sonat Inc.
 6.000% 1/06/1999                 3,855,000      3,851,788
Textron Financial
Corporation
 6.250% 1/12/1999                 4,700,000      4,691,024
Textron Financial
 Corporation
 6.300% 1/14/1999                 4,700,000      4,689,308
UOP
 6.050% 1/04/1999                 3,880,000      3,878,044
                                              ------------
                                               186,953,242
                                              ------------

TOTAL SHORT-TERM
INVESTMENTS                                    199,790,442
(Cost $199,784,389)                           ------------

TOTAL INVESTMENTS -- 101.2%                    782,158,484
(Cost $618,057,462)+

Other Assets/
(Liabilities) -- (1.2%)                         (9,166,865)
                                              ------------

Net Assets -- 100.0%                         $ 772,991,619
                                              ============

Notes to Portfolio of Investments

+Aggregate cost for Federal tax purposes (Note 7)

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*Non-income producing security.


 . Represents investment of security lending collateral. (Note 2).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                                                                 December 31, 1998
                                                                                                         ==========================
Assets:
      Investments, at value (cost $418,273,073) (Note 2) ............................................   $              582,368,042
      Short-term investments, at value (cost $199,784,389) (Note 2) .................................                  199,790,442
                                                                                                         --------------------------
          Total Investments .........................................................................                  782,158,484
      Cash ..........................................................................................                       86,171
      Receivables from:
          Investments sold ..........................................................................                      666,656
          Fund shares sold ..........................................................................                    4,519,325
          Interest and dividends ....................................................................                    2,793,732
                                                                                                         --------------------------
             Total assets ...........................................................................                  790,224,368
                                                                                                         --------------------------
Liabilities:
      Payables for:
          Investments purchased .....................................................................                    2,342,330
          Fund shares redeemed ......................................................................                    1,692,639
          Securities on loan (Note 2) ...............................................................                   12,837,200
          Directors' fees and expenses (Note 3) .....................................................                        4,605
          Affiliates (Note 3):
             Investment management fees .............................................................                      287,182
             Administration fees ....................................................................                       49,799
             Service fees ...........................................................................                          107
      Accrued expenses and other liabilities ........................................................                       18,887
                                                                                                         --------------------------
             Total liabilities ......................................................................                   17,232,749
                                                                                                         --------------------------
      Net assets ....................................................................................   $              772,991,619
                                                                                                         ==========================
Net assets consist of
      Paid-in capital ...............................................................................   $              600,473,146
      Undistributed net investment income ...........................................................                       32,992
      Accumulated net realized gain on investments ..................................................                    8,384,459
      Net unrealized appreciation on investments ....................................................                  164,101,022
                                                                                                         --------------------------
                                                                                                        $              772,991,619
                                                                                                         ==========================
Net assets:
      Class A .......................................................................................   $                  177,010
                                                                                                         ==========================
      Class Y .......................................................................................   $                1,051,256
                                                                                                         ==========================
      Class S .......................................................................................   $              771,763,353
                                                                                                         ==========================
Shares outstanding:
      Class A* ......................................................................................                       12,465
                                                                                                         ==========================
      Class Y* ......................................................................................                       74,030
                                                                                                         ==========================
      Class S .......................................................................................                   54,365,582
                                                                                                         ==========================
Net asset value, offering price and
redemption price per share:
      Class A* ......................................................................................   $                    14.20
                                                                                                         ==========================
      Class Y* ......................................................................................   $                    14.20
                                                                                                         ==========================
      Class S .......................................................................................   $                    14.20
                                                                                                         ==========================

*Amounts have been restated to reflect reverse stock splits (See Note 9).


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                                                               Year ended
                                                                                                            December 31, 1998
                                                                                                         ==========================
Investment income: (Note 2)
         Interest (including securities lending income of $32,426) ..................................   $               19,869,037
         Dividends (net of withholding tax of $14,570) ..............................................                    8,159,456
                                                                                                         --------------------------
            Total investment income .................................................................                   28,028,493
                                                                                                         --------------------------

Expenses (Note 2):
        Investment management fees (Note 3) .........................................................                    3,182,481
        Custody fees ................................................................................                       71,953
        Audit and legal fees ........................................................................                       20,941
        Directors' fees (Note 3) ....................................................................                       17,776
                                                                                                         --------------------------
                                                                                                                         3,293,151
        Administration fees (Note 3):
           Class A ..................................................................................                          804
           Class Y ..................................................................................                        1,093
           Class S ..................................................................................                      549,081
        Service fees (Note 3):
           Class A ..................................................................................                          414
                                                                                                         --------------------------
               Total expenses .......................................................................                    3,844,543
                                                                                                         --------------------------
               Net investment income ................................................................                   24,183,950
                                                                                                         --------------------------

Realized and unrealized gain (loss):
         Net realized gain on investment transactions ...............................................                   38,995,138
         Net change in unrealized appreciation (depreciation)
            on investments ..........................................................................                   24,939,485
                                                                                                         --------------------------
                  Net realized and unrealized gain ..................................................                   63,934,623
                                                                                                         --------------------------
         Net increase in net assets resulting from operations .......................................   $               88,118,573
                                                                                                         ==========================

    The accompanying notes are an integral part of the Financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                        Year ended                Year ended
                                                                                     December 31, 1998         December 31, 1997
                                                                                  ----------------------     ----------------------

Increase (Decrease) in Net Assets:
Operations:
         Net investment income...............................................    $            24,183,950    $            22,208,772
         Net realized gain on investment transactions........................                 38,995,138                 30,475,696
         Net change in unrealized appreciation (depreciation)
            on investments...................................................                 24,939,485                 53,068,589
                                                                                  ----------------------     ----------------------
            Net increase in net assets resulting from operations.............                 88,118,573                105,753,057
                                                                                  ----------------------     ----------------------

Distributions to shareholders (Note 2):
         From net investment income:
         Class 1*............................................................                         --                     (3,540)
         Class 2*............................................................                         --                     (4,381)
         Class 3*............................................................                         --                     (4,913)
         Class A.............................................................                     (6,590)                        --
         Class Y..............................................................                   (45,079)                        --
         Class S.............................................................                (24,100,466)               (22,163,635)

                                                                                  ----------------------     ----------------------
            Total distributions from net investment income...................                (24,152,135)               (22,176,469)
                                                                                  ----------------------     ----------------------
         From net realized gains:
         Class 1*............................................................                         --                     (6,158)
         Class 2*............................................................                         --                     (6,204)
         Class 3*............................................................                         --                     (6,230)
         Class A.............................................................                    (11,583)                        --
         Class Y.............................................................                    (61,093)                        --
         Class S.............................................................                (36,732,877)               (26,240,454)
                                                                                  ----------------------     ----------------------
            Total distributions from net realized gains......................                (36,805,553)               (26,259,046)
                                                                                  ----------------------     ----------------------

Net fund share transactions (Note 5):
         Class 1*............................................................                   (156,975)                     9,696
         Class 2*............................................................                   (159,724)                    10,600
         Class 3*............................................................                   (161,227)                    11,159
         Class A.............................................................                    175,148                         --
         Class Y.............................................................                  1,104,224                         --
         Class $.............................................................                 89,416,157                 34,578,286
                                                                                  ----------------------     ----------------------
            Increase in net assets from net fund share
                transactions.................................................                 90,217,603                 34,609,741
                                                                                  ----------------------     ----------------------
         Total increase in net assets........................................                117,378,488                 91,927,283

Net assets:
         Beginning of period.................................................                655,613,131                563,685,848
                                                                                  ----------------------     ----------------------
         End of period (including undistributed net investment income
            of $32,992 and $0, respectively).................................    $           772,991,619    $           655,613,131
                                                                                  ======================     ======================

      * Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).




    The accompanying notes are an integral part of the Financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                        Class A         Class Y
                                                        -------         -------
                                                      Year ended      Year ended
                                                       12/31/98 +      12/31/98 +
                                                     -----------      -----------
Net asset value, beginning of period                $     14.03      $     14.06
                                                     -----------      -----------
Income (loss) from investment operations:
  Net investment income                                    0.41 ***         0.48 ***
  Net realized and unrealized gain (loss) on
      investments                                          1.36             1.36
                                                     -----------      -----------
      Total income (loss) from investment
         operations                                        1.77             1.84
                                                     -----------      -----------
Less distributions to shareholders:
  From net investment income                              (0.58)           (0.67)
  From net realized gains                                 (1.02)           (1.03)
                                                     -----------      -----------
      Total distributions                                 (1.60)           (1.70)
                                                     -----------      -----------
Net asset value, end of period                      $     14.20      $     14.20
                                                     ===========      ===========
Total Return                                              12.78%          13.23%
Ratios / Supplemental Data:
   Net assets, end of period (000's)                       $177           $1,051
   Net expenses to average daily net assets #              1.20%            0.76%
   Net investment income to average daily net assets       2.76%            3.21%
   Portfolio turnover rate                                   30%             30%
                                                                                      Class S (1)
                                                                                      -----------
                                                       Year ended       Year ended     Year ended      Year ended      Period ended
                                                        12/31/98         12/31/97       12/31/96        12/31/95        12/31/94**
                                                      -----------      -----------    ------------    ------------    ------------
Net asset value, beginning of period                 $     13.59      $     12.34    $     11.51     $       9.92    $      10.00
                                                      -----------      -----------    -----------     ------------    ------------
Income (loss) from investment operations:
  Net investment income                                      0.49 ***        0.48            0.46            0.44            0.11
  Net realized and unrealized gain (loss)
      on investments                                         1.33            1.82            1.02            1.68           (0.08)
                                                      -----------      -----------    -----------     ------------    ------------
      Total income (loss) from investment operations         1.82            2.30            1.48            2.12            0.03
                                                      -----------      -----------    -----------     ------------    ------------
Less distributions to shareholders:
  From net investment income                                (0.48)          (0.48)          (0.46)          (0.44)          (0.11)
  From net realized gains                                   (0.73)          (0.57)          (0.19)          (0.09)             --
                                                      -----------      -----------    -----------     ------------    ------------
      Total distributions                                   (1.21)          (1.05)          (0.65)          (0.53)          (0.11)
                                                      -----------      -----------    -----------     ------------    ------------
Net asset value, end of period                       $      14.20    $      13.59    $      12.34    $      11.51    $       9.92
                                                      ===========      ===========    ===========     ============    ============
Total Return @                                              13.50%          18.72%          12.83%          21.31%           0.29%
Ratios/Supplemental Data:
   Net assets, end of period (000's)                     $771,763        $655,135        $563,280        $456,773        $349,688
   Net expenses to average daily net assets #              0.5433%         0.5389%         0.5120%         0.5120%         0.5120% *

   Net investment income to average daily net assets         3.42%           3.57%           3.83%           4.18%           4.29% *

   Portfolio turnover rate                                     30%             28%             26%             23%              2%
     #  Computed after giving effect to the voluntary
        partial waiver of management fee by MassMutual,
        which terminated May 1, 1997. Without this
        partial waiver of fees by MassMutual, the ratio
        of expenses to average daily net assets would
        have been:                                            N/A          0.5510%         0.5522%         0.5514%         0.5650% *

    *   Annualized
    ** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
    *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
    +   Amounts have been restated to reflect reverse stock splits (see Note 9).
    (1) Class S shares were previously designated as Class 4 shares.
    @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio Manager Report
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

What are the investment   The objective and policies of the Fund are to:
objectives and policies   . achieve long-term growth of capital and income
for the MassMutual Core   . invest primarily in a diversified portfolio of
Equity Fund?                equity securities of larger, well-established
                            companies (generally companies with market capitalization over $2.0 billion)
                          . utilize a value-oriented strategy in making
                            investment decisions
                          . utilize fundamental analysis to identify companies
                            which
                            -are of high investment quality
                            -offer above-average dividend growth potential
                            -are attractively valued in the marketplace

How did the Fund perform  The Fund performed reasonably well, given the backdrop
over the past year?       of 1998's volatile markets. For the 12 months ended
                          December 31, 1998, the Fund's Class S shares had a net
                          return of 16.75%. The Fund's return trailed the 28.58%
                          return of the S&P 500 Index, a market capitalization-
                          weighted, unmanaged index of 500 common stocks, while
                          surpassing the 14% gain of the average diversified
                          equity fund monitored by Lipper Analytical Services.
                          The gains in the S&P 500 Index in 1998 were driven
                          primarily by the 20 largest companies in that Index,
                          many of which the fund cannot invest in because their
                          stock prices exceed our value parameters.
What was the investment   It was a tumultuous year, to be sure. After
environment in 1998?      superlative gains in the previous three years, it
                          looked as though the stock market would be hard-pressed to perform well again in 1998. Against those odds, however, popular averages such as the Dow
                          Jones Industrial Average and the S&P 500 Index surged ahead through mid-July, gaining in excess of 20%. At that point, however, many multinational companies began to report lower earnings or to scale back their earnings forecasts due to the Asian financial crisis.
                          The most negative news during the period, though, came from Russia, which substantially devalued its currency and defaulted on much of its foreign debt. Worldwide equity markets responded by plunging in August, as the S&P 500 Index relinquished all of the ground it had gained earlier in the year.

                          In September, October and November, the Federal Reserve Board (Fed) moved aggressively to cut short-term interest rates, which helped to get the markets back on track. The October easing had a particularly beneficial effect because it was a surprise move that occurred between meetings of the Fed's Open Market Committee, the group that decides the fate of short-term interest rates. As a result, stocks came roaring back in the fourth quarter, with the S&P 500 Index gaining 21.3% in that quarter alone. However, the lion's share of the gains was once again concentrated in the Index's larger growth stocks. More than 200 stocks in the S&P 500-about 40%-posted price declines during 1998, and operating earnings for the companies in the Index as a whole are likely to be flat or slightly down for the year.

How was the Fund's        Shortly after mid-year, we reduced some of the
strategy employed         industrial exposure in the portfolio, selling
during the year?          positions in specialty chemical companies Occidental
                          Petroleum, Lubrizol and Nalco Chemical. With the economy appearing to be slowing down, we felt that the earnings of these companies would suffer significantly in the short term. After stocks retreated in the third quarter, most stocks were far more attractive on a value basis. Our buying was selective and included
                          Burlington Resources, Conoco (which was spun off from Dupont), Newell Corp, Pharmacia & Upjohn and American
                          Home Products.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Which stocks did well     Schering Plough, part of a strong health care sector,
for the Fund, and which   was our top performer for the year, with a gain of
were disappointing?       79%. Although we took profits on some of this position
                          when the stock reached what we considered to be relatively high valuation levels, it is still one of the Fund's top-ten holdings. Bristol Myers-Squibb and Becton, Dickinson were two other health care holdings that turned in strong performances for the year. IBM was part of a strong technology group, gaining 77%.
                          General Electric, another top-ten holding, also helped the Fund's performance. Although one of the largest companies in the world, GE is also one of the best managed and has actually accelerated its earnings growth rate in the past five years, a rarity for a company of GE's size. McGraw-Hill and Pitney Bowes were two other top-ten holdings that finished the year with good gains.

                          Many of our laggards this year were energy stocks that were hurt by weak oil and gas prices. Kerr-McGee, Unocal, and USX-Marathon Group all exemplified this trend. Minnesota Mining & Manufacturing, a diversified manufacturing company, was hurt by its Asian exposure.

How is the Fund           Like other businesses and governments around the
Administrator preparing   world, the Fund could be adversely affected if the
for the Year 2000 Issue?  computer systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs.
                          MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

What is your outlook?     Looking ahead to 1999, we have some concerns. The
                          market is unlikely to deliver yet another year of above-20% gains. With the U.S. economy apparently slowing, corporations may not be able to deliver the kind of earnings growth that Wall Street wants to see.
                          Furthermore, as mentioned previously, the exceptional performance of the S&P 500 Index has been concentrated in relatively few large-capitalization growth stocks.
                          In order for the market's advance to have staying power, it must expand to include more than a select few issues. Such an expansion should likely benefit the Fund, which sticks to moderately valued securities that could be attractive to investors who become disenchanted with those highly valued issues that have been market leaders for the past several years.

                          On the positive side, inflation remains low and interest rates are favorable. The Federal Reserve Board has shown its determination to keep the economy from falling into recession, and 1998's three interest rate cuts may be followed by more if economic growth shows signs of faltering. In a slower-growth environment such as we seem to be entering, the Fund's emphasis on value should enable it to continue to deliver competitive returns for shareholders.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund -- Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Equity
Fund Class S and the Standard & Poor's 500 Composite Index

--------------------------------------------------------------------------------
MassMutual Core Equity Fund
Total Return                        One Year                Average Annual
                                  1/1/98 - 12/31/98       10/3/94 - 12/31/98

Class S                              16.75%                     22.63%
--------------------------------------------------------------------------------
Standard & Poor's
500 Composite Index                  28.58%                     28.47%
--------------------------------------------------------------------------------

Hypothetical Investments in MassMutual Core Equity
Fund Class A and Class Y and the Standard & Poor's 500
Composite Index
--------------------------------------------------------------------------------
MassMutual Core Equity Fund
Total Return                        One Year
                                  1/1/98 - 12/31/98

Class A                              15.96%
Class Y                              16.49%
--------------------------------------------------------------------------------
Standard & Poor's
500 Composite Index                  28.58%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                           [LINE GRAPH APPEARS HERE]

                                  CLASS S       S&P 500 INDEX
                                  -------       -------------
                    10/3/94        10,000           10,000
                      12/94         9,990            9,998
                       6/95        11,613           12,021
                      12/95        13,141           13,755
                       6/96        14,276           15,144
                      12/96        15,802           16,915
                       6/97        18,435           20,401
                      12/97        20,386           22,559
                       6/98        22,196           26,554
                      12/98        23,801           29,006

                           [LINE GRAPH APPEARS HERE]

                     CLASS A       CLASS Y      S&P 500 INDEX
                     -------       -------      -------------
         12/97       10,000        10,000           10,000
          3/98       11,140        11,160           11,395
          6/98       10,860        10,880           11,771
          9/98        9,970        10,005           10,600
         12/98       11,596        11,649           12,858

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------


                                   -------------------------------------------
                                   MassMutual Core Equity Fund
                                   Largest Stock Holdings (12/31/98)
                                   -------------------------------------------

                                   Bristol-Myers Squibb Company
                                   General Electric Company
                                   International Business Machines Corporation
                                   Schering-Plough Corp.
                                   Albertson's, Inc.
                                   Becton, Dickinson and Company
                                   Hewlett-Packard Company
                                   The McGraw-Hill Companies, Inc.
                                   Amoco Corporation
                                   Pitney Bowes, Inc.
                                   -------------------------------------------

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio of Investments
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Portfolio of Investments December 31, 1998

                     Number of
                      Shares   Market Value
                     --------- ------------
EQUITIES - 99.1%
Aerospace & Defense - 3.0%
Raytheon Company
Class A               283,000 $ 14,627,563
Raytheon Company   -
Class B               780,200   41,545,650
TRW Inc.              921,500   51,776,781
                              ------------
                               107,949,994
                              ============

Apparel, Textiles & Shoes - 1.0%
VF Corporation        735,400   34,471,875
                              ============

Automotive & Parts - 3.7%
Ford Motor Company    680,300   39,925,106
Genuine Parts
 Company            1,290,000   43,134,375
Goodyear Tire &
 RubberCompany        962,500   48,546,094
                              ------------
                               131,605,575
                              ============

Banking, Savings & Loans - 6.3%
The Bank of New York
Company,
Incorporated        1,673,000   67,338,250
Comerica,
Incorporated          680,200   46,381,138
Pacific Century
Financial
 Corporation        1,271,600   30,995,250
Wachovia Corp.        497,900   43,535,131
Wells Fargo &
 Company              977,700   39,046,894
                              ------------
                               227,296,663
                              ============
Beverages - 1.5%
Brown-Forman
 Corporation
  (Class B)           688,100   52,080,569
Chemicals - 3.9%
Air Products and
Chemicals, Inc.       806,300$  32,252,000
Engelhard           1,738,200   33,894,900
 Corporation
Rohm & Haas
 Company            1,520,700   45,811,088
USEC Inc.           2,023,800   28,080,225
                              ------------
                               140,038,213
                              ============

Commercial Services - 0.8%
Pinnacle West Capital
Corporation           641,668   27,190,682
                              ============

Computers & Office Equipment - 10.0%
Electronic Data
 Systems Corporation  937,000   47,084,250
Hewlett-Packard
 Company            1,128,500   77,090,656
International
 Business
  Machines
 Corporation          530,042   97,925,260
Pitney Bowes, Inc.  1,092,400   72,166,675
Xerox Corporation     552,300   65,171,391
                              ------------
                               359,438,232
                              ============
Containers - 2.6%
Bemis Company, Inc.   782,100   29,670,919
Crown Cork & Seal
Company, Inc.       1,091,900   33,644,169
Temple-Inland, Inc.   528,800   31,364,450
                                ----------
                                94,679,538
                              ============

Cosmetics & Personal Care - 1.9%
Kimberly-Clark
  Corporation       1,240,600   67,612,700
                              ============
Drugs - 1.3%
Pharmacia & Upjohn,
  Inc.                798,000   45,186,750
                              ------------

Electric Utilities - 1.4%
Dominion Resources,
 Inc.                 730,600   34,155,550
SCANA Corporation     523,743   16,890,712
                              ------------
                                51,046,262
                              ============
Electrical Equipment & Electronics - 6.0%
AMP, Incorporated     882,428$  45,941,408
General Electric
 Company            1,035,000  105,634,688
Honeywell Inc.        407,000   30,652,188
Hubbell,
 Incorporated
  (ClassB)            918,471   34,901,898
                              ------------
                               217,130,182
                              ============
Energy - 5.8%
Amoco Corporation   1,239,800   73,148,200
Kerr-McGee
 Corporation          362,800   13,877,100
Mobil Corporation     690,400   60,151,100
Teco Energy, Inc.   1,007,800   28,407,363
Unocal Corporation  1,097,600   32,036,200
                              ------------
                               207,619,963
                              ============
Financial Services -     1.2%
American Express
 Company              423,700   43,323,325
                              ------------

Foods - 4.5%
Archer-Daniels-
Midland Company     1,575,425   27,077,617
Bestfoods             599,400   31,918,050
ConAgra, Inc.       2,005,000   63,157,500
General Mills, Inc.   489,000   38,019,750
                              ------------
                               160,172,917
                              ============

Forest Products & Paper - 1.7%
Westvaco Corporation  855,000   22,924,688
Weyerhaeuser
Company               727,700   36,976,256
                              ------------
                                59,900,944
                              ============

Healthcare - 9.5%
American Home
Products Corporation  605,600   34,102,850
Becton, Dickinson
 and Company        1,859,600   79,381,675
Bristol-Myers Squibb
 Company            1,032,700  138,188,169
Schering-Plough     1,645,700   90,924,925
 Corp.                        ------------
                               342,597,619
                              ------------


                                 (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio of Investments (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

                                                      Number of
                                                       Shares       Market Value
                                                      -------     --------------

Industrial Distribution - 0.9%
W.W. Grainger, Inc.                                     806,300    $  33,562,238
                                                                    ============
Industrial Transportation - 2.5%
Burlington Northern
Santa Fe Corp.                                        1,296,600       43,760,250
Norfolk Southern
Corporation                                           1,456,100       46,140,169
                                                                   -------------
                                                                      89,900,419
                                                                   =============
Insurance - 7.4%
American General
 Corporation                                            589,600       45,988,800
CIGNA Corporation                                       249,300       19,274,006
Jefferson-Pilot
 Corporation                                            509,600       38,220,000
Marsh & McLennan
 Companies, Inc.                                      1,224,300       71,545,031
MBIA, Inc.                                              675,200       44,267,800
SAFECO Corporation                                    1,148,600       49,318,013
                                                                   -------------
                                                                     268,613,650
                                                                   =============
Machinery & Components - 1.1%
Dover Corporation                                     1,087,900       39,844,338
                                                                   =============
Manufacturing - 0.9%
Armstrong World
  Industries, Inc.                                       519,000      31,302,188
                                                                   =============
Metals - 0.3%
Newell Co.                                               279,100      11,512,875
                                                                   -------------
Miscellaneous - 1.0%
Minnesota Mining &
Manufacturing
  Company                                               482,900       34,346,263
                                                                   -------------
Oil & Gas - 2.7%
Burlington Resources
Inc.                                                    626,600       22,440,113
Conoco Inc. Cl. A*                                      708,400       14,787,850
ENI SPA, Sponsored
ADR                                                     543,200       36,801,800
USX-Marathon Group                                      699,800       21,081,475
                                                                   -------------
                                                                      95,111,238
                                                                   =============
Publishing & Printing - 2.9%
The McGraw-Hill
 Companies, Inc.                                        745,700    $  75,968,188
R.R. Donnelley & Sons
Company                                                 634,700       27,807,794
                                                                   -------------
                                                                     103,775,982
                                                                   =============
Retail - 2.3%
The May Department
Stores Company                                          650,000       39,243,750
Sears Roebuck and
Co.                                                     980,500       41,671,250
                                                                   -------------
                                                                      80,915,000
                                                                   =============
Retail - Grocery - 4.1%
Albertson's, Inc.                                     1,425,200       90,767,425
American Stores
Company                                               1,543,600       57,016,725
                                                                   -------------
                                                                     147,784,150
Telecommunications - 1.8%
GTE Corporation                                         973,500       63,277,500
                                                                   -------------
Telephone Utilities - 3.2%
Ameritech Corporation1                                   112,600      70,511,025
Frontier Corporation1                                    329,400      45,199,600
                                                                   -------------
                                                                     115,710,625
                                                                   =============

Tobacco   - 1.9%
FortuneBrands, Inc.                                     968,900       30,641,463
UST Inc.                                              1,126,800       39,297,150
                                                                   -------------
                                                                      69,938,613
                                                                   =============

TOTAL EQUITIES                                                     3,554,937,082
                                                                   =============
(Cost $2,143,781,057)

SHORT-TERM INVESTMENTS - 3.4%
Cash Equivalents - 2.8%
BankBoston
Eurodollar Time
Deposit
5.630% 4/30/1999                                    $40,082,900   $   40,082,900
General America Life
 Funding  Agreement
 5.240% 4/22/1999                                    50,000,000       50,000,000
Janus Money Market
 Fund .                                              11,000,000       11,000,000
                                                                   -------------
                                                                     101,082,900
                                                                   =============

Discount Note - 0.6%
Federal Home Loan
 Mortgage
 Corporation
 4.500% 1/04/1999                                    19,965,000       19,957,513
                                                                   -------------
TOTAL SHORT-TERM
INVESTMENTS                                                          121,040,413
(At Amortized Cost)                                                =============

TOTAL INVESTMENTS - 102.5%                                         3,675,977,495
(Cost $2,264,821,470)

Other Assets/
(Liabilities) - (2.5%)                                              (88,818,613)
                                                                   =============
NET ASSETS - 100.0%                                               $3,587,158,882
                                                                   =============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)

 .Non-income producing security.


 .Represents investment of security lending collateral. (Note 2).




The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund -- Financial Statements
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                              December 31, 1998
                                                              -----------------
Assets:
      Investments, at value (cost $2,143,781,057) (Note 2) ..  $3,554,937,082
      Short-term investments, at amortized cost (Note 2) ....     121,040,413
                                                              -----------------
         Total Investments ..................................   3,675,977,495
      Cash ..................................................           3,775
      Receivables from:
         Investments sold ...................................      12,109,524
         Fund shares sold ...................................       3,747,757
         Interest and dividends .............................       5,454,870
                                                              -----------------
             Total assets ...................................   3,697,293,421
                                                              -----------------
Liabilities:
       Payables for:
            Investments purchased ...........................         717,456
         Fund shares redeemed ...............................       6,672,390
          Securities on loan (Note 2) .......................     101,082,900
         Directors' fees and expenses (Note 3) ..............           4,605
         Affiliates (Note 3):
             Investment management fees .....................       1,338,251
                Administration fees .........................         231,266
                Service fees ................................             134
      Accrued expenses and other liabilities ................          87,537
                                                              -----------------
             Total liabilities ..............................     110,134,539
                                                              -----------------
      Net assets ............................................  $3,587,158,882
Net assets consist of
      Paid-in capital .......................................  $2,154,856,647
      Undistributed net investment income ...................         106,352
      Accumulated net realized gain on investments ..........      21,039,858
      Net unrealized appreciation on investments ............   1,411,156,025
                                                              -----------------
                                                               $3,587,158,882
                                                              =================
Net assets:
      Class A ...............................................  $      227,342
                                                              =================
      Class Y ...............................................  $      754,054
                                                              =================
      Class S ...............................................  $3,586,177,486
                                                              =================
Shares outstanding:
      Class A* ..............................................          12,354
                                                              =================
      Class Y* ..............................................          40,993
                                                              =================
      Class S ...............................................     194,978,032
                                                              =================
Net asset value, offering price and
redemption price per share:
      Class A* ..............................................  $        18.40
                                                              =================
      Class Y* ..............................................  $        18.39
                                                              =================
      Class S ...............................................  $        18.39
                                                              =================

*Amounts have been restated to reflect reverse stock splits (See Note 9).

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund -- Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Statement of Operations

                                                                  Year ended
                                                              December 31, 1998
                                                              -----------------
Investment income: (Note 2)
    Dividends (net of withholding tax of $125,902) ...........  $ 69,992,420
    Interest (including securities lending income of $118,344)     4,678,492
                                                              -----------------
       Total investment income ...............................    74,670,912
                                                              -----------------

Expenses (Note 2):
    Investment management fees (Note 3) ......................    15,182,885
    Custody fees .............................................       287,608
    Audit and legal fees .....................................        80,187
    Directors' fees (Note 3) .................................        17,777
                                                              -----------------
                                                                  15,568,457
    Administration fees (Note 3):
       Class A ...............................................         1,018
       Class Y ...............................................         1,288
       Class S ...............................................     2,621,067

    Service fees (Note 3):
       Class A ...............................................           522
                                                              -----------------
       Total expenses ........................................    18,192,352
                                                              -----------------
       Net investment income .................................    56,478,560
                                                              -----------------

Realized and unrealized gain (loss):
    Net realized gain on investment transactions .............   173,983,787
    Net change in unrealized appreciation (depreciation)
       on investments ........................................   291,738,373
                                                              -----------------
       Net realized and unrealized gain ......................   465,722,160
                                                              -----------------
    Net increase in net assets resulting from operations .....  $522,200,720
                                                              =================


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund -- Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                     Year ended         Year ended
                                                                  December 31, 1998  December 31, 1997
                                                                  -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income ......................................   $    56,478,560    $    55,504,098
    Net realized gain on investment transactions ...............       173,983,787        263,910,119
    Net change in unrealized appreciation (depreciation)
       on investments ..........................................       291,738,373        407,559,726
                                                                  -----------------  -----------------
       Net increase in net assets resulting from
           operations ..........................................       522,200,720        726,973,943
                                                                  -----------------  -----------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1* ...................................................                --             (1,299)
    Class 2* ...................................................                --             (2,285)
    Class 3* ...................................................                --             (2,920)
    Class A ....................................................            (4,908)                --
    Class Y ....................................................           (20,187)                --
    Class S ....................................................       (57,644,450)       (54,611,119)
                                                                  -----------------  -----------------
       Total distributions from net investment income ..........       (57,669,545)       (54,617,623)
                                                                  -----------------  -----------------

    From net realized gains:
    Class 1* ...................................................                --            (13,946)
    Class 2* ...................................................                --            (14,077)
    Class 3* ...................................................                --            (14,146)
    Class A ....................................................           (21,970)                --
    Class Y ....................................................           (65,959)                --
    Class S ....................................................      (202,715,885)      (228,186,420)
                                                                  -----------------  -----------------
       Total distributions from net realized gains .............      (202,803,814)      (228,228,589)
                                                                  -----------------  -----------------

Net fund share transactions (Note 5):
    Class 1* ...................................................          (196,012)            15,245
    Class 2* ...................................................          (199,451)            16,362
    Class 3* ...................................................          (201,310)            17,066
    Class A ....................................................           222,890                 --
    Class Y ....................................................           764,794                 --
    Class S ....................................................       126,595,972        268,059,999
                                                                  -----------------  -----------------
       Increase in net assets from net fund share
           transactions ........................................       126,986,883        268,108,672
                                                                  -----------------  -----------------
    Total increase in net assets ...............................       388,714,244        712,236,403

Net assets:
    Beginning of period ........................................     3,198,444,638      2,486,208,235
                                                                  -----------------  -----------------
    End of period (including undistributed net investment income
        of$106,352 and $1,297,337, respectively) ...............   $ 3,587,158,882    $ 3,198,444,638
                                                                  =================  =================

* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund -- Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                       Class A       Class Y
                                                       -------       -------
                                                     Year ended    Year ended
                                                      12/31/98+     12/31/98+
                                                      ---------     ---------
Net asset value, beginning of period                  $ 18.02       $ 18.03
                                                      ---------     ---------
Income (loss) from investment operations:
  Net investment income                                  0.19***       0.27***
  Net realized and unrealized gain (loss) on
      investments                                        2.60          2.63
                                                      ---------     ---------
      Total income (loss) from investment
         operations                                      2.79          2.90
                                                      ---------     ---------
Less distributions to shareholders:
  From net investment income                            (0.43)        (0.56)
  From net realized gains                               (1.98)        (1.98)
                                                      ---------     ---------
        Total distributions                             (2.41)        (2.54)
                                                      ---------     ---------
Net asset value, end of period                        $ 18.40       $ 18.39
                                                      =========     =========
Total Return                                            15.96%        16.49%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $   227       $   754
  Net expenses to average daily net assets #             1.20%         0.75%
  Net investment income to average daily net assets      1.01%         1.43%
  Portfolio turnover rate                                  12%           12%

                                                                                      Class S(1)
                                                                                      ----------
                                                        Year ended     Year ended     Year ended     Year ended    Period ended
                                                         12/31/98       12/31/97       12/31/96       12/31/95      12/31/94**
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period                    $    17.00     $    14.46     $    12.63     $     9.91     $    10.00
                                                        ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income                                       0.31           0.32           0.34           0.31           0.08
  Net realized and unrealized gain (loss) on
      investments                                             2.49           3.83           2.22           2.82          (0.09)
                                                        ----------     ----------     ----------     ----------     ----------
      Total income (loss) from investment
         operations                                           2.80           4.15           2.56           3.13          (0.01)
                                                        ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income                                 (0.31)         (0.31)         (0.34)         (0.31)         (0.08)
  From net realized gains                                    (1.10)         (1.30)         (0.39)         (0.10)            --
                                                        ----------     ----------     ----------     ----------     ----------
      Total distributions                                    (1.41)         (1.61)         (0.73)         (0.41)         (0.08)
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                          $    18.39     $    17.00     $    14.46     $    12.63     $     9.91
                                                        ==========     ==========     ==========     ==========     ==========
Total Return @                                               16.75%         29.01%         20.24%         31.54%         (0.10)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                     $3,586,177     $3,197,848     $2,485,743     $2,125,248     $1,563,563
  Net expenses to average daily net assets#                 0.5391%        0.5378%        0.5067%        0.5067%        0.5067%*
  Net investment income to average daily net assets           1.67%          1.91%          2.42%          2.72%            20%*
  Portfolio turnover rate                                       12%            20%            13%            16%             3%
  #  Computed after giving effect to the voluntary
     partial waiver of management fee by MassMutual,
     which terminated May 1, 1997. Without this
     partial waiver of fees by MassMutual, the ratio
     of expenses to average daily net assets would
     have been:                                                N/A         0.5512%        0.5534%        0.5528%        0.5681%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
+   Amounts have been restated to reflect reverse stock splits (see Note 9).
(1) Class S shares were previously designated as Class 4 shares.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment    The objective and policies of the Fund are to:
objectives and policies    .   achieve long-term growth of capital and income
for the MassMutual         .   invest primarily in a diversified portfolio of
Small Cap Value Equity         equity securities of smaller companies (companies
Fund?                          with market capitalization, at the time of
                               purchase, of $750 million or less)
                           .   utilize a value-oriented strategy in making
                               investment decisions
                           .   utilize fundamental analysis to identify
                               companies which:
                               -are of high investment quality or possess a unique product, market position or operating characteristics
                               -offer above-average levels of profitability or superior growth potential
                               -are attractively valued in the marketplace

How did the Fund           The Fund's performance was disappointing but
perform over the past      understandable, given the difficult market
year?                      environment of 1998. For the 12 months ended December
                           31, 1998, the Fund's Class S shares had a return of -
                           9.02%, compared to -2.55% for the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks. After staying approximately even with the Index over the first three quarters of 1998, the Fund lost ground in the fourth quarter, when the Index-led by technology growth issues-rallied sharply from its lows in the second week of October. The Index has a much heavier technology weighting than the Fund does, because many technology issues have price-to-earnings and price-to-book value ratios that exceed the Fund's value parameters.

What was the investment    Volatility continued to increase in 1998, and overall
backdrop during 1998?      the small-cap market underperformed large-cap issues.
                           In the first four months of the year, both the Fund and the Russell 2000 Index enjoyed solid gains. From
                           April through mid-July, small-cap stocks trended lower even as the S&P 500 Index and the Dow Jones
                           Industrial Index, both representative of large-capitalization stocks, advanced. From mid-July through mid-October the entire U.S. stock market suffered a substantial decline, as the Asian financial crisis began to make its presence known in the form of lower earnings or scaled-back earnings forecasts for many international companies. Another factor undermining the markets at that time was Russia, which surprised the international investment community by substantially devaluing its currency and defaulting on much of its foreign debt. A flight to quality followed in which investors fled stocks in general, especially small-cap issues.

                           In the fourth quarter, the Federal Reserve Board reassured investors by cutting short-term interest rates in September, October and November. U.S. equity markets obliged by staging a massive rally that saw the Russell 2000 Index vault approximately 30% higher in the fourth quarter alone.

How was the Fund's         The Fund typically has about one-quarter of its
strategy employed          holdings in financial services stocks, and we added
during the year?           to that sector during 1998. Small-cap banks, for
                           example, do not have the international exposure that the large commercial banks do, and therefore are less risky to hold in the current environment. SIS Bancorp was one purchase we made near the end of the year. We also increased our holdings of Pioneer Group, a mutual fund management company.

                           On the other hand, many companies in the industrial sector have, in response to weak demand from Asia, cut back on capital spending-apparently in anticipation of lower earnings growth for the next few quarters. Accordingly, with overall U.S. economic growth somewhat questionable for the short term, we eliminated or reduced positions in Gleasonworks, Columbus McKinnon, DT Industries, and Omniquip International-all industrial machinery and equipment manufacturers.

                           We also increased our energy holdings. We especially like companies in the gas business because we think the industry has good long-term growth potential. Newfield Exploration is one gas holding added during the year.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Which stocks did well        Harte Hanks Communications, Inc. turned in a strong
for the Fund, and which      performance during 1998. The for the Fund, and
were disappointing           which largest direct mail advertising company in
                             the country, Harte Hanks Communications, Inc. was undergoing a restructuring process that involved selling off some non-core businesses and refocusing on its strengths. Spartech also helped the Fund's performance. The company is a specialty chemical producer that expanded into many new markets and established joint ventures with several major suppliers and customers. Another holding making a positive contribution was Nationwide Financial
                             Services. The company, which is the annuity arm of a major insurance company, saw healthy earnings and sales growth from a solid book of business in annuities for teachers and other government employees.

                             On the negative side, Analysts International, a computer support services film, detracted from performance. The company lost a contract with a major client during the year, and we sold the stock. Another underperforming stock was Herbalife, which suffered from substantially reduced short-term growth prospects because of the weakness in Asian currencies. Finally DT Industries, mentioned earlier, experienced a reduction in orders from the major electronics and consumer companies that are its customers, and we reduced the Fund's holdings of this stock.


How is the Fund              Like other businesses and governments around the
Administrator preparing      world, the Fund could be adversely affected if the
for the Year 2000 Issue?     computer systems used by the Fund's service
                             providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year
                             2000 issue. The extent of such impact cannot be predicted.


What is your outlook?        We think there is real value in the small-cap
                             market. When you compare the price-to-earnings ratios of the Russell 2000 Index and the S&P 500
                             Index, small stocks are cheap on both a current and historical basis. As the most favored large-cap and technology stocks have their valuations pushed higher, there will come a point at which investors will be forced to recognize the values inherent in the kind of stocks held by the Fund.

                             1999 looks to be a year of slower economic growth. However, we are not expecting an outright recession, especially in light of the Federal Reserve Board's commitment to keeping the economy growing-evidenced by its aggressive lowering of interest rates in the second half of 1998. To sum up, then, we are cautiously optimistic for 1999.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class S and the Russell 2000 Index

--------------------------------------------------------

  MassMutual Small Cap Value Equity Fund
  Total Return     One Year   Average Annual
                   1/1/98-      1/1/98-
                   12/31/98    12/31/98
  Class S           -9.02%       14.53%
--------------------------------------------------------
  Russel
  2000 Index        -2.55%       14.09%

Hypothetical Investments in MassMutual Small Cap
Value Equity Fund CLass A and Class Y and the
Russel 2000 Index

--------------------------------------------------------
  MassMutual Small Cap Value Equity Fund
  Total Return     One Year
                 1/1/98-12/31/98

  Class A           -9.58%
  Class Y           -9.25%
--------------------------------------------------------
  Russel
  2000 Index        -2.55%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Class S     Russell 2000

[GRAPH APPEARS HERE]

  10/3/94    $10,000    $10,000
  12/94        9,734      9,813
  6/95        10,507     11,228
  12/95       11,681     12,604
  6/96        12,794     13,912
  12/96       14,346     14,683
  6/97        16,664     16,181
  12/97       19,562     17,966
  6/98        20,010     18,897
  12/98       17,797     17,508


Class A     Class Y     Russell 2000

[GRAPH APPEARS HERE]

  12/97     $10,000     $10,000     $10,000
  1/98       10,740      10,750      11,006
  6/98       10,200      10,220      10,493
  9/98        8,245       8,276       8,379
  12/98       9,042       9,075       9,745


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russel 2000 Index is unmanaged and does not incur expenses, and purchased directly by investors.
--------------------------------------------------------------------------------

---------------------------------------
MassMutual Small Cap Value Equity Fund
   Largest Stock Holdings (12/31/98)
---------------------------------------

 Graco, Incorporated
 M.S. Carriers, Inc.
 Houghton Mifflin Company
 CCB Financial Corporation
 Reliance Steel & Aluminum Company
 True North Communications, Inc.
 Service Experts, Inc.
 OM Group, Inc.
 Rollins Truck Leasing Company
 Teleflex, Incorporated

---------------------------------------

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------


Portfolio of Investments
December 31, 1998

                                                       Number of
                                                        Shares     Market Value
                                                       ---------   ------------
EQUITIES -88.9%
Aerospace & Defense - 0.2%
TriStar Aerospace Co.*                                   154,700   $  1,082,900
                                                                    -----------
Air Transportation - 1.6%
Atlantic Southeast
Airlines, Inc.                                           365,600     11,150,800

Automotive & Parts - 4.7%
Dura Automotive
 Systems, Inc.*                                          271,400      9,261,525
Keystone Automotive
 Industries, Inc.*                                       387,700      8,117,469
Myers Industries, Inc.                                   353,268     10,134,376
Titan Wheel
 International, Inc.                                     479,100      4,551,450
                                                                    -----------
                                                                     32,064,820
                                                                    ===========

Banking, Savings & Loans - 12.5%
Astoria Financial
 Corporation                                             160,900      7,361,175
Bank United Corp.
 Class A                                                 122,200      4,796,350
Banknorth Group, Inc.                                    174,500      6,565,563
CCB Financial
 Corporation                                             279,800     15,948,600
Commercial Federal
 Corporation                                             250,606      5,810,930
First Republic Bank*                                     275,100      6,894,694
Keystone Financial,
 Inc.                                                    151,250      5,596,250
One Valley Bancorp of
 West Virginia, Inc.                                     155,687      5,118,210
SIS Bancorp, Inc.                                        216,500      9,796,625
Sovereign Bancorp,
 Inc.                                                    517,296      7,371,468
Webster Financial
 Corporation                                             381,400     10,464,663
                                                                    -----------
                                                                     85,724,528
                                                                    ===========
Beverages - 0.2%
The Robert Mondavi
 Corporation*                                             41,000      1,675,875
                                                                    -----------
Building Materials & Construction - 2.7%
Crossmann
 Communities, Inc.*                                      204,200      5,641,025
Service Experts, Inc.*                                   426,900     12,486,825
                                                                    -----------
                                                                     18,127,850
                                                                    ===========
Chemicals - 4.0%
Cambrex Corporation                                      269,200      6,460,800
OM Group, Inc.                                           340,500     12,428,250
Spartech Corporation                                     393,200      8,650,400
                                                                    -----------
                                                                     27,539,450
                                                                    ===========

Communications - 1.9%
True North
Communications,
 Inc.                                                    478,900     12,870,438
                                                                    ===========

Computer Software/Services - 0.3%
Pomeroy Computer
 Resources Inc.*                                          88,400      1,989,000
                                                                    ===========

Computers & Office Equipment -0.8%
Cognex Corporation*                                      285,900      5,718,000
                                                                    ===========
Containers - 0.9%
U.S. Can Corporation*                                    337,200      6,027,450
                                                                    ===========
Diversified Operations - 1.0%
SPS Technologies,
 Inc.*                                                   117,400      6,647,775
                                                                    ===========

Drugs- 1.1%
Herbalife
International, Inc. -
  Cl B                                                   666,833      7,626,902
                                                                    ===========

Electrical Equipment & Electronics - 3.7%
AFC Cable Systems,
 Inc.*                                                   211,075      7,097,397
Dallas Semiconductor
 Corporation                                             164,900      6,719,675
Teleflex, Incorporated                                   256,200     11,689,125
                                                                    -----------
                                                                     25,506,197
                                                                    ===========

Financial Services - 1.8%
Eaton Vance Corp.                                        278,700      5,817,863
Healthcare Realty
 Trust Incorporated                                      294,100      6,562,106
The Pioneer Group,
 Inc.*                                                     1,100         21,725
                                                                    -----------
                                                                     12,401,694
                                                                    ===========
Foods - 3.0%
International Home
 Foods, Inc.*                                            407,900      6,883,313
Morrison Health Care,
 Inc.                                                    356,400      6,793,875
Richfood Holdings,
 Inc.                                                    337,100      6,994,825
                                                                    -----------
                                                                     20,672,013
                                                                    ===========

Forest Products & Paper - 2.8%
Day Runner, Inc.*                                        537,000      7,786,500
Wausau-Mosinee
 Paper Corporation                                       654,363     11,574,046
                                                                    -----------
                                                                     19,360,546
                                                                    ===========

Gas Distribution - 1.5%
WICOR, Inc.                                              466,000     10,164,625
                                                                    ===========

Industrial Transportation - 1.7%
ABC Rail Products
  Corporation*                                           445,000      5,423,438
The Greenbrier
 Companies, Inc.                                         429,400      6,065,275
                                                                    -----------
                                                                     11,488,713
                                                                    ===========

Insurance - 4.5%
Executive Risk Inc.                                      156,200      8,581,238
HCC Insurance
 Holdings                                                459,500      8,098,688
Highlands Insurance
 Group, Inc.*                                            495,500      6,472,469
Nationwide Financial
 Services, Inc. Class A                                  146,400      7,567,050
                                                                    -----------
                                                                     30,719,445
                                                                    ===========




                                                                     (Continued)



The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                       Number of
                                                         Shares    Market Value
Investment Management Services - 1.2%
Conning Corporation                                     410,200    $   8,511,650

Leasing Companies - 1.8%
Rollins Truck Leasing
  Company                                               825,075       12,169,856
                                                                   -------------

Machinery & Components - 10.0%
Columbus McKinnon
  Corporation                                           256,700        4,620,600
DT Industries, Inc.                                     333,000        5,244,750
Graco, Incorporated                                     632,700       18,664,650
Hardinge, Inc.                                          328,650        6,059,484
Helix Technology
 Corporation                                            494,600        6,429,800
Omniquip
 International Inc                                      245,800        3,687,000
Regal-Beloit
 Corporation                                            290,750        6,687,250
Roper Industries, Inc.                                  500,300       10,193,613
Watsco,Inc.                                             373,950        6,263,663
                                                                   -------------
                                                                      67,850,810
                                                                   =============
Medical Supplies - 1.0%
Invacare Corporation                                    297,600        7,142,400
                                                                   =============
Metals & Mining -3.4%
CompX International
 Inc.*                                                  377,000        9,943,375
Reliance Steel &
 Alluminum Company                                      489,300       13,516,913
                                                                   -------------
                                                                      23,460,288
                                                                   =============
Miscellaneous Distributor Wholesale - 1.6%
Hughes Supply, Inc.                                     380,100       11,117,925
                                                                   =============
Oil & Gas-3.7%
The Houston Exploration
 Company*                                               556,800       11,066,400
Newfield Exploration
 Company*                                               302,800        6,320,950
Stone Energy
 Corporation*                                           268,500        7,719,375
                                                                   -------------
                                                                      25,106,725
                                                                   =============
Other Services - 2.7%
Analysts International
 Corporation                                            510,300        9,823,275
Landauer, Inc.                                          256,800        8,313,900
                                                                   -------------
                                                                      18,137,175
                                                                   =============
Publishing & Printing - 6.2%
Banta Corporation                                       284,250        7,781,344
Harte Hanks
 Communications,
 Inc.                                                   379,200       10,807,200
Houghton Mifflin
 Company                                                346,400       16,367,400
McClatchy
 Newspapers, Inc.                                       196,950        6,967,106
                                                                   -------------
                                                                      41,923,050
                                                                   =============
Real Estate - 1.7%
Captec Net Lease
 Realty, Inc.                                           379,000        4,737,500
Mid- Atlantic Realty
Trust                                                   546,400        6,727,550
                                                                   -------------
                                                                      11,465,050
                                                                   =============
Transportation - 4.7%
C.H. Robinson
 Worldwide, Inc.                                        344,400        8,932,875
Hub Group, Inc. Class A*                                252,200        4,886,375
M.S. Carriers, Inc.*                                    554,600       18,267,132
                                                                   -------------
                                                                      32,086,382
                                                                   -------------
TOTAL EQUITIES                                                       607,530,332
(Cost $488,365,193)                                                =============

SHORT-TERM INVESTMENTS - 12.0%
Cash Equivalents - 1.0%
BankBoston
  Eurodollar Time
  Deposit @
  5.630% 4/30/1999                                    2,015,456        2,015,456
Janus Money Market
 Fund. @                                              5,000,000        5,000,000
                                                                   -------------
                                                                       7,015,456
                                                                   =============
Commercial Paper - 10.4%
Caterpillar Financial
 Services Corp.
 5.100% 1/28/1999                                  $  8,000,000    $   7,969,400
E. I. du Pontde
 Nemours and
 Company
 5.110% 1/27/1999                                     8,688,000        8,655,936
Heinz (H. J.) Company
 5.220% 1/19/1999                                     5,000,000        4,986,950
IBM Credit
Corporation
 5.160% 1/20/1999                                     9,000,000        8,975,490
Lucent Technologies
 Inc.
 5.250% 1/29/1999                                     9,000,000        8,963,250
PepsiCo, Inc.
 5.100% 1/19/1999                                     9,000,000        8,977,050
Procter & Gamble
 Company, The
 5.050% 2/11/1999                                     7,000,000        6,959,741
Shell Oil Company
 5.000% 1/04/1999                                    11,325,000       11,320,281
Walt Disney Company,
The
 4.830% 4/13/1999                                     4,000,000        3,941,067
                                                                   -------------
                                                                      70,749,165
                                                                   =============
Discount Note -0.6%
Federal National
 Mortgage Association
 4.980% 3/25/1999                                     4,000,000        3,952,044
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS                                                           81,716,665
(Cost $81,722,887)                                                 -------------

TOTAL INVESTMENTS - 100.9%                                           689,246,997
(Cost $570,088,080)+

Other Assets/
(Liabilities) - (0.9%)                                               (5,927,212)
                                                                   -------------

NET ASSETS - 100.0%                                                 $683,319,785
                                                                   =============

Notes to Portfolio of Investments

+Aggregate cost for Federal tax purposes (Note 7)

*Non-income producing security.

@Represents investment of security lending collateral. (Note 2).



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                        December 31,1998
                                                                                        ----------------
Assets:
         Investments, at value (cost $488,365,193) (Note 2) ............................. $607,530,332
         Short-term investments (cost $81,722,887) (Note 2) .............................   81,716,665
                                                                                          ------------
            Total Investments ...........................................................  689,246,997
         Cash ...........................................................................          669
         Receivables from:
            Investments sold ............................................................      626,250
            Fund shares sold ............................................................    2,143,252
            Interest and dividends ......................................................      524,854
                                                                                          ------------
                Total assets ............................................................  692,542,022
                                                                                          ------------
Liabilities:
        Payables for:
            Investments purchased .......................................................      747,964
            Fund shares redeemed ........................................................    1,084,598
            Securities on loan (Note 2) .................................................    7,015,456
            Directors' fees and expenses (Note 3) .......................................        4,605
            Affiliates (Note 3):
                Investment management fees ..............................................      306,912
                Administration fees .....................................................       43,503
                Service fees ............................................................          102
         Accrued expenses and other liabilities .........................................       19,097
                                                                                          ------------
                Total liabilities .......................................................    9,222,237
                                                                                          ------------
         Net assets ..................................................................... $683,319,785
                                                                                          ============
Net assets consist of
         Paid-in capital ................................................................ $563,375,053
         Undistributed net investment income ............................................      126,877
         Accumulated net realized gain on investments ...................................      658,938
         Net unrealized appreciation on investments .....................................  119,158,917
                                                                                          ------------
                                                                                          $683,319,785
                                                                                          ============
Net assets:
         Class A ........................................................................     $173,948
                                                                                          ============
         Class Y ........................................................................     $568,113
                                                                                          ============
         Class S ........................................................................ $682,577,724
                                                                                          ============
Shares outstanding:
         Class A* .......................................................................       12,364
                                                                                          ============
         Class Y* .......................................................................       40,399
                                                                                          ============
         Class S ........................................................................   48,544,773
                                                                                          ============

Net asset value, offering price and
redemption price per share:
      Class A* ..........................................................................    $   14.07
                                                                                          ============
      Class Y* ..........................................................................    $   14.06
                                                                                          ============
      Class S ...........................................................................    $   14.06
                                                                                          ============

*Amounts have been restated to reflect reverse stock splits (See Note 9)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund -- Financial Statements (Continued)

--------------------------------------------------------------------------------

Statement of Operations

                                                                                           Year ended
                                                                                        December 31, 1998
                                                                                        -----------------
Investment income: (Note 2)
         Dividends ...................................................................... $  7,790,961
         Interest (including securities lending income of $10,992) ......................    2,524,506
                                                                                          ------------
            Total investment income .....................................................   10,315,467
                                                                                          ------------
Expenses (Note 2):
         Investment management fees (Note 3) ............................................    3,775,176
         Custody fees ...................................................................       71,938
         Audit and legal fees ...........................................................       18,129
         Directors' fees (Note 3) .......................................................       17,776
                                                                                          ------------
                                                                                             3,883,019
         Administration fees (Note 3):
            Class A .....................................................................          887
            Class Y .....................................................................        1,134
            Class S .....................................................................      532,878
         Service fees (Note 3):
            Class A .....................................................................          458
                                                                                          ------------
                Total expenses ..........................................................    4,418,376
                                                                                          ------------
                Net investment income ...................................................    5,897,091
                                                                                          ------------

Realized and unrealized gain (1oss):
         Net realized gain on investment transactions ...................................   38,416,378
         Net change in unrealized appreciation (depreciation) on
            investments ................................................................. (108,654,819)
                                                                                          ------------
                   Net realized and unrealized loss .....................................  (70,238,441)
                                                                                          ------------
         Net decrease in net assets resulting from operations ........................... $(64,341,350)
                                                                                          ============

    The accompanying notes are an integral part of the financial statements.
60

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund -- Financial Statements (Continued)

--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               Year ended          Year ended
Increase (Decrease) in Net Assets:                                          December 31, 1998   December 31, 1997
                                                                            -----------------   -----------------
Operations:
         Net investment income .............................................   $   5,897,091       $  5,076,360
         Net realized gain on investment transactions ......................      38,416,378         56,071,743
         Net change in unrealized appreciation (depreciation) on investments    (108,654,819)       116,404,168
                                                                               -------------       ------------
             Net increase (decrease) in net assets resulting from operations     (64,341,350)       177,552,271
                                                                               -------------       ------------
Distributions to shareholders (Note 2):
         From net investment income:
         Class 1* ..........................................................              --                 --
         Class 2* ..........................................................              --               (449)
         Class 3* ..........................................................              --             (1,067)
         Class A  ..........................................................          (1,413)                --
         Class Y  ..........................................................          (7,850)                --
         Class S  ..........................................................      (5,891,102)        (5,267,208)
                                                                               -------------       ------------
            Total distributions from net investment income .................      (5,900,365)        (5,268,724)
                                                                               -------------       ------------
         From net realized gains:
         Class 1* ..........................................................              --            (16,515)
         Class 2* ..........................................................              --            (16,672)
         Class 3* ..........................................................              --            (16,782)
         Class A  ..........................................................         (17,099)                --
         Class Y  ..........................................................         (54,356)                --
         Class S  ..........................................................     (39,773,593)       (58,776,388)
                                                                               -------------       ------------
            Total distributions from net realized gains ....................     (39,845,048)       (58,826,357)
                                                                               -------------       ------------

Net fund share transactions (Note 5):
         Class 1* ..........................................................        (192,471)            16,505
         Class 2* ..........................................................        (195,879)            17,114
         Class 3* ..........................................................        (198,007)            17,846
         Class A  ..........................................................         210,983                 --
         Class Y  ..........................................................         654,505                 --
         Class S  ..........................................................     102,162,760        120,087,619
                                                                               -------------       ------------
            Increase in net assets from net fund share
                transactions ...............................................     102,441,891        120,139,084
                                                                               -------------       ------------
         Total increase (decrease) in net assets ...........................      (7,644,872)       233,596,274

Net assets:
         Beginning of period ...............................................     690,964,657        457,368,383
                                                                               -------------       ------------
         End of period (including undistributed net investment income
            of $126,877 and $0, respectively)...............................   $ 683,319,785       $690,964,657
                                                                               =============       ============

*Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated
                                  (See Note).


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund -- Financial Statements (Continued)

--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                        Class A       Class Y
                                                        -------       -------
                                                      Year ended     Year ended
                                                     12/31/98   +    12/31/98  +
                                                     ------------    -----------
Net asset value, beginning of period                $       17.48   $      17.51
                                                     ------------    -----------
Income (loss) from investment operations:
    Net investment income                                    0.03 ***       0.11 ***
    Net realized and unrealized gain (loss) on
        investments                                         (1.78)         (1.81)
                                                     ------------    -----------
        Total income (loss) from investment
          operations                                        (1.75)         (1.70)
                                                     ------------    -----------
Less distributions to shareholders:
    From net investment income                              (0.12)         (0.21)
    From net realized gains                                 (1.54)         (1.54)
                                                     ------------    -----------
       Total distributions                                  (1.66)         (1.75)
                                                     ------------    -----------
Net asset value, end of period                      $       14.07   $      14.06
                                                     ============    ===========
Total Return                                              (9.58)%        (9.25)%
Ratios I Supplemental Data:
    Net assets, end of period (000's)                        $174           $568
    Net expenses to average daily net assets #              1.30%          0.85%
    Net investment income to average daily net assets       0.19%          0.67%
    Portfolio turnover rate                                   31%            31%

                                                                                     Class $ (1)
                                                                                     -----------
                                                      Year ended     Year ended      Year ended      Year ended      Period ended
                                                       12/31/98       12/31/97        12/31/96        12/31/95        12/31/94**
                                                     ------------   ------------    ------------    ------------     ------------
Net asset value, beginning of period                 $      16.61   $      13.43    $      11.44    $       9.69     $      10.00
                                                     ------------   ------------    ------------    ------------     ------------
Income (loss) from investment operations:
    Net investment income                                    0.13           0.13            0.31            0.19             0.04
    Net realized and unrealized gain (loss)
      on investments                                        (1.67)          4.73            2.29            1.75            (0.31)
                                                     ------------   ------------    ------------    ------------     ------------
        Total income (loss) from investment
          operations                                        (1.54)          4.86            2.60            1.94            (0.27)
                                                     ------------   ------------    ------------    ------------     ------------
Less distributions to shareholders:
    From net investment income                              (0.13)         (0.14)          (0.30)          (0.19)           (0.04)
    From net realized gains                                 (0.88)         (1.54)          (0.31)             --               --
                                                     ------------   ------------    ------------    ------------     ------------
        Total distributions                                 (1.01)         (1.68)          (0.61)          (0.19)           (0.04)
                                                     ------------   ------------    ------------    ------------     ------------
Net asset value, end of period                       $      14.06   $      16.61    $      13.43    $      11.44     $       9.69
                                                     ============   ============    ============    ============     ============
Total Return @                                            (9.02)%         36.36%          22.82%          20.01%          (2.66)%
Ratios I Supplemental Data:
    Net assets, end of period (000's)                    $682,578       $690,378        $456,935        $380,398          $310,789
    Net expenses to average daily net assets #            0.6434%        0.6400%         0.6110%         0.6110%           0.6110% *

    Net investment income to average daily net
      assets                                                0.86%          0.89%           2.40%           1.78%             1.78% *

    Portfolio turnover rate                                   31%            31%             28%             28%                4%
     # Computed after giving effect to the
       voluntary partial waiver of management fee
       by MassMutual, which terminated May 1, 1997.
       Without this partial waiver of fees by
       MassMutual, the ratio of expenses to average
       daily net assets would have been:                      N/A        0.6515%         0.6546%         0.6553%           0.6681% *

*    Annualized
** For the period from October 3, ]994 (commencement of operations) through December 31, 1994.
*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
 +   Amounts have been restated to reflect reverse stock splits (see Note 9).
(1)  Class 5 shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report

--------------------------------------------------------------------------------

What are the            The objective and policies of the Fund are to:
investment objectives   . achieve a high total rate of return over the long term
and policies            . invest in a diversified portfolio of foreign and
for the MassMutual        domestic equity securities
International           . utilize dominant themes to guide investment decisions
Equity in foreign         with respect to risks of investing
Fund?                   . securities (economic, political and social influences
                          that are expected to dictate long-term growth trends)

How did the Fund         It was a disappointing year. For the 12 months ended
perform over the         December 31, 1998, the Fund's Class S shares had a
past year?               return of 5.05%, trailing the 19.99% return of the
                         Morgan Stanley Europe, Australia, Far East (EAFE)
                         Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks. Although the Fund did reasonably well in the first half of the year, our emphasis on certain investment themes was not well rewarded in the volatile second half of 1998.

After a good             There were a number of factors at work. One of the key
run of performance       investment themes for the Fund was Capital Market
in the previous          Development. Our interpretation of this theme involved
couple of years,         considerable exposure to European financial services
why did the Fund         companies, especially banks. However, in the third
falter in 1998?          quarter, Russia unexpectedly devalued its currency and
                         defaulted on much of its foreign debt. This, together with resurgent anxiety about the possibility of the economic stagnation spreading from Asia, led to plunging stock markets worldwide. European banks were especially affected because of investors' concerns about their exposure to emerging markets. Banks were also hurt because of the near-failure of a prominent
                         U.S. hedge fund. A number of European banks either loaned money to hedge funds or had direct investments in them. Investors worried that bank earnings would be at risk in the event of a hedge fund debacle, and the entire sector declined as a result.

                         Moreover, the Fund owns many medium- and small-capitalization stocks. In the risk-averse market environment of late 1998, investors punished those stocks most during the pullback in equities and favored large-capitalization stocks during the subsequent recovery in November and December. Finally, the Fund had some holdings in Latin America that were hurt-unjustifiably, we think-in the general exodus from emerging market investments that occurred in the third quarter.

What strategy            We tend to emphasize our investment themes and
did the Fund             individual companies' basic business prospects rather
employ during            than allocating capital strictly according to
the period?              geographical preferences. However, during 1998 the
                         Fund's highest concentrations of holdings were in the U.K., Europe and South America. For the most part, we avoided Southeast Asia, Eastern Europe, South Africa and other emerging markets. We believe South America constitutes a special case. There are many world-class corporations there that we feel have been substantially undervalued by most market participants.

                         With respect to our dominant investment themes, we adjusted our allocations in response to the developments of the latter part of the year. At the end of 1998, those allocations were roughly as follows:
                         Telecommunications & Media-26%, Emerging Consumer Markets- 14.8%, Health Care-14.5%, Efficiency-Enhancing Technology-13.9%, and Capital Market Development-13.3%. In the latter half of 1998, we reduced Capital Market Development-mostly by selling banks-by about 7% and added approximately the same amount to Telecommunications & Media. Within that last category, we see substantial opportunities in three sub-categories, all pertaining to Europe: digital television, cellular telecommunications, and digital fixed-line communications.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report (Continued)

--------------------------------------------------------------------------------

Which stocks did well    Canal Plus is a French media company involved in pay
for the Fund, and which  TV. Investors were attracted to the company because of
were disappointing?      its involvement in the digital television market.
                         Energis is a digital telecommunications company in the U.K, and Sonera is a Finnish telecommunications utility that participates in the booming cellular telecommunications market there. Both stocks helped the Fund's performance. In Finland, virtually 100% of the under-30 population uses the technology. Another solid
                         U.K performer was Cadbury Schweppes, which has a very progressive, shareholder-friendly management. During
                         1998, the company took some positive steps to focus its business and cut costs, including buying some bottlers in the United States and selling Schweppes, its non-U.S. soft drink business.

                         On the negative side, banks like Credit Suisse, Union Bank of Switzerland, and Societe Generale did poorly for the reasons mentioned earlier, and we sold those holdings. Boskalis, a Dutch-based dredging company, also turned in a disappointing performance. However, the company is the world leader in its field, its prospects remained good and the stock was selling for about six times earnings--and yielding close to 5%-- near the end of 1998, so we held onto it.

What issues surround     The International Equity Fund may be subject to an
the introduction of the  additional risk regarding foreign securities holdings.
new European Currency?   On January 1, 1999, eleven countries in the European
                         Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

                         . Issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

                         . Vendors the Fund depends on to carry out its business, such as custodians (which hold the foreign securities the Funds buy), the Adviser and Sub-Advisers (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

                         . Exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

                         The Sub-Adviser to the International Equity Fund is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund custodian has advised the Adviser of its plans to deal with the conversion including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Funds' investments cannot be determined at this time, but they may reduce the value of some of the Funds' holdings and increase operational costs.


64
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--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report (Continued)

--------------------------------------------------------------------------------

How is the Fund          Like other businesses and governments around the world,
Administrator preparing the Fund could be adversely affected if the computer for the year 200 Issue? systems used by the Fund's service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of indentifying, evaluating and implementing changes to its computer systems to address the Year
                         2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities.
                         MassMutual is also seeking assurances from the Fund's other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year
                         2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

What is your outlook?    Our outlook is positive for the geographical areas and
                         investment themes we targeted in 1998. Western Europe, especially the U.K., and South America are expected to do well. The outlook for Europe is especially bright if interest rates there continue to trend lower. Strength in the Euro, the common currency for countries in the European Monetary Union that began trading on January
                         1, 1999, would also help to attract investment capital to the region.

                         Although we are not certain of the timing, we believe that equity markets in Brazil and Argentina have the potential to perform explosively on the upside within the next year or two. We would continue to avoid Japan and the rest of Asia because of the region's current financial problems and the many structural obstacles-- political and social as well as financial--that will likely prevent those problems from being solved expeditiously. Within our preferred markets, our investment themes should reward shareholders with competitive returns over the long term.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

-------------------------------------------------------------------------------
 MassMutual International Equity Fund

 Total Return           One Year                     Average Annual
                    1/1/98 - 12/31/98              10/3/94 - 12/31/98

 Class S                 5.05%                            8.36%
-------------------------------------------------------------------------------
 MSCI EAFE
 Index                  19.99%                            8.70%
-------------------------------------------------------------------------------
Hypothetical Investments in MassMutual International Equity Fund Class A and Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)
-------------------------------------------------------------------------------
MassMutual International Equity Fund

 Total Return           One Year
                    1/1/98 - 12/31/98
-------------------------------------------------------------------------------
 Class A                 4.40%
 Class Y                 4.84%
-------------------------------------------------------------------------------
 MSCI EAFE
 Index                  19.99%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

                                    CLASS S       MCSI EAFE
                                    -------       ---------
                     10/3/94         10,000         10,000
                       12/94          9,280          9,898
                        6/95          9,510         10,155
                       12/96          9,756         11,008
                        6/96         10,734         11,504
                       12/96         11,562         11,672
                        6/97         13,476         12,981
                       12/97         13,388         11,880
                        6/98         15,788         13,772
                       12/98         14,064         14,255



                           [LINE GRAPH APPEARS HERE]

                               CLASS A      CLASS Y       MSCI
                               -------      -------       ----
                   12/97       10,000       10,000       10,000
                    3/98       11,380       11,390       11,471
                    6/98       11,760       11,780       11,593
                    9/98        9,208        9,242        9,945
                   12/98       10,440       10,484       11,999

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors.


                                ----------------------------------------
                                 MassMutual International Equity Fund
                                 Largest Country Weightings (12/31/98)
                                ----------------------------------------

                                                                % of Fund
                                 United Kingdom                  33.74%
                                 France                          17.60%
                                 The Netherlands                  7.33%
                                 Germany                          6.93%
                                 Switzerland                      4.80%
                                 Brazil                           4.49%
                                 Portugal                         4.27%
                                 Australia                        2.59%
                                 Italy                            2.55%
                                 Japan                            2.33%
                                 ---------------------------------------

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio of Investments

--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1998

                           Number of
                           Shares      Market Value
                           ---------   ------------
EQUITIES - 98.5%
Banking - 6.2%
Banco de Galicia y
 Bueno Aires SA de
 CV, Sponsored ADR         312,254     $  5,503,477
Banco Espirito Santo e
Comercial de Lisboa,
 SA                        232,000        7,200,793
Banco Pinto & Sotto
 Mayor, SA                 277,080        5,253,465
Bank Austria AG            110,000        5,596,668
National Westminster
 Bank PLC                  360,000        6,942,024
Societe Generale            20,000        3,240,238
Unibanco-Uniao de
 Banco Brasileiros SA,
 Sponsored GDR             410,500        5,926,594
                                         ----------
                                         39,663,259
Computer Hardware - 1.4%
Imagineer Co. Ltd.         205,000        1,726,551
Psion PLC                  759,100        7,350,593
                                         ----------
                                          9,077,144
                                         ==========

Computer Software/Services - 4.7%
Cap Gemini SA               48,000        7,707,830
JBA Holdings PLC           795,000        2,513,154
Lernout & Hauspie
 Speech Products NV*        78,900        2,574,113
Misys PLC                1,339,080        9,752,921
Unit 4*                    301,300        7,722,470
                                         ----------
                                         30,270,488
                                         ==========
Diversified Financial - 3.1%
Julius Baer Holding
AG, Cl. B                    4,250       14,125,591
Singer & Friedlander
 Group PLC               3,133,400        5,682,421
                                         ----------
                                         19,808,012
                                         ==========
Electric Utilities - 0.4%
Cia Paranaense
 Energia, Sponsored
 ADR, Preference B
 Shares                    380,000        2,707,500
                                         ==========
Electrical Equipment - 1.2%
Halma PLC                3,682,900        7,414,414
                                         ----------
Electronics - 2.4%
ST Microelectronics
 NV, NY Shares*            200,000       15,612,500
                                         ----------
Energy Services & Producers - 1.5%
Cie Generate de
 Geophysique SA*            59,000        3,440,078
Coflexip SA,
 Sponsored ADR             200,000        6,425,000
                                         ----------
                                          9,865,078
                                         ----------
Food & Beverage - 3.8%
Cadbury Schweppes
PLC                      1,430,000       24,387,077
                                         ----------
Healthcare/Drugs - 7.3%
 Biocompatibles
 International PLC*      4,545,626        6,731,163
Genset Sponsored
 ADR*                      213,300        5,892,413
Glaxo Wellcome PLC         500,481       17,220,250
Novartis AG                  8,236       16,190,379
Oxford Molecular
 Group PLC*              1,153,000          968,751
                                         ----------
                                         47,002,956
                                         ----------
Healthcare/Supplies & Services - 6.1%
Fresenius Medical
 Care AG                   216,000       15,043,903
Fresenius Medical
 Care AG Preference         11,000          501,944
Nichii Gakkan
 Company                   150,000        6,250,185
Novogen Ltd.*            1,845,000        3,111,962
Ortivus AB, A Shares*      228,600        1,494,747
Ortivus AB, B Shares*      609,010        4,432,984
Ortivus AB, B Shares*       80,000          582,320
Pliva d.d., Sponsored
 GDR 144A                  455,200        7,513,339
                                         ----------
                                         38,931,384
                                         ==========
Industrial Services - 4.7%
Aegis Group PLC          5,761,400        8,339,627
Ban Holdings AF,
 Preference                145,611        5,467,533
Boskalis Westminster       481,735        7,777,901
ICTS lnternational NV*     245,000        1,240,313
VBH Holding AG             352,000        7,291,398
                                         ----------
                                         30,116,772
                                         ==========
Insurance - 4.0%
Axa                         55,000        7,975,286
Istituto Nazionale delle
 Assicurazioni           3,400,000        9,000,480
Ockham Holdings PLC      2,505,000        3,250,989
Reinsurance Australia
 Corp. Ltd.              3,678,414        5,642,687
                                         ----------
                                         25,869,442
                                         ==========
Leisure & Entertainment - 4.0%
Granada Group PLC          682,580       12,066,581
Lusomundo SGPS SA*         538,400        6,751,805
Nintendo Co. Ltd.           69,400        6,737,172
                                         ----------
                                         25,555,558
                                         ==========
Manufacturing - 3.1%
Chargeurs
 International SA          115,600        6,394,622
Saner, Inc.                200,000        1,475,000
Williams PLC             2,127,638       12,080,090
                                         ----------
                                         19,949,712
                                         ==========

                                (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio of Investments (Continued)

--------------------------------------------------------------------------------

                          Number of
                            Shares      Market Value
                          ---------     ------------
Media -- 10.5%
Canal Plus                  108,500    $  29,620,891
Carlton
 Communications PLC         900,000        8,280,720
Grupo Televisa SA,
 Sponsored GDR*             295,000        7,282,813
ProSieben Media AG,
 Preferred                  181,300        8,686,591
Roto Smeets de Boer         135,000        5,323,266
TeleWest
 Communications plc*      2,753,255        7,947,821
                                       -------------
                                          67,142,102
                                       =============

Non-Durable Household Goods -- 1.9%
Wella AG                      2,000        1,368,938
Wella AG Preference          12,900       10,843,429
                                       -------------
                                          12,212,367
                                       =============
Oil & Gas -- 1.5%
Expro International
 Group PLC                1,175,000        5,767,135
Petroleo Brasileiro SA,
 Preference              33,233,000        3,768,622
                                       -------------
                                           9,535,757
                                       =============
Publishing & Printing -- 0.9%
Singapore Press
Holdings Ltd.               511,200        5,545,907
                                       =============
Real Estate -- 1.4%
Brazil Realty SA,
 GDR 144A                   176,000        2,214,203
IRSA Inversiones V
 Representaciones, SA     2,399,324        6,580,147
                                       -------------
                                           8,794,350
                                       =============
Retail: General -- 2.9%
SkyePharma PLC*           8,390,700       10,854,210
Sonae Investimentos         160,000        7,778,512
                                       -------------
                                          18,632,722

Retail: Specialty -- 1.3%
Dixons Group PLC            600,000        8,440,440
                                       -------------

Telecommunications -- 11.0%
Altran Technologies
 SA                         103,000       24,855,672
British Sky
 Broadcasting Group
 PLC                      1,770,000       13,443,504
Cable & Wireless
 Optus Limited*           3,600,000        7,573,680
Kinnevik Investments
 AB Free, Series B          280,000        6,563,424
Societe Europeene de
 Communication SA, A
 Shares, Sponsored
 ADR*                        12,000          223,500
Societe Europeene de
 Communication SA,
 B Shares, Sponsored
 ADR*                       108,000        1,903,500
Sonera Group 0YJ*           485,550        8,630,651
Tandberg Television
 ASA*                       785,000        6,491,244
                                       -------------
                                          69,685,175
                                       =============
Telephone Utilities -- 9.4%
ASM lithography
 Holding NV*                243,300        7,441,598
COLT Telecom Group
 PLC*                       600,000        8,949,600
Embratel Partipacoes
 SA*                        137,000        1,909,438
Energis PLC*              1,105,000       24,635,865
Tele Centro Oeste
 Celular Participacoes
 SA*                             45              132
Tele Centro Sul
 Participacoes SA*           27,400        1,145,663
Tele Norte Leste
 Participacoes SA*          137,000        1,703,938
Tele Sudeste Celular
 Participacoes SA*           27,400          566,838
Telecom Italia Mobile
 SpA                        960,000        7,102,944
Telecomunicacoes
 Brasileiras SA,
 Sponsored ADR              137,000           14,988
Telesp Celular
 Partcipacoes SA*            54,800          959,000
Telesp Celular SA,
 Cl. B*                  68,680,000        3,124,940
Telesp Participacoes
 SA*                        137,000        3,031,125
                                       -------------
                                          60,586,069
                                       =============
Transportation -- 3.6%
lnternatio-Muller NV        266,799        6,610,746
MIF Ltd.*                   334,194        6,579,645
Smit Internationale
 NV                         462,500       10,178,284
                                       -------------
                                          23,368,675
                                       =============

Water Companies -- 0.2%
CIA de Saneamento
 Basico do Estado de
 SanPaulo                17,304,800        1,309,973
                                       -------------

TOTAL EQUITIES                           631,484,833
(Cost $618,650,923)                    -------------


WARRANTS -- 0.0%
Healthcare/Drugs -- 0.0%
Biocompatibles
 International PLC
 Wts., Exp. 4/99*           449,700    $      52,390
                                       -------------

TOTAL WARRANTS                                52,390
(Cost $10,675)                         -------------


                        Principal
                         Amount         Market Value
                        ---------       ------------

SHORT-TERM INVESTMENTS -- 1.6%
Commercial Paper -- 1.6%
Countrywide Funding
 Corp.
 5.050% 1/04/1999      $ 10,200,000       10,195,708
                                       -------------
TOTAL SHORT-TERM
INVESTMENTS                               10,195,708
                                       -------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 100.1%              641,732,931
(Cost $628,857,306)+

Other Assets/
(Liabilities) -- (0.1%)                     (597,581)
                                       -------------
NET ASSETS -- 100.0%                   $ 641,135,350
                                       =============

Notes to Portfolio of Investments
*   Non-Income producing security.
+   Aggregate cost for Federal tax purposes (Note 7)
ADR:  American Depository Receipt
GDR:  Global Depository Receipt

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

MassMutual International Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                          December 31, 1998
                                                                          -----------------
Assets:
      Investments, at value (cost $618,661,598) (Note 2) .................   $631,537,223
      Short-term investments, at amortized cost (Note 2) .................     10,195,708
                                                                             ------------
          Total Investments ..............................................    641,732,931
      Cash ...............................................................        107,516
      Foreign currency, at value (cost $184,767) .........................        182,919
      Receivables from:
         Fund shares sold ................................................      1,295,426
         Dividends .......................................................        245,760
         Foreign taxes withheld ..........................................        755,566
                                                                             ------------
             Total assets ................................................    644,320,118
                                                                             ------------
Liabilities:
      Payables for:
          Investments purchased ..........................................        168,505
          Fund shares redeemed ...........................................      2,452,537
          Directors' fees and expenses (Note 3) ..........................          4,066
          Affiliates (Note 3):
             Investment management fees ..................................        455,526
             Administration fees .........................................         41,523
             Service fees ................................................             79
      Accrued expenses and other liabilities .............................         62,532
                                                                             ------------
             Total liabilities ...........................................      3,184,768
                                                                             ------------
      Net assets .........................................................   $641,135,350
                                                                             ============
Net assets consist of
      Paid-in capital ....................................................   $623,001,417
      Accumulated net realized gain on investments and
          foreign currency translations ..................................      5,183,290
      Net unrealized appreciation on investments, forward foreign currency
          contracts, foreign currency and other assets and liabilities ...     12,950,643
                                                                             ------------
                                                                             $641,135,350
                                                                             ============
Net assets:
      Class A ............................................................       $134,583
                                                                             ============
      Class Y ............................................................       $502,918
                                                                             ============
      Class S ............................................................   $640,497,849
                                                                             ============
Shares outstanding:
      Class A* ...........................................................         11,834
                                                                             ============
      Class Y* ...........................................................         44,247
                                                                             ============
      Class S ............................................................     56,352,157
                                                                             ============
Net asset value, offering price and
redemption price per share:
      Class A* ..........................................................    $      11.37
                                                                             ============
      Class Y* ...........................................................   $      11.37
                                                                             ============
      Class S ............................................................   $      11.37
                                                                             ============


*Amounts have been restated to reflect reverse stock splits (See Note 9).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations


                                                                                Year ended
                                                                             December 31,1998
                                                                             ----------------
Investment income: (Note 2)
        Dividends (net of withholding tax of $1,271,518) .................... $   10,018,541
        Interest ............................................................      1,134,798
                                                                              --------------
               Total investment income ......................................     11,153,339
                                                                              --------------
Expenses (Note 2):
         Investment management fees (Note 3) ................................      5,327,317
         Custody fees .......................................................        660,393
         Audit and legal fees ...............................................         19,817
         Directors' fees (Note 3) ...........................................         17,773
                                                                              --------------
                                                                                   6,025,300
         Administration fees (Note 3):
            Class A .........................................................            655
            Class Y .........................................................            817
            Class S .........................................................        484,690
         Service fees (Note 3):
            Class A .........................................................            345
                                                                              --------------
                Total operating expenses ....................................      6,511,807
                                                                              --------------
         Interest Expense (Note 8) ..........................................         88,828
                                                                              --------------
                Net investment income .......................................      4,552,704
                                                                              --------------

Realized and unrealized gain (loss) from investments and foreign currency: Net realized gain on:
             Investment transactions ........................................     62,572,519
             Foreign currency transactions ..................................      3,025,643
                                                                              --------------
                Net realized gain ...........................................     65,598,162
                                                                              --------------
        Net change in unrealized appreciation (depreciation) on:
             Investments ....................................................    (45,841,444)
             Translation of assets and liabilities in foreign currencies ....     (2,136,855)
                                                                              --------------
                Net unrealized loss .........................................    (47,978,299)
                                                                              --------------
                Net realized and unrealized gain from investments
                and foreign currency ........................................     17,619,863
                                                                              --------------
         Net increase in net assets resulting from operations ............... $   22,172,567
                                                                              ==============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                Year ended         Year ended
                                                                             December 31, 1998   December 31, 1997
                                                                             -----------------   -----------------
Increase (Decrease) in Net Assets:
Operations:
        Net investment income ............................................... $    4,552,704     $  2,575,473
        Net realized gain on investments and foreign currency transactions...     65,598,162       46,842,567
        Net change in unrealized appreciation (depreciation) on investments
            and translation of assets and liabilities in foreign currencies..    (47,978,299)      13,026,206
                                                                               -------------     ------------
            Net increase in net assets resulting from operations ............     22,172,567       62,444,246
                                                                               -------------     ------------
Distributions to shareholders (Note 2):
        From net investment income:
        Class 1* ............................................................             --              (91)
        Class 2* ............................................................             --             (133)
        Class 3* ............................................................             --             (256)
        Class A .............................................................         (1,652)              --
        Class Y .............................................................         (6,174)              --
        Class S .............................................................     (7,863,557)      (3,046,471)
                                                                               -------------     ------------
            Total distributions from net investment income ..................     (7,871,383)      (3,046,951)
                                                                               -------------     ------------
        From net realized gains:
        Class 1* ............................................................             --           (4,184)
        Class 2* ............................................................             --           (4,229)
        Class 3* ............................................................             --           (4,243)
        Class A .............................................................        (15,476)              --
        Class Y .............................................................        (57,831)              --
        Class S .............................................................    (73,650,942)     (17,495,727)
                                                                               -------------     ------------
            Total distributions from net realized gains .....................    (73,724,249)     (17,508,383)
                                                                               -------------     ------------
Net fund share transactions (Note 5):
        Class 1* ............................................................       (128,942)           4,275
        Class2* .............................................................       (131,194)           4,362
        Class 3* ............................................................       (132,039)           4,499
        Class A .............................................................        149,376               --
        Class Y .............................................................        549,024               --
        Class S .............................................................    153,070,256      148,628,074
                                                                               -------------     ------------
            Increase in net assets from net fund share
                transactions ................................................    153,376,481      148,641,210
                                                                               -------------     ------------
        Total increase in net assets ........................................     93,953,416      190,530,122

Net assets:
        Beginning of period .................................................    547,181,934      356,651,812
                                                                               -------------     ------------
        End of period (including undistributed net investment
            income of $0 and $293,037 .......................................  $ 641,135,350     $547,181,934
                                                                               =============     ============

* Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                      Class A        Class Y
                                                      -------        -------
                                                    Year ended      Year ended
                                                     12/31/98 +      12/31/98 +
                                                    -----------    ------------
Net asset value, beginning of period                $     12.81    $      12.83
                                                    -----------    ------------
Income (loss) from investment operations:
  Net investment income                                    0.01***         0.06***
  Net realized and unrealized gain (loss) on
      investments and foreign currency                     0.53            0.55
                                                    -----------    ------------
      Total income (loss) from investment
        operations                                         0.54            0.61
                                                    -----------    ------------
Less distributions to shareholders:
  From net investment income                              (0.12)          (0.21)
  From net realized gains                                 (1.86)          (1.86)
                                                    -----------    ------------
  Total distributions                                     (1.98)          (2.07)
                                                    -----------    ------------
Net asset value, end of period                      $     11.37    $      11.37
                                                    ===========    ============
Total Return                                               4.40%           4.84%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                        $135            $503
  Net expenses to average daily net assets #               1.69%           1.23%
  Net investment income to average daily net assets        0.10%           0.43%
  Portfolio turnover rate                                    80%             80%
                                                                                      Class $ (1)
                                                                                      -----------
                                                       Year ended      Year ended      Year ended      Year ended   Period ended
                                                        12/31/98        12/31/97        12/31/96        12/31/95     12/31/94**
                                                     -------------   -------------   -------------   -------------  ------------
Net asset value, beginning of period                 $       12.38   $       11.11   $        9.58   $        9.28  $      10.00
                                                     -------------   -------------   -------------   -------------  ------------
Income (loss) from investment operations:
   Net investment income                                      0.10            0.06            0.06            0.07          0.00
   Net realized and unrealized gain (loss) on
        investments and foreign currency                      0.51            1.69            1.71            0.41         (0.72)
                                                     -------------   -------------   -------------   -------------  ------------
        Total income (loss) from investment
          operations                                          0.61            1.75            1.77            0.48         (0.72)
                                                     -------------   -------------   -------------   -------------  ------------
Less distributions to shareholders:
  From net investment income                                 (0.17)          (0.07)          (0.24)          (0.07)           --
  In excess of net investment income                            --              --              --           (0.11)           --
  From net realized gains                                    (1.45)          (0.41)             --              --            --
                                                     -------------   -------------   -------------   -------------  ------------
  Total distributions                                        (1.62)          (0.48)          (0.24)          (0.18)           --
                                                     -------------   -------------   -------------   -------------  ------------
Net asset value, end of period                       $       11.37   $       12.38   $       11.11   $        9.58  $       9.28
                                                     =============   =============   =============   =============  ============
Total Return @                                                5.05%          15.79%          18.51%           5.13%        (7.20)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                       $640,498        $546,790        $356,311        $220,718      $150,199
  Net expenses to average daily net assets #                1.0389%         1.0580%         1.0020%         1.0020%       1.0020%*
  Net investment income to average daily net assets           0.73%           0.53%           0.59%           0.76%         0.04%*
  Portfolio turnover rate                                       80%             83%             58%            121%           18%
  #  Computed after giving effect to the voluntary
     partial waiver of management fee by MassMutual,
     which terminated May 1, 1997. Without this
     partial waiver of fees by MassMutual, the
     ratio of expenses to average daily net assets
     would have been                                           N/A          1.0684%         1.0718%         1.0920%       1.0877%*

 *   Annualized
 ** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
 *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
 +   Amounts have been restated to reflect reverse stock splits (See Note 9).
 (1) Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. The Fund       MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the
                  "1940 Act"), as an open-end, management investment company.
                  The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On October 3, 1994, the following seven series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds") commenced operations: MassMutual
                  Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund
                  ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core
                  Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"),
                  MassMutual Core Equity Fund ("Core Equity Fund") formerly known as MassMutual Value Equity Fund, MassMutual Small Cap
                  Value Equity Fund ("Small Cap Value Equity Fund"), and
                  MassMutual International Equity Fund ("International Equity
                  Fund"). A new series of the Trust, MassMutual Indexed Equity
                  Fund ("Indexed Equity Fund"), commenced operations March 1,
                  1998. Separate financial statements are prepared for the Indexed Equity Fund, which has a February 28 fiscal year end.

                  During the reporting period, each Fund had three classes of shares: Class A, Class Y, and Class S. Class A and Y shares began operations January 1, 1998. Class 4 shares of the Funds were redesignated as Class S shares. The Class 1, Class 2, and Class 3 shares were subsequently terminated by the Board of Trustees ("Trustees"). The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. Class A shares also bear a Contingent Deferred Sales Charge (See Note 3). The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus. The Trust has approved an additional share class (See Note 9).

2. Significant    The following is a summary of significant accounting policies
   Accounting     followed consistently by each Fund in the preparation of the
   Policies       financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment        Equity securities are valued on the basis of valuations
Valuation         furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ
                  National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                  Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Securities        Each Fund may lend its securities to qualified brokers. The
   Lending        loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 1998, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                                Securities
                                                  on loan            Collateral

                       Core Bond               $ 65,767,484        $ 67,482,850
                       Balanced                  12,504,119          12,837,200
                       Core Equity               98,249,513         101,082,900
                  Small Cap Value Equity          6,756,985           7,015,456

Accounting for    Investment transactions are accounted for on the trade date.
   Investments    Realized gains and losses on sales of investments and
                  unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income    It is each Fund's intent to continue to comply with the
           Tax    provisions of subchapter M of the Internal Revenue Code of
                  1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

   Dividends and Dividends from net investment income and distributions of any Distributions to net realized capital gains of each Fund are declared and paid
    Shareholders  annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency  The books and records of the Funds are maintained in U.S.
     Translation  dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                  Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

   Forward        Each Fund may enter into forward foreign currency contracts in
   Foreign        order to convert foreign denominated securities or obligations
  Currency        to U.S. dollar denominated investments. The International
 Contracts        Equity Fund may engage in such transactions to manage the
                  value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                  Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

                  The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. There are no obligations for the International Equity Fund under these financial instruments at December 31, 1998.

    Forward       Each Fund may purchase or sell securities on a "when issued"
Commitments       or delayed delivery or on a forward commitment basis. The
                  Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The
                  Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. There are no open obligations under these forward commitments at December 31, 1998.

Allocation of     In maintaining the records for the Funds, the income and
Operating         expense accounts are allocated to each class of shares.
Activity          Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. Management
   Fees and Other
   Transactions
   With Affiliates


     Investment   Under an agreement between the Trust and MassMutual,
Management Fees   MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

                  Prime Fund                           .45%
                  Short-Term Bond Fund                 .45%
                  Core Bond Fund                       .45%
                  Balanced Fund                        .45%
                  Core Equity Fund                     .45%
                  Small Cap Value Equity Fund          .55%
                  International Equity Fund            .85%

                  MassMutual has entered into investment sub-advisory agreements with two subsidiaries: David L. Babson and Company, Inc. ("Babson") and HarbourView Asset Management Corporation ("HarbourView"). These agreements provide that (1) Babson manage the investment and reinvestment of the assets of the Core Equity Fund, the Small Cap Value Equity Fund and the Core Equity sector of the Balanced Fund, and (2) HarbourView manage the investment and reinvestment of the assets of the International Equity Fund.

                  MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the Core Equity Fund and the Core Equity sector of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of .50% of the average daily net asset value of the International Equity Fund.

Administration    Under separate administrative and shareholder services
Fees              agreements between each Fund and MassMutual, MassMutual
                  provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                                Class A     Class Y     Class $
                                                -------     -------     -------
                  Prime Fund                    .4823%      .2823%      .0777%
                  Short-Term Bond Fund          .4767%      .2767%      .0777%
                  Core Bond Fund                .4832%      .2832%      .0777%
                  Balanced Fund                 .4852%      .2852%      .0777%
                  Core Equity Fund              .4875%      .2875%      .0777%
                  Small Cap Value Equity Fund   .4845%      .2845%      .0777%
                  International Equity Fund     .4752%      .2752%      .0774%

                  At December 1, 1998, the administrative services fee for Class Y shares of the MassMutual Prime Fund, Short Term-Bond Fund, Core Bond Fund and International Equity Fund was adjusted to .0823%, .1767%, .1832% and .1752% respectively.


Service Fees      OppenheimerFunds Distributor, Inc. ("OFDI") acts as
                  distributor to each Fund. MML Investor Services, Inc.
                  ("MMLISI") serves as sub-distributor to each Fund. MassMutual has a controlling interest in OFDI and MMLISI is a wholly owned subsidiary of MassMutual. Pursuant to separate Rule
                  12b-1 Plans adopted by the Funds, Class A shares of each Fund pay a service fee (the "Service Fee") at the annual rate of .25% of the Fund's average daily net assets attributable to the Class A shares. The Adviser receives the Service Fee and may pay all or a portion to brokers and other financial intermediaries, including the distributor or the sub-distributor, for personal services rendered to Investors in Class A shares and/or maintenance of Class A shareholder accounts.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

    Contingent    A Class A Contingent Deferred Sales Charge may be deducted
Deferred Sales    from the proceeds on any redemption made within 12 months of
        Charge    the date on which the investor first purchased Class A shares of any series of the Trust. If imposed, the Class A Contingent
                  Deferred Sales Charge will be equal to 1.00% of the lesser of:
                  (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions); and (2) the original offering price (which is the original net asset value of the redeemed shares). No Class A Contingent Deferred Sales Charge is charged on exchange of shares, as described in the Trust's
                  Prospectus. However, if the shares acquired by exchange are redeemed within 12 months of the initial purchase of the exchanged shares, the Class A Contingent Deferred Sales Charge will apply.

Other Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

                  At December 31, 1998, MassMutual or separate investment accounts thereof owned 99.92% of the outstanding shares of the Trust.

Affiliate         As of the close of business on July 31, 1998, MassMutual
Transaction       separate investment accounts purchased Class S shares of
                  certain Funds in exchange for the contribution of securities having equivalent value, as determined in accordance with the procedures adopted by the Funds to value assets pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended. These separate investment accounts had been established and maintained by Connecticut Mutual Life
                  Insurance Company, which was merged with and into MassMutual as of February 29, 1996. MassMutual succeeded to these separate investment accounts by operation of law.

                  Each MassMutual separate investment account had the identical investment adviser, portfolio manager and similar investment objective as the Fund to which it contributed securities. MassMutual separate investment accounts purchased 67,513.069 Class S shares of MassMutual Prime Fund in exchange for securities having a value of $10,497,607, MassMutual separate investment accounts purchased 1,764,834.394 Class S shares of MassMutual Short-Term Bond Fund in exchange for securities having a value of $18,671,948, MassMutual separate investment accounts purchased 2,916,145.299 Class S shares of MassMutual Core Bond Fund in exchange for securities having a value of $32,835,796, MassMutual separate investment accounts purchased 1,889,423.457 Class S shares of MassMutual Core Equity Fund (previously known as MassMutual Value Equity Fund) in exchange for securities having a value of $33,896,257, and MassMutual separate investment accounts purchased 1,344,543.249 Class S shares of MassMutual International Equity Fund in exchange for securities having a value of $20,006,804.

4. Purchases And  Cost of purchases and proceeds from sales of investment
   Sales Of       securities (excluding short-term investments) for the year
   Investments    ended December 31, 1998 were as follows:

                                                        Long-Term U.S.
                                                          Government            Other Long-term
                                                          Securities              Securities
                                                       ---------------        -----------------
       Purchases  Short-Term Bond Fund                 $    69,830,344        $     20,995,879
                  Core Bond Fund                           279,324,620             170,783,725
                  Balanced Fund                             80,497,294             119,459,904
                  Core Equity Fund                                   -             407,930,326
                  Small Cap Value Equity Fund                        -             210,784,662
                  International Equity Fund                          -             617,808,132

        Sales     Short-Term Bond Fund                 $    51,093,375        $     12,501,681
                  Core Bond Fund                           182,610,065              60,517,219
                  Balanced Fund                             42,738,232             108,513,284
                  Core Equity Fund                                   -             443,388,514
                  Small Cap Value Equity Fund                        -             198,736,424
                  International Equity Fund                          -             479,487,824

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. Capital Share  The Funds are authorized to issue an unlimited number of
   Transactions   shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                        Class 1                                          Class 2
                                          Year ended               Year ended             Year ended                 Year ended
                                       December 31, 1998        December 31, 1997      December 31, 1998          December 31, 1997
                                      Shares      Amount       Shares      Amount     Shares       Amount        Shares      Amount
                                      ------      ------       ------      ------     ------       ------        ------      ------
Prime Fund
      Sold                                --           --           --          --          --           --           --          --
      Issued as reinvestment
       of dividends                       --           --           31   $   4,723          --           --           36   $   5,393
      Redeemed                          (758)   $(114,315)          --          --        (770)   $(116,323)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
      Net increase (decrease)           (758)   $(114,315)          31   $   4,723        (770)   $(116,323)          36   $   5,393
                                    ========    =========    =========   =========   =========    =========    =========   =========

Short-Term Bond Fund
      Sold                                --           --           --          --          --           --           --          --
      Issued as reinvestment
       of dividends                       --           --          501       5,151          --           --          571       5,867
      Redeemed                       (11,916)    (122,436)          --          --     (12,115)    (124,585)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
      Net increase (decrease)        (11,916)   $(122,436)         501   $   5,151     (12,115)   $(124,585)         571   $   5,867
                                    ========    =========    =========   =========   =========    =========    =========   =========

   Core Bond Fund
      Sold                                --           --           --          --          --           --           --          --
      Issued as reinvestment
       of dividends                       --           --          561       6,094          --           --          634       6,894
      Redeemed                       (12,073)    (131,171)          --          --     (12,265)    (133,481)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
      Net increase(decrease)         (12,073)   $(131,171)         561   $   6,094     (12,265)   $(133,481)         634   $   6,894
                                    ========    =========    =========   =========   =========    =========    =========   =========

   Balanced Fund
      Sold                                --           --           --          --          --           --           --          --
      Issued as reinvestment
       of dividends                       --           --          722       9,696          --           --          787      10,600
      Redeemed                       (11,560)    (156,975)          --          --     (11,735)    (159,724)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
      Net increase (decrease)        (11,560)   $(156,975)         722   $   9,696     (11,735)   $(159,724)         787   $  10,600
                                    ========    =========    =========   =========   =========    =========    =========   =========

Core Equity Fund
      Sold                                --           --           --          --          --           --           --          --
      Issued as reinvestment
       of dividends                       --           --          915      15,245          --           --          979      16,362
      Redeemed                       (11,555)    (196,012)          --          --     (11,719)    (199,451)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
      Net increase (decrease)        (11,555)   $(196,012)         915   $  15,245     (11,719)   $(199,451)         979   $  16,362
                                    ========    =========    =========   =========   =========    =========    =========   =========

   Small Cap Value Equity Fund
       Sold                               --           --           --          --          --           --           --          --
       Issued as reinvestment
         of dividends                     --           --        1,011      16,505          --           --        1,042      17,114
       Redeemed                      (11,677)    (192,471)          --          --     (11,809)    (195,879)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
       Net increase (decrease)       (11,677)   $(192,471)       1,011   $  16,505     (11,809)   $(195,879)       1,042   $  17,114
                                    ========    =========    =========   =========   =========    =========    =========   =========

International Equity Fund
       Sold                               --           --           --          --          --           --           --          --
       Issued as reinvestment
        of dividends                      --           --          350       4,275          --           --          354       4,362
       Redeemed                      (10,526)    (128,942)          --          --     (10,635)    (131,194)          --          --
                                    --------    ---------    ---------   ---------   ---------    ---------    ---------   ---------
       Net increase (decrease)       (10,526)   $(128,942)         350   $   4,275     (10,635)   $(131,194)         354   $   4,362
                                    ========    =========    =========   =========   =========    =========    =========   =========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Class 3                            Class A
                                                               Year ended                  Year ended             Year ended
                                                            December 31, 1998           December 31, 1997      December 31, 1998

                                                           Shares      Amount          Shares     Amount       Shares       Amount
                                                           ------      ------          ------     ------       ------       ------
Prime Fund
    Sold                                                       --            --            --           --          165    $ 114,317
    Issued as reinvestment of dividends                        --            --            39    $   5,838          629       94,657
    Redeemed                                                 (777)    $(117,416)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
    Net increase (decrease)                                  (777)    $(117,416)           39    $   5,838          794    $ 208,974
                                                         ========     =========       =======    =========     ========    =========

Short-Term Bond Fund
     Sold                                                      --            --            --           --       11,943      122,436
     Issued as reinvestment of dividends                       --            --           614        6,313          598        6,169
     Redeemed                                             (12,213)     (125,819)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (12,213)    $(125,819)          614    $   6,313       12,541    $ 128,605
                                                         ========     =========       =======    =========     ========    =========

Core Bond Fund
     Sold                                                      --            --            --           --       12,081      131,171
     Issued as reinvestment of dividends                       --            --           680        7,406          693        7,660
     Redeemed                                             (12,379)     (134,838)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (12,379)    $(134,838)          680    $   7,406       12,774    $ 138,831
                                                         ========     =========       =======    =========     ========    =========

Balanced Fund
     Sold                                                      --            --            --           --       11,185      156,981
     Issued as reinvestment of dividends                       --            --           826       11,159        1,280       18,167
     Redeemed                                             (11,820)     (161,227)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (11,820)    $(161,227)          826    $  11,159       12,465    $ 175,148
                                                         ========     =========       =======    =========     ========    =========

Core Equity Fund
     Sold                                                      --            --            --           --       10,877      195,979
     Issued as reinvestment of dividends                       --            --         1,020       17,066        1,477       26,911
     Redeemed                                             (11,813)     (201,310)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (11,813)    $(201,310)        1,020    $  17,066       12,354    $ 222,890
                                                         ========     =========       =======    =========     ========    =========

Small Cap Value Equity Fund
     Sold                                                      --            --            --           --       11,008      192,471
     Issued as reinvestment of dividends                       --            --         1,085       17,846        1,356       18,512
     Redeemed                                             (11,922)     (198,007)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (11,922)    $(198,007)        1,085    $  17,846       12,364    $ 210,983
                                                         ========     =========       =======    =========     ========    =========

International Equity Fund
     Sold                                                      --            --            --           --       10,066      128,943
     Issued as reinvestment of dividends                       --            --           365        4,499        1,768       20,433
     Redeemed                                             (10,680)     (132,039)           --           --           --           --
                                                         --------     ---------       -------    ---------     --------    ---------
     Net increase (decrease)                              (10,680)    $(132,039)          365    $   4,499       11,834    $ 149,376
                                                         ========     =========       =======    =========     ========    =========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                Class Y                                        Class S
                                              Year ended                      Year ended                       Year ended
                                           December 31, 1998               December 31, 1998                December 31, 1997

                                         Shares        Amount            Shares         Amount            Shares           Amount
                                         ------        ------            ------         ------            ------           ------
Prime Fund
     Sold                                3,752    $   2,693,260        4,115,282    $ 638,299,753        2,313,757    $ 356,901,047
     Issued as reinvestment
     of dividends                        2,924          440,359           84,589       12,743,282           89,849       13,552,104
     Redeemed                           (2,987)      (2,160,066)      (4,129,942)    (641,242,129)      (2,516,899)    (387,704,105)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase (decrease)             3,689    $     973,553           69,929    $   9,800,906         (113,293)   $ (17,250,954)
                                       =======    =============       ==========    =============     ============    =============

Short-Term Bond Fund
     Sold                               24,718          253,405       17,247,226      181,488,648        9,428,262       98,207,327
     Issued as reinvestment
     of dividends                        1,355           13,960        1,435,196       14,781,099        1,038,249       10,611,443
     Redeemed                               --               --      (10,729,747)    (113,935,929)      (5,254,453)     (54,663,274)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       26,073    $     267,365        7,952,675    $  82,333,818        5,212,058    $  54,155,496
                                       =======    =============       ==========    =============     ============    =============
Core Bond Fund
     Sold                               34,044          376,986       38,073,055      432,227,434       18,573,681      200,529,976
     Issued as reinvestment
     of dividends                        2,137           23,662        3,534,486       39,029,032        2,529,434       27,329,767
     Redeemed                               --               --      (19,631,777)    (221,930,815)     (13,062,080)    (141,570,384)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       36,181    $     400,648       21,975,764    $ 249,325,651        8,041,035    $  86,289,359
                                       =======    =============       ==========    =============     ============    =============
Balanced Fund
     Sold                               66,553          998,046       20,316,077      292,097,210       15,490,780      208,070,969
     Issued as reinvestment
     of dividends                        7,477          106,178        4,299,084       60,833,346        3,601,954       48,404,059
     Redeemed                               --               --      (18,473,081)    (263,514,399)     (16,501,676)    (221,896,742)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       74,030    $   1,104,224        6,142,080    $  89,416,157        2,591,058    $  34,578,286
                                       =======    =============       ==========    =============     ============    =============

Core Equity Fund
     Sold                               36,358          680,054       44,529,203      800,704,772       42,809,442      708,198,212
     Issued as reinvestment
     of dividends                        4,711           86,146       14,432,891      260,360,335       16,938,371      282,797,539
     Redeemed                              (76)          (1,406)     (52,073,640)    (934,469,135)     (43,586,898)    (722,935,752)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       40,993    $     764,794        6,888,454    $ 126,595,972       16,160,915    $ 268,059,999
                                       =======    =============       ==========    =============     ============    =============

Small Cap Value Equity Fund
     Sold                               35,834          592,343       17,908,247      280,817,097       14,575,709      230,041,190
     Issued as reinvestment
     of dividends                        4,565           62,162        3,355,752       45,664,695        3,890,912       64,043,615
     Redeemed                               --               --      (14,284,755)    (224,319,032)     (10,914,681)    (173,997,186)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       40,399    $     654,505        6,979,244    $ 102,162,760        7,551,940    $ 120,087,619
                                       =======    =============       ==========    =============     ============    =============

International Equity Fund
     Sold                               38,055          478,075       24,866,276      327,156,692       22,135,252      274,603,312
     Issued as reinvestment
     of dividends                        6,192           70,949        7,099,782       81,504,250        1,662,863       20,542,197
     Redeemed                               --               --      (19,794,239)    (255,590,686)     (11,688,395)    (146,517,435)
                                       -------    -------------       ----------    -------------     ------------    -------------
     Net increase                       44,247    $     549,024       12,171,819    $ 153,070,256       12,109,720    $ 148,628,074
                                       =======    =============       ==========    =============     ============    =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Foreign        The International Equity Fund invests substantially all of its
   Securities     assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S.
                  companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.
                  Government.

7. Federal        At December 31, 1998, the cost of securities and the
   Income Tax     unrealized appreciation (depreciation) in the value of
   Information    investments owned by the Funds, as computed on a Federal
                  income tax basis, are as follows:

                                     Federal                 Tax Basis                  Tax Basis
                                   Income Tax                Unrealized                 Unrealized             Net Unrealized
                                      Cost                  Appreciation               Depreciation             Appreciation
                                   ----------               ------------               ------------            --------------
Prime Fund                    $         247,916,928    $               43,019    $                (2,118)  $                40,901
Short-Term Bond Fund                    280,602,336                 2,922,744                    (77,984)                2,844,760
Core Bond Fund                          750,101,064                22,852,821                 (1,615,264)               21,237,557
Balanced Fund                           618,073,733               169,212,379                 (5,127,628)              164,084,751
Core Equity Fund                      2,264,821,470             1,458,500,913                (47,344,888)            1,411,156,025
Small Cap Value Equity Fund             570,047,081               153,443,089                (34,243,173)              119,199,916
International Equity Fund               629,851,111                96,672,796                (84,790,976)               11,881,820


At December 31, 1998, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                 Amount        Expiration Date
                                             -------------   ---------------------
                  Prime Fund                    $ 2,082        December 31, 2003
                  Prime Fund                      2,368        December 31, 2004
                  Prime Fund                      7,761        December 31, 2005
                  Prime Fund                      8,471        December 31, 2006
                  Short-Term Bond Fund           75,661        December 31, 2006

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 1998 qualified for the dividends received deduction, as follows:

Balanced Fund                                        31.85%
Core Equity Fund                                    100.00%
Small Cap Value Equity Fund                         100.00%
International Equity Fund                             0.11%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 1998:

                                       Capital gain dividends
                                       ----------------------

Short-Term Bond Fund                       $     77,588
Core Bond Fund                                1,418,858
Balanced Fund                                35,870,407
Core Equity Fund                            202,004,724
Small Cap Value Equity Fund                  39,980,718
International Equity Fund                    39,245,555

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


8. Line of        The Trust, on behalf of each Fund, maintains a discretionary
   Credit         line of credit agreement with PNC Bank, N.A. Each Fund may borrow under the line of credit, provided that the Trust's borrowings do not exceed $25,000,000 in the aggregate at any one time. Interest is charged based on outstanding borrowings at the Federal Funds Rate plus .45%. Only the International
                  Equity Fund utilized the line of credit during the year ended
                  December 31, 1998. Average daily borrowings for the year ended
                  December 31, 1998 were $5,944,444 and the average interest rate was 6.03%. The maximum borrowing outstanding during the year ended December 31, 1998 was $13,300,000. There was no balance outstanding as of December 31, 1998.

9. Subsequent     On February 1, 1999 the Trustees of the Funds approved changes
   Events         to the management and administrative fees payable to
                  MassMutual. The changes become effective on May 3, 1999. The
                  Trustees also approved the creation of an additional class of shares (Class L) for each of the Funds, and approved the creation of four additional Series.

                  On February 1, 1999, the Trustees of the Funds approved a reverse stock split for Class A and Class Y shares of the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small Cap Value Equity Fund and International Equity Fund. The reverse stock split was effective as of February 5, 1999. The reverse stock split for Class A and Class Y shares was effected in connection with MassMutual's decision to adjust the net asset value ("NAV") for each Class A and Class Y share of each of those Funds to the NAV for the Class S share of the applicable Fund. Each Fund's Class A and Class Y shares were given a conversion factor based on the closing NAV for that Fund's Class S shares on February 4, 1999. The conversion factors for Class A and Class Y shares of each Fund are as follows:

                  Name of Fund and Share Class                 Conversion Factor
                  ----------------------------------------     -----------------
                  Prime Fund Class A                           .014467354962913
                  Prime Fund Class Y                           .014476455941847
                  Short-Term Bond Fund Class A                 .975895602770351
                  Short-Term Bond Fund Class Y                 .976348446108085
                  Core Bond Fund Class A                       .921339124098803
                  Core Bond Fund Class Y                       .920821459897991
                  Balanced Fund Class A                        .712545629080524
                  Balanced Fund Class Y                        .711379099293889
                  Core Equity Fund Class A                     .555030465318217
                  Core Equity Fund Class Y                     .554699319689711
                  Small Cap Value Equity Fund Class A          .572029161851185
                  Small Cap Value Equity Fund Class Y          .571097238765261
                  International Equity Fund Class A            .780667933040925
                  International Equity Fund Class Y            .779709996060320

                  Each shareholder may determine the number of shares it owns as a result of the reverse stock split by multiplying the number of shares owned immediately prior to the reverse stock by the above conversion factor. The reverse stock split has not resulted in a change to shareholder account balances.

                  The Financial Statements have been restated to reflect the reverse stock splits.

--------------------------------------------------------------------------------

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of MassMutual Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Institutional Funds (the "Trust"), comprised of the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity, Small Cap Value Equity and Institutional Equity Funds, as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Trust for the year ended December 31, 1997 and the financial highlights for each of the years in the three-year period then ended and the period October 3, 1994 (commencement of operations) to December 31, 1994 were audited by other auditors whose report, dated February 6, 1998, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MassMutual Institutional Funds as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
March 26, 1999

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus, containing more complete information including fees, risks, and expenses. If used as sales material, this report must be accompanied by a Performance Update for the most recently completed calendar quarter. The figures in this report reflect past results. The investment return and principal value of shares will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. All investments are subject to certain risks. For example, stocks are sensitive to price changes and bonds are affected by interest rate fluctuations. Investors should make investment decisions based on an investment strategy that takes into consideration investment goals, the length of time money can stay invested, and risk tolerance. Portfolio changes should not be considered recommendations for action by individual investors.

                                  Distributor
                      OppenheimerFunds Distributor, Inc.
                            Two World Trade Center
                           New York, New York 10048

March 29, 1999